SEPTEMBER 30, 2008

RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

ALTERNATIVE STRATEGIES ALLOCATION FUND

COMMODITIES STRATEGY FUND

HEDGED EQUITY FUND

INTERNATIONAL ROTATION FUND

MANAGED FUTURES STRATEGY FUND

REAL ESTATE FUND

STRENGTHENING DOLLAR 2x STRATEGY FUND

WEAKENING DOLLAR 2x STRATEGY FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

50

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

52

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

56

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

61

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

74

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

75

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

Most economic and market surveys tend to focus on more recent events because those that occurred earlier seem distant and less important. That dynamic was never so evident as in the April-to-September period, when events of just the previous three weeks completely overwhelmed everything that came before. In an incredibly short period of time, the entire global financial system seized up as the lubricant of any economy—bank lending—came to a complete halt. The resulting crash in global stock markets that began in September continued well into October.

In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside, as financial titans such as Merrill

Lynch, Morgan Stanley, Goldman Sachs and Lehman Brothers collapsed, merged with, or were reborn as commercial banks. It’s clear now that the decision by the U.S. Government to let Lehman Brothers fail was the catalytic event, as the dramatic failure of an institution that weathered the Great Depression and two world wars, laid bare the failings of the traditional investment banking model. Financial dominos tumbled as a wave of commercial bank failures—the most since the savings and loan crisis of the 1990s—unfolded in the third quarter, culminating with the collapse of Washington Mutual, the largest bank failure in U.S. history.

The other huge and profound shift was the nationalization of the global financial system. Several events point to a nearly total takeover of the global financial system: the takeover of Fannie Mae and Freddie Mac, AIG and Washington Mutual; the seizure of IndyMac; the forced merger of Wachovia; and the massive capital infusion and government guarantee of nearly every financial instrument available (both here and in Europe).

In this history-making period, government at all levels moved with unprecedented speed, scope and coordination to save the financial system, and with it, the global economy. In the United States, this culminated with the U.S. Treasury’s $700 billion bail-out plan that will essentially buy up all the bad mortgage assets clogging the financial system.

Rejection of that plan by the House of Representatives in late September sent the markets into a tailspin,

with the Dow suffering its largest point drop in history, while sending the index to three-year lows. Over the past six months, the Dow Jones IndustrialSM Average and the S&P 500® Index each lost more than 10%

of their value, with virtually all of those declines coming in the last two weeks of September. T-Bill yields fell to near zero and interest rates on longer-dated Treasuries fell to decade lows in the market’s massive flight to safety.

It’s not all doom and gloom, however. This volatile market environment has burst the commodity bubble and has resulted in a huge slowdown in global inflation. This helps the emerging markets whose economies have been pummeled by the rise in food and energy costs. Slowing inflation has also ushered in a period of unprecedented dollar strength, which gives the Federal Reserve additional room to ease.

Interest rates could hardly be lower and stocks are cheaper than they have been in some time. With the massive amounts of liquidity pumped into the system, stocks could rally sharply in the months ahead.

Having gone through multiple false bottoms so far this year, the question that still remains is: Can any rally be sustained? The answer to that question is fairly straightforward. First, the allocation of credit in bond and money markets needs to resume. Simply put: A stock market recovery is not possible without it. As I write this, there is definite improvement on that front, but it remains slow and sporadic. Also, the process of de-leveraging (that is, selling assets accumulated during boom times) will be with us for a while. All of this is occurring during a period where global economic growth is downshifting rapidly. While this does not preclude any stock market rallies, it may make them temporary. Astute stock selection, the use of rotational strategies, exposure to currency movements, the implementation of long/short strategies and a focus on quality—above all else—are the keys to investment success in difficult and uncharted terrain.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with Rydex

Investments.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2008 and ending September 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of

5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

A-Class

1.14%

$1,000.00

$

893.10

$

5.41

C-Class

1.88%

1,000.00

889.60

8.91

H-Class

1.13%

1,000.00

893.10

5.36

Sector Rotation Fund

A-Class

1.68%

1,000.00

898.90

8.00

C-Class

2.43%

1,000.00

894.90

11.54

H-Class

1.67%

1,000.00

898.40

7.95

Absolute Return Strategies Fund

A-Class

1.98%

1,000.00

966.70

9.76

C-Class

2.72%

1,000.00

963.10

13.39

H-Class

1.97%

1,000.00

966.70

9.71

Alternative Strategies Allocation Fund

A-Class

0.00%

1,000.00

955.70

—

C-Class

0.75%

1,000.00

952.10

3.67

H-Class

0.00%

1,000.00

955.30

—

Commodities Strategy Fund

A-Class

1.20%

1,000.00

942.20

5.84

C-Class

1.95%

1,000.00

938.70

9.48

H-Class

1.20%

1,000.00

942.40

5.84

Hedged Equity Fund

A-Class

2.18%

1,000.00

952.00

10.67

C-Class

2.94%

1,000.00

948.40

14.36

H-Class

2.19%

1,000.00

952.00

10.72

International Rotation Fund

A-Class

1.67%

1,000.00

818.60

7.61

C-Class

2.42%

1,000.00

815.70

11.02

H-Class

1.67%

1,000.00

818.70

7.61

Managed Futures Strategy Fund

A-Class

1.68%

1,000.00

950.10

8.21

C-Class

2.42%

1,000.00

946.50

11.81

H-Class

1.67%

1,000.00

950.10

8.16

Real Estate Fund

A-Class

1.64%

1,000.00

969.20

8.10

C-Class

2.39%

1,000.00

965.60

11.78

H-Class

1.63%

1,000.00

969.80

8.05

Strengthening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,179.80

9.13

C-Class

2.42%

1,000.00

1,175.60

13.20

H-Class

1.67%

1,000.00

1,179.50

9.12

Weakening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

829.50

7.66

C-Class

2.42%

1,000.00

826.50

11.08

H-Class

1.67%

1,000.00

829.70

7.66

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Multi-Cap Core Equity Fund

A-Class

1.14%

$1,000.00

$1,019.35

$

5.77

C-Class

1.88%

1,000.00

1,015.64

9.50

H-Class

1.13%

1,000.00

1,019.40

5.72

Sector Rotation Fund

A-Class

1.68%

1,000.00

1,016.65

8.49

C-Class

2.43%

1,000.00

1,012.89

12.26

H-Class

1.67%

1,000.00

1,016.70

8.44

Absolute Return Strategies Fund

A-Class

1.98%

1,000.00

1,015.14

10.00

C-Class

2.72%

1,000.00

1,011.43

13.72

H-Class

1.97%

1,000.00

1,015.19

9.95

Alternative Strategies Allocation Fund

A-Class

0.00%

1,000.00

1,025.07

—

C-Class

0.75%

1,000.00

1,021.31

3.80

H-Class

0.00%

1,000.00

1,025.07

—

Commodities Strategy Fund

A-Class

1.20%

1,000.00

1,019.05

6.07

C-Class

1.95%

1,000.00

1,015.29

9.85

H-Class

1.20%

1,000.00

1,019.05

6.07

Hedged Equity Fund

A-Class

2.18%

1,000.00

1,014.14

11.01

C-Class

2.94%

1,000.00

1,010.33

14.82

H-Class

2.19%

1,000.00

1,014.09

11.06

International Rotation Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

Managed Futures Strategy Fund

A-Class

1.68%

1,000.00

1,016.65

8.49

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

Real Estate Fund

A-Class

1.64%

1,000.00

1,016.85

8.29

C-Class

2.39%

1,000.00

1,013.09

12.06

H-Class

1.63%

1,000.00

1,016.90

8.24

Strengthening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

Weakening Dollar 2x Strategy Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

† This ratio represents annualized Total Expenses, which include dividend expense from securities sold short. Excluding short dividend expense, the operating expense ratio would be 0.58%, 0.57%, and 0.57% lower in the A-Class, C-Class, and H-Class, respectively, of the Absolute Return Strategies Fund. Excluding short dividend expense, the operating expense ratio would be 0.78%, 0.79%, and

0.79% lower in the A-Class, C-Class, and H-Class, respectively, of the Hedged Equity Fund. Excluding short dividend expense, the operating expense ratio would be 0.03% lower in each class of the Managed Futures Fund.

6

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

Telecommunication Services

Materials

C-Class

September 23, 2002

Utilities

H-Class

September 23, 2002

Consumer Staples

80%

Energy

Ten Largest Holdings (% of Total Net Assets)

Consumer Discretionary

60%

Exxon Mobil Corp.

1.5%

Industrials

Chevron Corp.

1.0%

Health Care

Bank of America Corp.

1.0%

40%

International Business Machines Corp.

1.0%

Information

Wal-Mart Stores, Inc.

0.8%

Technology

20%

General Electric Co.

0.8%

Financials

Citigroup, Inc.

0.8%

Hewlett-Packard Co.

0.8%

0%

Multi-Cap Core Equity Fund

Procter & Gamble Co.

0.7%

Intel Corp.

0.7%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

9.1%

temporary cash investments.

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

SECTOR ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

Financials

C-Class

March 22, 2002

H-Class

March 22, 2002

Industrials

80%

Ten Largest Holdings (% of Total Net Assets)

60%

Consumer Staples

Procter & Gamble Co.

3.8%

Philip Morris International, Inc.

3.1%

Thermo Fisher Scientific, Inc.

2.8%

40%

Wal-Mart Stores, Inc.

2.1%

Altria Group, Inc.

2.0%

Health Care

20%

Medtronic, Inc.

1.9%

Alcon, Inc. — SP ADR

1.9%

Baxter International, Inc.

1.7%

0%

Sector Rotation Fund

Coca-Cola Co.

1.7%

PepsiCo, Inc.

1.6%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

22.6%

temporary cash investments.

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

7

Futures Contracts
Currency Futures Contracts
Financials
Health Care
Consumer Discretionary
Utilities
Information Technology
Exchange Traded Funds
Industrials
Consumer Staples
Other

FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

50%

A-Class

September 19, 2005

40%

C-Class

September 19, 2005

H-Class

September 19, 2005

30%

20%

Ten Largest Long Holdings

10%

(% of Total Net Assets)

0%

iShares MSCI Emerging Markets

-10%

Index Fund

1.8%

-20%

Northwest Airlines Corp.

0.8%

Greenfield Online, Inc.

0.7%

Wm. Wrigley Jr. Co.

0.6%

Thermo Fisher Scientific, Inc.

0.6%

Hercules, Inc.

0.6%

Puget Energy, Inc.

0.6%

Vanguard Emerging Markets ETF

0.6%

Absolute Return Strategies Fund

Absolute Return Strategies Fund

Long Holdings

Short Holdings

Photon Dynamics, Inc.

0.6%

Darwin Professional Underwriters, Inc.

0.6%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

7.5%

temporary cash investments.

“Ten Largest Long Holdings” exclude any

temporary cash or derivative investments.

ALTERNATIVE STRATEGIES ALLOCATION FUND

OBJECTIVE: To deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 7, 2008

100%

C-Class

March 7, 2008

H-Class

March 7, 2008

80%

Domestic Equity Funds

Holdings (% of Total Net Assets)

Currency Exchange Traded Funds

Rydex Series Funds — Managed

60%

Futures Strategy Fund

37.3%

PowerShares DB G10 Currency

40%

Harvest Fund

12.8%

Alternative Investment Funds

Rydex Series Funds —

20%

Commodities Strategy Fund

12.3%

Rydex Series Funds —

Absolute Return Strategies Fund

10.8%

0%

Alternative Strategies Allocation Fund

Rydex Series Funds — Real

Estate Fund

10.2%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Grand Total

83.4%

temporary cash investments.

“Holdings” exclude any temporary cash or

derivative investments.

0.00

8

8

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

Futures Contracts
Financials
Consumer Discretionary
Exchange Traded Funds
Health Care
Utilities
Industrials
Energy
Consumer Staples
Information Technology
Other

FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The

Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI™”).

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

May 25, 2005

120%

C-Class

May 25, 2005

H-Class

May 25, 2005

Precious Metals

100%

Livestock

Industrial Metals

The Fund invests principally in exchange traded

funds and in derivative instruments such as

80%

Agriculture

structured notes, futures contracts, and options on

S&P GSCI

index futures.

60%

Total Return

Structured Notes

Energy

40%

20%

Exchange

Traded

Funds

0%

Commodities

S&P GSCI

Strategy Fund

Total Return Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

HEDGED EQUITY FUND

OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

70%

A-Class

September 19, 2005

60%

C-Class

September 19, 2005

50%

H-Class

September 19, 2005

40%

30%

Ten Largest Long Holdings

20%

(% of Total Net Assets)

10%

iShares MSCI Emerging Markets

0%

Index Fund

3.7%

-10%

Thermo Fisher Scientific, Inc.

0.9%

Baxter International, Inc.

0.7%

UGI Corp.

0.6%

Nike, Inc. — Class B

0.6%

Vanguard Emerging Markets ETF

0.6%

Allied World Assurance Company

Holdings Ltd.

0.6%

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

Charles Schwab Corp.

0.6%

Verizon Communications, Inc.

0.6%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

McDonald’s Corp.

0.5%

temporary cash investments.

Top Ten Total

9.4%

“Ten Largest Long Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

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9

9

FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

Exchange

Australia

August 31, 2007

Traded Funds

North America

C-Class

August 31, 2007

80%

H-Class

August 31, 2007

North America

Asia

The Fund invests principally in exchange traded

60%

funds and derivative investments such as swap

agreements, futures contracts and options on

Asia

currencies.

40%

Europe

20%

Europe

Other

0%

International

MSCI World

Rotation Fund

Ex USA Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® .

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Commodity Futures

A-Class

March 2, 2007

Contracts

100%

C-Class

March 2, 2007

Futures Contracts

Commodity

Commodity

H-Class

March 2, 2007

Futures

Contracts

Futures

80%

Short Sales

Contracts

The Fund invests principally in exchange traded

Short Sales

S&P

funds and derivative investments such as structured

Diversified

notes, futures contracts, and options on index

60%

Currency Futures

Trends Indicator

futures.

Contracts

Price Return

Short Sales

Linked Notes

40%

Futures

Contracts

S&P Diversified

Short Sales

Trends Indicator

20%

Total Return

Linked Notes

0%

Managed Futures

S&P Diversified

Strategy Fund

Trends Indicator

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”).

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Other

Diversified

C-Class

February 20, 2004

Mortgage REITs

Real Estate

H-Class

February 20, 2004

Industrial REITs

Activities

80%

Diversified REITs

Ten Largest Holdings

Residential REITs

(% of Total Net Assets)

60%

Office REITs

Simon Property Group, Inc.

3.2%

Public Storage

2.9%

40%

Retail REITs

Vornado Realty Trust

2.5%

Brookfield Asset Management, Inc. —

20%

Class A

2.4%

Specialized REITs

Equity Residential

2.4%

Boston Properties, Inc.

2.2%

0%

Real Estate Fund

HCP, Inc.

2.2%

KIMCO Realty Corp.

2.1%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Plum Creek Timber Co., Inc. (REIT)

2.0%

temporary cash investments.

ProLogis

1.9%

Top Ten Total

23.8%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® .

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

May 25, 2005

200%

C-Class

May 25, 2005

H-Class

May 25, 2005

Currency Index

150%

Swap Agreements

The Fund invests principally in derivative

investments such as currency index swap

agreements, futures contracts, and options on index

100%

Swedish Krona

futures.

British Pound

Swiss

U.S. Dollar Index

Japanese Yen

Franc

Futures Contracts

Canadian Dollar

50%

Euro

0%

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (concluded)

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the inverse performance of the U.S Dollar Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Swedish Krona

A-Class

May 25, 2005

100%

Swiss

C-Class

May 25, 2005

80%

Franc

British Pound

Japanese Yen

H-Class

May 25, 2005

60%

Canadian Dollar

The Fund invests principally in derivative

40%

Euro

investments such as currency index swap

20%

agreements, futures contracts, and options on index

futures.

0%

-20%

Currency Index

-40%

Swap Agreements

Short Sales

-60%

-80%

-100%

-120%

U.S. Dollar Index

-140%

Futures Contracts

Short Sales

-160%

-180%

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

12

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 101.0%

Mack-Cali Realty Corp.

1,220

$

41,321

Columbia Banking Systems, Inc.

2,230

39,538

FINANCIALS 17.5%

First Horizon National Corp.

4,091

38,290

Bank of America Corp.

5,280

$

184,800

MGIC Investment Corp.

5,390

37,892

Citigroup, Inc.

7,330

150,338

Max Capital Group Ltd.

1,510

35,077

Wells Fargo & Co.

2,340

87,820

Associated Estates Realty Corp.

2,340

30,490

JPMorgan Chase & Co.

1,570

73,319

MetLife, Inc.

450

25,200

PNC Financial Services

Reinsurance Group of America,

Group, Inc.

900

67,230

Inc. — Class A

450

24,300

Unum Group

2,620

65,762

National Financial Partners Corp.

1,440

21,600

AFLAC, Inc.

1,090

64,037

Charles Schwab Corp.

830

21,580

BB&T Corp.

1,680

63,504

Annaly Capital

Ameriprise Financial, Inc.

1,660

63,412

Management, Inc.

1,400

18,830

Hudson City Bancorp, Inc.

3,380

62,361

PennantPark Investment Corp.

2,380

17,636

Health Care REIT, Inc.

1,140

60,682

Post Properties, Inc.

630

17,621

American Financial Group, Inc.

2,030

59,885

Waddell & Reed Financial,

Platinum Underwriters

Inc. — Class A

680

16,830

Holdings Ltd.

1,680

59,606

Patriot Capital Funding, Inc.

2,620

16,689

Loews Corp.

1,480

58,445

East-West Bancorp, Inc.

1,150

15,755

IPC Holdings Ltd.

1,920

58,003

Sterling Savings Bank

1,060

15,370

Validus Holdings Ltd.

2,490

57,893

Wachovia Corp.

4,310

15,085

Capital One Financial Corp.

1,120

57,120

Hersha Hospitality Trust

1,620

12,053

Nationwide Health

Public Storage

90

8,911

Properties, Inc.

1,580

56,848

Park National Corp.

50

3,900

Axis Capital Holdings Ltd.

1,780

56,444

Bank of New York Mellon Corp.

100

3,258

Entertainment Properties Trust

1,020

55,814

U.S. Bancorp

80

2,882

Digital Realty Trust, Inc.

1,150

54,338

E*Trade Financial Corp.*

870

2,436

Marshall & Ilsley Corp.

2,620

52,793

CIT Group, Inc.

300

2,088

Getty Realty Corp.

2,380

52,765

American International

Education Realty Trust, Inc.

4,700

52,076

Group, Inc.

540

1,798

NYSE Euronext

1,320

51,718

Liberty Property Trust

40

1,506

Hospitality Properties Trust

2,520

51,710

Total Financials

3,230,248

Fidelity National Financial,

INFORMATION TECHNOLOGY 16.7%

Inc. — Class A

3,500

51,450

International Business

Hercules Technology Growth

Machines Corp.

1,530

178,949

Capital, Inc.

5,280

51,216

Hewlett-Packard Co.

3,030

140,107

Agree Realty Corp.

1,790

51,194

Intel Corp.

7,160

134,107

Urstadt Biddle Properties, Inc.

2,730

51,188

Microsoft Corp.

4,540

121,173

Medallion Financial Corp.

4,860

50,884

Apple, Inc.*

930

105,704

Prospect Capital Corp.

3,950

50,600

Accenture Ltd. — Class A

1,840

69,920

Renasant Corp.

2,310

50,150

Corning, Inc.

4,340

67,878

International Assets

Oracle Corp.*

3,240

65,804

Holding Corp.*

2,060

49,667

Adobe Systems, Inc.*

1,660

65,520

Hanover Insurance Group, Inc.

1,090

49,617

Symantec Corp.*

3,200

62,656

Transatlantic Holdings, Inc.

900

48,915

Motorola, Inc.

8,710

62,189

Sanders Morris Harris Group Inc.

5,620

48,613

Mantech International

Weingarten Realty Investors

1,360

48,511

Corp. — Class A*

1,040

61,662

Fifth Third Bancorp

4,020

47,838

Texas Instruments, Inc.

2,850

61,275

MBIA, Inc.

3,900

46,410

CACI International,

FelCor Lodging Trust, Inc.

6,450

46,182

Inc. — Class A*

1,210

60,621

Cardinal Financial Corp.

5,590

45,167

Cisco Systems, Inc.*

2,620

59,107

Harleysville National Corp.†

2,640

44,827

Take-Two Interactive

State Auto Financial Corp.

1,530

44,477

Software, Inc.

3,580

58,712

Oriental Financial Group

2,460

43,936

CA, Inc.

2,910

58,084

Huntington Bancshares, Inc.

5,350

42,747

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Computer Sciences Corp.*

1,430

$

57,472

Thermo Fisher Scientific, Inc.*

1,210

$

66,550

Skyworks Solutions, Inc.*

6,690

55,928

Genzyme Corp.*

820

66,330

Western Digital Corp.*

2,570

54,792

Myriad Genetics, Inc.*

1,020

66,178

Automatic Data Processing, Inc.

1,280

54,720

Becton, Dickinson & Co.

800

64,208

JDS Uniphase Corp.*

6,160

52,114

Medco Health Solutions, Inc.*

1,420

63,900

Heartland Payment Systems, Inc.

2,020

51,631

Biogen Idec, Inc.*

1,270

63,868

Quality Systems, Inc.

1,220

51,557

OSI Pharmaceuticals, Inc.*

1,270

62,598

Marvell Technology Group Ltd.*

5,540

51,522

Varian Medical Systems, Inc.*

1,050

59,986

Ingram Micro, Inc. — Class A*

3,200

51,424

Computer Programs &

Website Pros, Inc.*

9,370

50,598

Systems, Inc.

2,050

59,348

Broadcom Corp. — Class A*

2,710

50,487

Bio-Rad Laboratories,

InfoSpace, Inc.

4,600

49,910

Inc. — Class A*

590

58,481

Plexus Corp.*

2,390

49,473

Genentech, Inc.*

650

57,642

Intersil Corp. — Class A

2,970

49,243

Hologic, Inc.*

2,910

56,250

Applied Micro Circuits Corp.*

8,210

49,096

Amedisys, Inc.*

1,140

55,484

SAIC, Inc.*

2,410

48,754

Intuitive Surgical, Inc.*

230

55,425

Fairchild Semiconductor

Perrigo Co.

1,420

54,613

International, Inc.*

5,360

47,650

Mylan Laboratories, Inc.*

4,740

54,131

FactSet Research Systems Inc.

910

47,548

Cardiac Science Corp.*

5,200

53,872

CommScope, Inc.*

1,340

46,418

Invitrogen Corp.*

1,420

53,676

Avnet, Inc.*

1,880

46,304

Hill-Rom Holdings, Inc.

1,760

53,346

Amkor Technology, Inc.*

7,230

46,055

Edwards Lifesciences Corp.*

920

53,139

Akamai Technologies, Inc.*

2,630

45,867

Pfizer, Inc.

2,830

52,185

Super Micro Computer, Inc.*

5,080

45,771

Martek Biosciences Corp.

1,660

52,157

Jabil Circuit, Inc.

4,730

45,124

Inverness Medical

Multi-Fineline Electronix, Inc.*

2,800

41,412

Innovations, Inc.*

1,710

51,300

PC Mall, Inc.*

5,670

38,726

Greatbatch, Inc.*

2,090

51,289

Seagate Technology

3,120

37,814

Express Scripts, Inc.*

690

50,936

TeleCommunication Systems,

Community Health

Inc. — Class A*

5,460

37,729

Systems, Inc.*

1,720

50,413

Radisys Corp.*

4,067

34,976

Tenet Healthcare Corp.*

8,870

49,229

Google, Inc. — Class A*

80

32,042

Zoll Medical Corp.*

1,480

48,426

Hackett Group, Inc.*

5,706

31,041

Emergency Medical Services

Arris Group, Inc.*

3,780

29,219

Corp. — Class A*

1,620

48,406

Interwoven, Inc.*

1,820

25,698

Sun Healthcare Group, Inc.*

3,210

47,059

Integrated Device

Molina Healthcare, Inc.*

1,510

46,810

Technology, Inc.*

2,950

22,951

Sirona Dental Systems, Inc.*

1,940

45,163

Sohu.com, Inc.*

410

22,858

Cardinal Health, Inc.

840

41,395

Cogo Group, Inc.*

3,970

20,922

Universal Health Services,

VMware, Inc.*

730

19,447

Inc. — Class B

730

40,902

Silicon Image, Inc.*

3,480

18,583

Charles River Laboratories

Imation Corp.

660

14,909

International, Inc.*

710

39,426

Brightpoint, Inc.*

1,980

14,256

Applied Biosystems Inc.

1,140

39,045

Qualcomm, Inc.

260

11,172

Invacare Corp.

1,380

33,313

Linear Technology Corp.

200

6,132

National Healthcare Corp.

610

28,743

MEMC Electronic Materials, Inc.*

10

283

Henry Schein, Inc.*

490

26,382

Total Information Technology

3,093,096

HLTH Corp.*

2,140

24,460

HEALTH CARE 13.9%

Cerner Corp.*

450

20,088

Abbott Laboratories

2,090

120,342

eResearch Technology, Inc.*

1,430

17,031

Johnson & Johnson, Inc.

1,580

109,462

Merck & Co., Inc.

260

8,206

Eli Lilly & Co.

1,880

82,776

Providence Service Corp.*

804

7,879

Bristol-Myers Squibb Co.

3,940

82,149

Amgen, Inc.*

60

3,556

Schering-Plough Corp.

3,970

73,326

Total Health Care

2,570,879

14

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INDUSTRIALS 12.6%

SkyWest, Inc.

510

$

8,150

General Electric Co.

6,070

$

154,785

Fushi Copperweld, Inc.*

460

4,457

Union Pacific Corp.

1,080

76,853

AAR Corp.*

10

166

Lockheed Martin Corp.

690

75,672

Total Industrials

2,318,250

Emerson Electric Co.

1,760

71,790

CONSUMER DISCRETIONARY 11.1%

Burlington Northern

Walt Disney Co.

2,810

86,239

Santa Fe Corp.

720

66,550

Nike, Inc. — Class B

1,040

69,576

Honeywell International, Inc.

1,600

66,480

Liberty Global, Inc. — Class A*

2,240

67,872

Southwest Airlines Co.

4,520

65,585

Amazon.com, Inc.*

890

64,756

Fluor Corp.

1,170

65,169

Comcast Corp. — Class A

3,000

58,890

ITT Corporation

1,170

65,064

Johnson Controls, Inc.

1,910

57,930

CSX Corp.

1,190

64,938

Ross Stores, Inc.

1,560

57,423

Parker Hannifin Corp.

1,185

62,805

Carnival Corp.

1,600

56,560

Raytheon Co.

1,170

62,607

Omnicom Group, Inc.

1,460

56,298

Northrop Grumman Corp.

970

58,724

Whirlpool Corp.

710

56,296

Textron, Inc.

2,003

58,648

Darden Restaurants, Inc.

1,930

55,256

Eaton Corp.

1,030

57,865

DIRECTV Group, Inc.*

2,080

54,434

EMCOR Group, Inc.*

2,130

56,062

Best Buy Company, Inc.

1,450

54,375

Cummins, Inc.

1,280

55,962

Polo Ralph Lauren Corp.

800

53,312

ABM Industries, Inc.

2,470

53,945

Brookfield Homes Corp.

3,610

51,840

Regal-Beloit Corp.

1,240

52,725

Foot Locker, Inc.

3,180

51,389

Griffon Corp.*

5,780

52,136

Bob Evans Farms, Inc.

1,880

51,305

EnerSys*

2,590

51,049

1-800-FLOWERS.com, Inc.*

8,200

49,364

Norfolk Southern Corp.

770

50,982

Unifirst Corp.

1,120

48,261

URS Corp.*

1,390

50,971

Polaris Industries, Inc.

1,033

46,991

Terex Corp.*

1,640

50,053

Core-Mark Holding Co., Inc.*

1,880

46,981

Comfort Systems USA, Inc.

3,710

49,566

Stage Stores, Inc.

3,410

46,581

AGCO Corp.*

1,150

49,001

TJX Companies, Inc.

1,520

46,390

Hawaiian Holdings, Inc.*

5,220

48,442

P.F. Chang’s China Bistro, Inc.*

1,950

45,903

Tecumseh Products Co. —

McDonald’s Corp.

740

45,658

Class A*

1,920

48,077

Royal Caribbean Cruises Ltd.

2,190

45,442

Metalico, Inc.*

8,040

47,436

Sauer, Inc.

1,840

45,430

Manitowoc Co., Inc.

2,938

45,686

Fuqi International, Inc.*

5,540

45,151

NN, Inc.

3,530

45,360

Panera Bread Co. — Class A*

880

44,792

Pacer International, Inc.

2,550

41,998

La-Z-Boy, Inc.

4,730

44,084

Genco Shipping & Trading Ltd.

1,200

39,888

Jo-Ann Stores, Inc.*

2,070

43,429

VSE Corp.

1,120

37,778

DineEquity, Inc.†

2,540

42,824

CAI International, Inc.*

3,220

35,613

ArvinMeritor, Inc.

3,280

42,771

Volt Information Sciences, Inc.*

3,890

34,932

Kenneth Cole Productions,

NACCO Industries, Inc. —

Inc. — Class A

2,580

37,926

Class A

290

27,411

Fred’s, Inc.

2,580

36,688

SPX Corp.

330

25,410

Christopher & Banks Corp.

4,740

36,356

Insteel Industries, Inc.

1,850

25,141

Goodyear Tire & Rubber Co.*

2,260

34,601

TBS International Ltd. —

Live Nation, Inc.*

2,000

32,540

Class A*

1,750

23,555

Meritage Homes Corp.*

1,240

30,628

Eagle Bulk Shipping Inc.

1,600

22,304

Modine Manufacturing Co.

1,380

19,982

Cenveo, Inc.*

2,544

19,563

Exide Technologies*

2,380

17,564

NCI Building Systems, Inc.*

540

17,145

DeVry, Inc.

280

13,871

Tyco International Ltd.

480

16,810

Sonic Automotive, Inc.

1,600

13,536

Goodrich Corp.

390

16,224

Big Lots, Inc.*

470

13,080

Delta Air Lines, Inc.*

2,100

15,645

ITT Educational Services, Inc.*

120

9,709

Boeing Co.

250

14,337

Systemax, Inc.

630

8,858

Knoll, Inc.

710

10,735

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Harman International

Pantry, Inc.*

2,600

$

55,094

Industries, Inc.

170

$

5,792

Corn Products International, Inc.

1,610

51,971

EW Scripps Co. — Class A

450

3,181

Tyson Foods, Inc. — Class A

4,300

51,342

Macy’s, Inc.

110

1,978

Coca-Cola Co.

960

50,765

Petsmart, Inc.

30

741

Sanderson Farms, Inc.

1,370

50,334

Total Consumer Discretionary

2,050,834

PepsiAmericas, Inc.

2,330

48,277

ENERGY 10.1%

Farmer Brothers Co.

1,920

47,750

Exxon Mobil Corp.

3,630

281,906

Susser Holdings Corp.*

3,150

47,439

Chevron Corp.

2,260

186,405

Zhongpin, Inc.*

4,450

47,303

Occidental Petroleum Corp.

1,350

95,107

PepsiCo, Inc.

610

43,475

Apache Corp.

700

72,996

Costco Wholesale Corp.

590

38,309

Murphy Oil Corp.

1,110

71,195

Philip Morris International, Inc.

770

37,037

Transocean, Inc.*

640

70,298

Cal-Maine Foods, Inc.†

1,320

36,221

Noble Corp.

1,500

65,850

Anheuser-Busch Companies, Inc.

470

30,494

Hess Corp.

800

65,664

Central European

ENSCO International, Inc.

1,110

63,969

Distribution Corp.*

660

29,971

ConocoPhillips

870

63,727

Colgate-Palmolive Co.

360

27,126

Williams Companies, Inc.

2,440

57,706

Archer-Daniels-Midland Co.

470

10,298

Cimarex Energy Co.

1,150

56,247

Spartan Stores, Inc.

210

5,225

Plains Exploration &

AgFeed Industries, Inc.*

360

2,844

Production Co.*

1,590

55,904

Spectrum Brands, Inc.*

1,360

1,890

Swift Energy Co.*

1,380

53,392

Total Consumer Staples

1,271,400

Arch Coal, Inc.

1,560

51,308

UTILITIES 5.7%

Crosstex Energy, Inc.

2,050

51,189

MDU Resources Group, Inc.

2,130

61,780

Oil States International, Inc.*

1,430

50,551

CenterPoint Energy, Inc.

4,120

60,029

Schlumberger Ltd.

640

49,978

DTE Energy Co.

1,470

58,977

Mariner Energy, Inc.*

2,370

48,585

Pepco Holdings, Inc.

2,550

58,421

Unit Corp.*

850

42,347

Laclede Group, Inc.

1,180

57,218

W&T Offshore, Inc.

1,410

38,479

Southern Co.

1,470

55,404

Halliburton Co.

1,110

35,953

Mge Energy, Inc.

1,550

55,103

Massey Energy Co.

980

34,957

Integrys Energy Group, Inc.

1,090

54,435

Alpha Natural Resources, Inc.*

580

29,829

Pinnacle West Capital Corp.

1,570

54,024

Frontline Ltd.

530

25,477

UGI Corp.

2,090

53,880

Exterran Holdings, Inc.*

700

22,372

NorthWestern Corp.

2,140

53,778

Clayton Williams Energy, Inc.*

290

20,454

Oneok, Inc.

1,540

52,976

Western Refining, Inc.

1,870

18,906

Great Plains Energy, Inc.

2,350

52,217

Gulfport Energy Corp.*

1,810

18,191

Unisource Energy Corp.

1,760

51,374

Sunoco, Inc.

450

16,011

Central Vermont Public

Whiting Petroleum Corp.*

200

14,252

Service Corp.

2,180

51,099

Tesoro Corp.

680

11,213

Sierra Pacific Resources

5,330

51,061

Hornbeck Offshore

Atmos Energy Corp.

1,900

50,578

Services, Inc.*

270

10,427

CH Energy Group, Inc.

1,130

49,234

Encore Acquisition Co.*

90

3,760

Alliant Energy Corp.

1,330

42,839

World Fuel Services Corp.

160

3,685

Empire District Electric Co.

1,280

27,328

PHI, Inc.*

10

369

Dynegy Inc.*

460

1,647

Total Energy

1,858,659

Total Utilities

1,053,402

CONSUMER STAPLES 6.9%

MATERIALS 4.4%

Wal-Mart Stores, Inc.

2,600

155,714

International Paper Co.

2,600

68,068

Procter & Gamble Co.

1,980

137,986

Cabot Corp.

1,690

53,708

Altria Group, Inc.

4,110

81,542

Greif, Inc. — Class A

800

52,496

Kroger Co.

2,360

64,853

Ashland, Inc.

1,789

52,310

Sysco Corp.

1,920

59,193

Wausau Paper Corp.

5,160

52,271

Bunge Ltd.

933

58,947

CF Industries Holdings, Inc.

550

50,303

16

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

SHARES

VALUE

The Mosaic Co.

703

$

47,818

Schweitzer-Mauduit

International, Inc.

2,500

47,475

United States Steel Corp.

610

47,342

Innophos Holdings, Inc.

1,940

47,297

PolyOne Corp.*

6,970

44,956

Steel Dynamics, Inc.

2,630

44,947

AK Steel Holding Corp.

1,290

33,437

Terra Industries, Inc.

1,110

32,634

Schnitzer Steel Industries,

Inc. — Class A

810

31,784

Reliance Steel & Aluminum Co.

680

25,820

Cleveland-Cliffs, Inc.

440

23,294

General Steel Holdings, Inc.*

3,180

22,705

Quaker Chemical Corp.

780

22,199

MeadWestvaco Corp.

450

10,490

A.M. Castle & Co.

430

7,430

Monsanto Co.

10

990

Total Materials

819,774

TELECOMMUNICATION SERVICES 2.1%

AT&T, Inc.

3,180

88,785

Verizon Communications, Inc.

2,000

64,180

NII Holdings, Inc. — Class B*

1,530

58,018

Embarq Corp.

1,400

56,770

NTELOS Holdings Corp.

1,880

50,553

Syniverse Holdings, Inc.*

2,910

48,335

Fairpoint Communications, Inc.

1,580

13,699

Total Telecommunication Services

380,340

Total Common Stocks

(Cost $19,839,241)

18,646,882

SECURITIES LENDING COLLATERAL 0.5%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 11)

87,820

87,820

Total Securities Lending Collateral

(Cost $87,820)

87,820

Total Investments 101.5%

(Cost $19,927,061)

$18,734,702

Liabilities in Excess of

Other Assets – (1.5)%

$

(277,172)

Net Assets – 100.0%

$18,457,530

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2008 — See Note 11.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 100.2%

CONSUMER STAPLES 33.0%

Procter & Gamble Co.

159,100

$

11,087,679

HEALTH CARE 42.7%

Philip Morris International, Inc.

186,600

8,975,460

Thermo Fisher Scientific, Inc.*

147,700

$

8,123,500

Wal-Mart Stores, Inc.

102,200

6,120,758

Medtronic, Inc.

113,400

5,681,340

Altria Group, Inc.

296,100

5,874,624

Alcon, Inc. — SP ADR

33,681

5,439,818

Coca-Cola Co.

91,900

4,859,672

Baxter International, Inc.

75,500

4,955,065

PepsiCo, Inc.

66,800

4,760,836

Covidien Ltd.

80,000

4,300,800

Colgate-Palmolive Co.

61,100

4,603,885

Genentech, Inc.*

48,200

4,274,376

Kimberly-Clark Corp.

63,100

4,091,404

Applied Biosystems Inc.

122,500

4,195,625

Lorillard, Inc.

45,900

3,265,785

Covance, Inc.*

46,500

4,111,065

Anheuser-Busch Companies, Inc.

45,800

2,971,504

Waters Corp.*

66,900

3,892,242

UST, Inc.

43,800

2,914,452

Amgen, Inc.*

64,200

3,805,134

Diageo PLC — SP ADR

41,100

2,830,146

Stryker Corp.

61,000

3,800,300

CVS Caremark Corp.

81,400

2,739,924

Pharmaceutical Product

Clorox Co.

37,100

2,325,799

Development, Inc.

90,700

3,750,445

Walgreen Co.

69,800

2,161,008

Illumina, Inc.*

87,000

3,526,110

Reynolds American, Inc.

43,425

2,111,323

Becton, Dickinson & Co.

42,500

3,411,050

Costco Wholesale Corp.

32,500

2,110,225

Millipore Corp.*

48,700

3,350,560

Energizer Holdings, Inc.*

21,100

1,699,605

Boston Scientific Corp.*

260,200

3,192,654

Kroger Co.

61,500

1,690,020

Invitrogen Corp.*

83,500

3,156,300

Sysco Corp.

54,000

1,664,820

Charles River Laboratories

Church & Dwight Co., Inc.

24,800

1,539,832

International, Inc.*

56,100

3,115,233

Safeway, Inc.

53,300

1,264,276

Zimmer Holdings, Inc.*

44,600

2,879,376

Coca-Cola Enterprises, Inc.

74,100

1,242,657

St. Jude Medical, Inc.*

66,000

2,870,340

Dr Pepper Snapple Group, Inc.*

45,900

1,215,432

PerkinElmer, Inc.

112,300

2,804,131

Molson Coors Brewing Co. —

Gilead Sciences, Inc.*

61,100

2,784,938

Class B

25,000

1,168,750

Bio-Rad Laboratories,

Pepsi Bottling Group, Inc.

37,400

1,090,958

Inc. — Class A*

28,001

2,775,459

Brown-Forman Corp. — Class B

12,900

926,349

Techne Corp.*

37,800

2,726,136

Constellation Brands, Inc. —

Bruker BioSciences Corp.*

193,950

2,585,353

Class A*†

42,300

907,758

C.R. Bard, Inc.

26,100

2,476,107

Universal Corp.

16,954

832,272

Intuitive Surgical, Inc.*

9,600

2,313,408

SUPERVALU, INC.

37,800

820,260

Parexel International Corp.*

80,200

2,298,532

Hansen Natural Corp.*

25,300

765,325

Celgene Corp.*

35,200

2,227,456

Vector Group Ltd.

40,019

706,736

Varian Medical Systems, Inc.*†

38,800

2,216,644

PepsiAmericas, Inc.

32,449

672,343

Genzyme Corp.*

26,400

2,135,496

Whole Foods Market, Inc.

33,100

662,993

Hospira, Inc.*

50,400

1,925,280

Longs Drug Stores Corp.

8,700

658,068

DENTSPLY International, Inc.

48,300

1,813,182

BJ’s Wholesale Club, Inc.*

15,500

602,330

Varian, Inc.*

40,991

1,758,514

Central European

Hologic, Inc.*

81,300

1,571,529

Distribution Corp.*

12,000

544,920

Biogen Idec, Inc.*

29,000

1,458,410

WD-40 Co.

15,132

543,693

ImClone Systems, Inc.*

19,500

1,217,580

Casey’s General Stores, Inc.

16,500

497,805

Cephalon, Inc.*†

13,900

1,077,111

Ruddick Corp.

15,200

493,240

Vertex Pharmaceuticals, Inc.*†

30,400

1,010,496

United Natural Foods, Inc.*

17,000

424,830

Myriad Genetics, Inc.*†

12,200

791,536

Winn-Dixie Stores, Inc.*

24,300

337,770

Alexion Pharmaceuticals, Inc.*

20,100

789,930

Total Consumer Staples

96,777,526

OSI Pharmaceuticals, Inc.*

15,500

763,995

INDUSTRIALS 15.8%

United Therapeutics Corp.*

7,075

744,078

Union Pacific Corp.

53,500

3,807,060

BioMarin Pharmaceuticals, Inc.*†

25,500

675,495

Burlington Northern

Amylin Pharmaceuticals, Inc.*

31,500

636,930

Santa Fe Corp.

38,100

3,521,583

Total Health Care

125,409,059

Southwest Airlines Co.†

229,600

3,331,496

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Norfolk Southern Corp.

50,200

$

3,323,742

SECURITIES LENDING COLLATERAL 3.1%

Canadian National Railway Co.

63,800

3,051,554

Mount Vernon Securities

CSX Corp.

51,600

2,815,812

Lending Trust Prime

AMR Corp.*

215,100

2,112,282

Portfolio (Note 11)

9,166,804

$

9,166,804

Northwest Airlines Corp.*†

215,400

1,945,062

Total Securities Lending Collateral

Delta Air Lines, Inc.*†

260,900

1,943,705

(Cost $9,166,804)

9,166,804

Continental Airlines, Inc. —

Class B*

111,100

1,853,148

FACE

JetBlue Airways Corp.*

291,200

1,441,440

AMOUNT

J.B. Hunt Transport Services, Inc.

39,400

1,314,778

UAL Corp.†

149,300

1,312,347

REPURCHASE AGREEMENTS 0.1%

Copa Holdings SA

39,000

1,267,500

Repurchase Agreements (Note 7)

SkyWest, Inc.

77,500

1,238,450

Morgan Stanley

Allegiant Travel Co.*

34,800

1,229,136

issued 09/30/08 at 0.05%

Kansas City Southern*

27,000

1,197,720

due 10/01/08

$65,154

65,154

Ryder System, Inc.

18,500

1,147,000

Mizuho Financial Group, Inc.

Alaska Air Group, Inc.*

54,200

1,105,138

issued 09/30/08 at 0.26%

US Airways Group, Inc.*†

166,900

1,006,407

due 10/01/08

53,968

53,968

Con-way, Inc.

20,200

891,022

Morgan Stanley

Landstar System, Inc.†

20,200

890,012

issued 09/30/08 at 0.10%

Hertz Global Holdings, Inc.*†

116,300

880,391

due 10/01/08

38,208

38,208

Werner Enterprises, Inc.

39,600

859,716

Total Repurchase Agreements

Heartland Express, Inc.†

51,700

802,384

(Cost $157,330)

157,330

Knight Transportation, Inc.

44,100

748,377

Total Investments 103.4%

AirTran Holdings, Inc.*

284,700

691,821

(Cost $313,452,797)

$ 303,363,042

Old Dominion Freight Line, Inc.*

22,700

643,318

Liabilities in Excess of

Total Industrials

46,372,401

Other Assets – (3.4)%

$

(9,867,329)

FINANCIALS 8.7%

Net Assets – 100.0%

$ 293,495,713

HSBC Holdings PLC — SP ADR

58,700

4,744,721

Wells Fargo & Co.

108,500

4,072,005

U.S. Bancorp

76,300

2,748,326

Barclays PLC — SP ADR

102,300

2,526,810

PNC Financial Services

Group, Inc.

23,300

1,740,510

BB&T Corp.

43,300

1,636,740

SunTrust Banks, Inc.

29,200

1,313,708

M&T Bank Corp.

12,700

1,133,475

UnionBanCal Corp.

14,600

1,070,034

Marshall & Ilsley Corp.

40,600

818,090

Fifth Third Bancorp

67,200

799,680

Regions Financial Corp.†

83,000

796,800

KeyCorp

66,400

792,816

Comerica, Inc.

23,300

764,007

Wachovia Corp.

149,200

522,200

Total Financials

25,479,922

Total Common Stocks

(Cost $304,128,663)

294,038,908

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2008 — See Note 11.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 52.7%

Cincinnati Financial Corp.§

4,290

$

122,008

State Street Corp.§

2,110

120,017

FINANCIALS 9.3%

Macerich Co.§

1,800

114,570

Darwin Professional

Waddell & Reed Financial,

Underwriters, Inc.*

39,830

$

1,239,112

Inc. — Class A§

3,650

90,337

Charles Schwab Corp.§

40,319

1,048,294

Protective Life Corp.§

2,870

81,824

Nationwide Financial

Genworth Financial,

Services, Inc.

21,010

1,036,423

Inc. — Class A§

8,320

71,635

Allied World Assurance

NYSE Euronext§

1,270

49,759

Company Holdings Ltd

27,699

983,868

Endurance Specialty

Aon Corp.§

20,549

923,883

Holdings Ltd.

1,240

38,341

Hilb Rogal & Hobbs Co.

17,249

806,218

Jones Lang LaSalle, Inc.§

690

30,001

Travelers Companies, Inc.§

14,800

668,960

IntercontinentalExchange, Inc.*§

220

17,750

Loews Corp.§

16,929

668,526

Leucadia National Corp.§

290

13,178

Plum Creek Timber Co.,

Total Financials

19,965,299

Inc. (REIT)§

11,990

597,821

HEALTH CARE 8.2%

Annaly Capital

Thermo Fisher Scientific, Inc.*§

24,399

1,341,945

Management, Inc.

41,069

552,378

Applied Biosystems Inc.

35,979

1,232,281

Castlepoint Holdings Ltd.

49,490

550,824

Apria Healthcare Group, Inc.*

65,309

1,191,236

MetLife, Inc.§

9,330

522,480

Baxter International, Inc.§

17,749

1,164,867

Blackrock, Inc.

2,580

501,810

Alpharma, Inc. — Class A*

30,224

1,114,963

Axis Capital Holdings Ltd.

15,690

497,530

Genentech, Inc.*

12,520

1,110,274

JPMorgan Chase & Co.§

10,310

481,477

Vital Signs, Inc.

14,610

1,079,679

PartnerRe Ltd.

7,020

477,992

Datascope Corp.

17,978

928,204

Hanover Insurance Group, Inc.§

10,300

468,856

HLTH Corp.*

64,540

737,692

Unum Group§

18,239

457,799

Barr Pharmaceuticals, Inc.*

9,680

632,104

AFLAC, Inc.§

7,200

423,000

LifePoint Hospitals, Inc.*§

15,359

493,638

Philadelphia Consolidated

Hill-Rom Holdings, Inc.§

15,290

463,440

Holding Corp.*

6,930

405,890

C.R. Bard, Inc.§

4,880

462,966

Invesco Ltd.§

19,179

402,375

ImClone Systems, Inc.*

7,280

454,563

Transatlantic Holdings, Inc.

7,220

392,407

WellPoint, Inc.*§

9,030

422,333

Liberty Media Corp - Capital*

28,740

384,541

Express Scripts, Inc.*§

5,360

395,675

Federated Investors,

Covance, Inc.*§

3,870

342,147

Inc. — Class B§

13,070

377,069

Pfizer, Inc.§

18,350

338,374

Arthur J. Gallagher & Co.§

14,660

376,175

Millipore Corp.*§

4,710

324,048

Chubb Corp.§

6,000

329,400

Techne Corp.*§

4,350

313,722

Hudson City Bancorp, Inc.§

17,769

327,838

Charles River Laboratories

Allstate Corp.§

6,970

321,456

International, Inc.*§

4,600

255,438

T. Rowe Price Group, Inc.§

5,900

316,889

DENTSPLY International, Inc.§

6,550

245,887

ProLogis§

7,640

315,303

Medco Health Solutions, Inc.*§

5,060

227,700

Janus Capital Group, Inc.§

12,210

296,459

Pharmaceutical Product

Goldman Sachs Group, Inc.§

2,000

256,000

Development, Inc.§

5,320

219,982

Ameriprise Financial, Inc.§

6,130

234,166

Hologic, Inc.*§

10,870

210,117

Health Care REIT, Inc.§

3,820

203,339

McKesson Corp.§

3,680

198,021

Northern Trust Corp.§

2,800

202,160

Aetna, Inc.§

5,290

191,022

Hartford Financial Services

Biogen Idec, Inc.*§

3,640

183,056

Group, Inc.§

4,140

169,699

Quest Diagnostics, Inc.§

3,060

158,110

Nationwide Health

Perrigo Co.§

3,520

135,379

Properties, Inc.§

4,370

157,233

Coventry Health Care, Inc.*§

2,770

90,164

Everest Re Group Ltd.§

1,740

150,562

Community Health

HCP, Inc.§

3,620

145,271

Systems, Inc.*§

2,860

83,827

People’s United Financial, Inc.

7,320

140,910

Illumina, Inc.*

2,020

81,871

Host Hotels & Resorts, Inc.§

10,240

136,090

Waters Corp.*§

1,290

75,052

W.R. Berkley Corp.§

5,730

134,941

Inverness Medical Innovations*

388

73,720

American Financial Group, Inc.§

4,490

132,455

20

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Amgen, Inc.*§

1,230

$

72,902

DreamWorks Animation

BioMarin Pharmaceuticals, Inc.*

2,550

67,550

SKG, Inc. — Class A*§

5,260

$

165,427

PerkinElmer, Inc.§

2,160

53,935

BorgWarner, Inc.§

5,010

164,178

Bio-Rad Laboratories,

DeVry, Inc.§

3,130

155,060

Inc. — Class A*

540

53,525

Bluegreen Corp.*

22,340

154,369

Medtronic, Inc.§

1,060

53,106

Ross Stores, Inc.§

4,170

153,498

Alcon, Inc. — SP ADR

320

51,683

CTC Media, Inc.*

9,180

137,700

Humana, Inc.*§

1,220

50,264

LKQ Corp.*

7,990

135,590

Bruker BioSciences Corp.*

3,730

49,721

Yum! Brands, Inc.§

3,770

122,940

Parexel International Corp.*

1,540

44,136

Hanesbrands, Inc.*§

4,860

105,705

Covidien Ltd.§

750

40,320

Snap-On, Inc.§

1,940

102,160

Varian, Inc.*§

790

33,891

Whirlpool Corp.§

1,260

99,905

Intuitive Surgical, Inc.*§

140

33,737

Central European Media

Becton, Dickinson & Co.§

400

32,104

Enterprises Ltd. — Class A*†

1,460

95,484

Zimmer Holdings, Inc.*§

420

27,115

Strayer Education, Inc.§

370

74,096

St. Jude Medical, Inc.*§

620

26,964

Discovery Communications,

Cephalon, Inc.*§

270

20,922

Inc. — Class A*

4,765

67,901

Varian Medical Systems, Inc.*§

360

20,567

Discovery Communications, Inc.*

4,765

67,472

Alexion Pharmaceuticals, Inc.*

380

14,934

Penske Auto Group, Inc.†

5,730

65,723

Myriad Genetics, Inc.*

230

14,922

Barnes & Noble, Inc.§

2,430

63,374

OSI Pharmaceuticals, Inc.*

300

14,787

priceline.com, Inc.*§

920

62,956

United Therapeutics Corp.*

120

12,620

Johnson Controls, Inc.§

1,690

51,258

Vertex Pharmaceuticals, Inc.*§

290

9,640

Apollo Group, Inc. — Class A*§

790

46,847

Inverness Medical

Big Lots, Inc.*§

1,620

45,085

Innovations, Inc.*

250

7,500

Tiffany & Co.§

1,220

43,334

Total Health Care

17,780,342

Autoliv, Inc.

1,220

41,175

CONSUMER DISCRETIONARY 6.0%

Dick’s Sporting Goods, Inc.*§

1,990

38,964

Nike, Inc. — Class B§

16,179

1,082,375

CBS Corp.§

2,610

38,054

McDonald’s Corp.§

15,359

947,650

Weight Watchers

Landry’s Restaurants, Inc.†

60,518

941,055

International, Inc.

1,010

36,966

Wendy’s/Arby’s Group,

Urban Outfitters, Inc.*§

910

29,002

Inc. — Class A

143,858

756,695

Matthews International
Hasbro, Inc.§

18,730

650,306

Corp. — Class A§

530

26,892

Service Corporation

Corinthian Colleges, Inc.*§

1,730

25,950

International§

76,267

637,592

TRW Automotive

Amazon.com, Inc.*§

8,620

627,191

Holdings Corp.*

1,610

25,615

Burger King Holdings, Inc.

20,299

498,544

AutoZone, Inc.*§

200

24,668

Regal Entertainment

Regis Corp.§

850

23,375

Group — Class A†

30,080

474,662

Sotheby’s§

1,080

21,665

Stewart Enterprises,

Coinstar, Inc.*

620

19,840

Inc. — Class A†

59,878

470,641

ITT Educational Services, Inc.*§

230

18,609

TJX Companies, Inc.§

15,239

465,094

Capella Education Co.*

360

15,430

Walt Disney Co.§

9,970

305,979

Advance Auto Parts, Inc.§

350

13,881

Comcast Corp. — Class A§

13,930

273,446

Ascent Media Corp. - Class A*

476

11,619

Mohawk Industries, Inc.*§

4,020

270,908

M.D.C. Holdings, Inc.§

170

6,220

Home Depot, Inc.§

10,190

263,819

Total Consumer Discretionary

12,901,432

Time Warner, Inc.§

18,540

243,059

UTILITIES 5.8%

Liberty Global, Inc. — Class A*

7,370

223,311

Puget Energy, Inc.

49,219

1,314,147

DIRECTV Group, Inc.*§

7,800

204,126

Constellation Energy Group, Inc.

44,460

1,080,378

Lowe’s Companies, Inc.§

8,540

202,313

UGI Corp.

41,218

1,062,600

Royal Caribbean Cruises Ltd.†

9,530

197,748

TECO Energy, Inc.§

57,488

904,286

GameStop Corp. — Class A*§

5,660

193,629

TransAlta Corp.†

32,190

884,581

Carnival Corp.§

5,460

193,011

Calpine Corp.*

63,869

830,297

CKX, Inc.*

29,268

180,291

FirstEnergy Corp.§

11,419

764,959

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Public Service Enterprise

Fidelity National Information

Group, Inc.§

19,409

$

636,421

Services, Inc.§

5,560

$

102,638

Questar Corp.§

14,050

574,926

ANSYS, Inc.*§

2,510

95,054

Energen Corp.§

12,409

561,880

Novellus Systems, Inc.*§

4,420

86,809

Atmos Energy Corp.

18,859

502,027

Compuware Corp.*§

8,439

81,774

American Water Works

EchoStar Corp. — Class A*

3,180

76,638

Company, Inc.

22,660

487,190

Itron, Inc.*

840

74,365

MDU Resources Group, Inc.§

15,739

456,431

Sohu.com, Inc.*

1,120

62,440

National Fuel Gas Co.§

10,820

456,388

Flir Systems, Inc.*§

1,560

59,935

Pepco Holdings, Inc.§

19,300

442,163

Cypress Semiconductor Corp.*§

10,720

55,958

DTE Energy Co.§

10,420

418,050

CommScope, Inc.*§

1,560

54,038

DPL, Inc.§

15,680

388,864

ADC Telecommunications, Inc.*§

6,350

53,658

Oneok, Inc.§

5,490

188,856

Ingram Micro, Inc. — Class A*§

3,330

53,513

AES Corp.*§

13,720

160,387

KLA-Tencor Corp.§

1,240

39,246

Xcel Energy, Inc.§

7,950

158,920

Nvidia Corp.*§

2,760

29,560

Equitable Resources, Inc.§

3,570

130,948

BMC Software, Inc.*§

740

21,186

Exelon Corp.§

1,520

95,182

Western Union Co.§

500

12,335

SCANA Corp.§

2,330

90,707

Total Information Technology

12,421,623

Total Utilities

12,590,588

INDUSTRIALS 5.4%

INFORMATION TECHNOLOGY 5.8%

Northwest Airlines Corp.*

180,626

1,631,053

Greenfield Online, Inc.*

82,447

1,434,578

DRS Technologies, Inc.§

15,789

1,211,806

Photon Dynamics, Inc.*

83,167

1,276,613

Allied Waste Industries, Inc.*

100,158

1,112,755

NDS Group PLC - SP ADR*

21,070

1,177,602

IKON Office Solutions, Inc.

64,146

1,091,123

International Rectifier Corp.*

51,696

983,258

Deere & Co.§

11,230

555,885

SI International, Inc.*

22,890

687,845

Copart, Inc.*§

12,960

492,480

Secure Computing Corp.*

123,710

677,931

Brink’s Co.§

6,830

416,767

Foundry Networks, Inc.*

33,799

615,480

SPX Corp.§

5,130

395,010

Synopsys, Inc.*§

22,830

455,459

Flowserve Corp.§

4,320

383,486

Hewlett-Packard Co.§

8,680

401,363

AGCO Corp.*§

7,310

311,479

Applied Materials, Inc.§

21,100

319,243

Ryder System, Inc.§

4,550

282,100

QLogic Corp.*§

20,499

314,865

McDermott International, Inc.*

10,770

275,173

VeriSign, Inc.*§

11,520

300,442

Waste Management, Inc.§

8,130

256,014

Qualcomm, Inc.§

5,810

249,656

Norfolk Southern Corp.§

3,750

248,287

MasterCard, Inc.§

1,270

225,209

Jacobs Engineering

United Online, Inc.

23,859

224,513

Group, Inc.*§

4,120

223,757

Hewitt Associates,

Joy Global, Inc.§

4,540

204,936

Inc. — Class A*

6,160

224,470

SunPower Corp.*

2,939

202,967

Amphenol Corp. —

Valmont Industries, Inc.

2,330

192,668

Class A§

5,140

206,320

Cummins, Inc.§

4,180

182,750

Arrow Electronics, Inc.*§

7,470

195,863

Eaton Corp.§

2,780

156,180

Dolby Laboratories, Inc. —

CSX Corp.§

2,180

118,963

Class A*

5,390

189,674

Precision Castparts Corp.§

1,510

118,958

Western Digital Corp.*§

8,190

174,611

Bucyrus International, Inc. —

MEMC Electronic Materials, Inc.*§

5,990

169,277

Class A

2,480

110,806

Avnet, Inc.*§

6,080

149,750

Timken Co.§

3,590

101,776

Affiliated Computer Services,

GATX Corp.§

2,410

95,364

Inc. — Class A*§

2,780

140,751

Kansas City Southern*§

1,960

86,946

Computer Sciences Corp.*§

3,490

140,263

First Solar, Inc.*

460

86,899

Lam Research Corp.*§

4,390

138,241

Fluor Corp.§

1,530

85,221

Zebra Technologies Corp. —

ABB Ltd. — SP ADR

4,140

80,316

Class A*§

4,910

136,744

Union Pacific Corp.§

1,030

73,295

Apple Computer, Inc.*§

1,170

132,982

Quanta Services, Inc.*§

2,660

71,847

Trimble Navigation Ltd.*§

4,620

119,473

Emerson Electric Co.§

1,750

71,382

22

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Burlington Northern

Pepsi Bottling Group, Inc.§

4,980

$

145,267

Santa Fe Corp.§

730

$

67,474

Safeway, Inc.§

6,110

144,929

Manitowoc Co., Inc.§

3,920

60,956

Wal-Mart Stores, Inc.§

1,890

113,192

Foster Wheeler Ltd.*

1,660

59,943

PepsiCo, Inc.§

1,280

91,226

Canadian National Railway Co.

1,230

58,831

SUPERVALU, INC.§

3,660

79,422

Woodward Governor Co.

1,540

54,316

Kimberly-Clark Corp.§

1,210

78,456

FTI Consulting, Inc.*

690

49,846

Diageo PLC — SP ADR

790

54,399

Granite Construction, Inc.§

1,060

37,969

Coca-Cola Co.§

1,000

52,880

Energy Conversion Devices, Inc.*

560

32,620

Clorox Co.§

710

44,510

Suntech Power Holdings

Energizer Holdings, Inc.*§

400

32,220

Co. Ltd. — SP ADR*

850

30,489

Church & Dwight Co., Inc.§

480

29,803

Roper Industries, Inc.§

520

29,619

NBTY, Inc.*§

680

20,074

United Rentals, Inc.*§

1,940

29,566

Brown-Forman Corp. —

Sunpower Corp.*

400

28,372

Class B§

250

17,953

AMETEK, Inc.§

690

28,131

Hansen Natural Corp.*

490

14,823

J.B. Hunt Transport

WD-40 Co.

310

11,138

Services, Inc.§

760

25,361

Total Consumer Staples

9,316,212

Brady Corp. — Class A

660

23,285

ENERGY 3.2%

GrafTech International Ltd.*

1,240

18,736

National-Oilwell Varco, Inc.*§

13,580

682,123

Con-way, Inc.§

390

17,203

Alpha Natural Resources, Inc.*

12,740

655,218

Werner Enterprises, Inc.§

760

16,500

SEACOR Holdings, Inc.*†

5,860

462,647

Heartland Express, Inc.

1,000

15,520

ConocoPhillips§

5,670

415,327

Regal-Beloit Corp.

350

14,882

ENSCO International, Inc.§

7,190

414,360

Knight Transportation, Inc.

850

14,424

Cimarex Energy Co.§

6,710

328,186

Hubbell, Inc. — Class B§

410

14,370

Anadarko Petroleum Corp.§

6,370

309,009

Walter Industries, Inc.

300

14,235

Frontline Ltd.†

6,200

298,034

American Superconductor

FMC Technologies, Inc.*§

6,290

292,799

Corp.*

550

12,963

Patterson-UTI Energy, Inc.§

14,119

282,662

Old Dominion Freight Line, Inc.*

440

12,470

Noble Corp.§

5,600

245,840

Belden, Inc.

380

12,080

Unit Corp.*

4,890

243,620

Donaldson Co., Inc.§

200

8,382

Stone Energy Corp.*

5,120

216,730

General Cable Corp.*

200

7,126

Transocean, Inc.*§

1,970

216,385

Steelcase, Inc. — Class A

570

6,128

Superior Energy Services*§

6,230

194,002

Boeing Co.§

50

2,868

Chesapeake Energy Corp.§

4,670

167,466

Total Industrials

11,733,114

Denbury Resources, Inc.*§

8,190

155,938

CONSUMER STAPLES 4.3%

Apache Corp.§

1,070

111,580

Wm. Wrigley Jr. Co.

17,340

1,376,796

Whiting Petroleum Corp.*

1,440

102,614

UST, Inc.

15,847

1,054,459

Massey Energy Co.§

2,850

101,659

Corn Products International, Inc.

26,088

842,121

Hess Corp.§

1,130

92,750

Herbalife Ltd.

20,400

806,208

Encore Acquisition Co.*§

2,180

91,080

Molson Coors Brewing

Diamond Offshore Drilling, Inc.

800

82,448

Co. — Class B§

15,109

706,346

Exxon Mobil Corp.§

980

76,107

Anheuser-Busch Companies, Inc.

10,700

694,216

PetroHawk Energy Corp.*

3,420

73,975

Costco Wholesale Corp.§

9,780

635,016

Chevron Corp.§

610

50,313

Dr Pepper Snapple Group, Inc.*

17,019

450,663

Range Resources Corp.§

1,140

48,872

PepsiAmericas, Inc.§

16,950

351,204

Arch Coal, Inc.§

1,440

47,362

Bunge Ltd.

4,860

307,055

Consol Energy, Inc.§

1,020

46,808

Coca-Cola Enterprises, Inc.§

14,130

236,960

BP PLC — SP ADR

870

43,648

Procter & Gamble Co.§

3,060

213,251

Halliburton Co.§

1,310

42,431

BJ’s Wholesale Club, Inc.*§

5,040

195,854

Helmerich & Payne, Inc.§

870

37,575

Central European Distribution

Royal Dutch Shell PLC —

Corp.*

4,000

181,640

SP ADR

590

34,816

Reynolds American, Inc.§

3,570

173,573

EOG Resources, Inc.§

360

32,206

CVS Caremark Corp.§

4,770

160,558

Weatherford International Ltd.*§

1,230

30,922

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Occidental Petroleum Corp.§

420

$

29,589

American Tower Corp. —

Tenaris SA — SP ADR

780

29,086

Class A*§

11,419

$

410,742

Smith International, Inc.§

450

26,388

SBA Communications Corp.*

15,239

394,233

Devon Energy Corp.§

280

25,536

AT&T, Inc.§

10,820

302,094

Canadian Natural Resources Ltd.

340

23,276

Telephone & Data Systems, Inc.§

1,660

59,345

Cameron International Corp.*§

590

22,739

U.S. Cellular Corp.*

690

32,375

XTO Energy, Inc.§

380

17,678

NII Holdings, Inc. — Class B*

470

17,822

W&T Offshore, Inc.

250

6,822

MetroPCS Communications,

Atwood Oceanics, Inc.*

150

5,460

Inc.*

370

5,176

Total Energy

6,914,086

Total Telecommunication Services

4,028,420

MATERIALS 2.8%

Total Common Stocks

Hercules, Inc.

66,449

1,315,026

(Cost $124,786,624)

113,791,441

Fording Canadian Coal Trust†

12,430

1,031,690

Rohm & Haas Co.

9,610

672,700

EXCHANGE TRADED FUNDS 5.4%

Crown Holdings, Inc.*

17,270

383,567

iShares MSCI Emerging Markets

Lubrizol Corp.§

8,070

348,140

Index Fund

111,934

3,865,081

Dow Chemical Co.§

9,550

303,499

Vanguard Emerging

United States Steel Corp.§

3,730

289,485

Markets ETF

37,340

1,294,204

International Paper Co.§

10,230

267,821

iShares S&P GSCI Commodity

Steel Dynamics, Inc.§

9,640

164,748

Indexed Trust*

19,420

1,044,796

The Mosaic Co.

2,370

161,207

Nuveen Equity Premium

Huntsman Corp.

12,170

153,342

Opportunity Fund

64,740

842,267

Reliance Steel & Aluminum Co.§

3,800

144,286

Nuveen Equity Premium and

Alcoa, Inc.§

6,250

141,125

Growth Fund†

62,020

810,601

Nalco Holding Co.

6,060

112,352

Eaton Vance Tax-Managed

AK Steel Holding Corp.§

4,100

106,272

Buy-Write Income Fund

60,310

787,046

Commercial Metals Co.§

3,850

65,027

Nuveen Core Equity Alpha Fund

63,660

773,469

Monsanto Co.§

630

62,357

First Trust Enhanced Equity

Albemarle Corp.§

1,980

61,063

Income Fund, Inc.

66,770

741,147

CF Industries Holdings, Inc.§

620

56,705

Eaton Vance Tax-Managed

Potash Corporation

Buy-Write Opportunities Fund

61,870

740,584

of Saskatchewan

400

52,804

Liberty All Star Equity Fund

155,728

702,333

Terra Industries, Inc.§

1,540

45,276

Total Exchange Traded Funds

E.I. du Pont de Nemours

(Cost $14,239,065)

11,601,528

and Co.§

920

37,076

SECURITIES LENDING COLLATERAL 0.8%

Praxair, Inc.§

420

30,131

Mount Vernon Securities

Air Products & Chemicals, Inc.§

330

22,602

Lending Trust Prime

Agrium, Inc.

380

21,310

Portfolio (Note 11)

1,786,618

1,786,618

Sigma-Aldrich Corp.§

340

17,823

PPG Industries, Inc.§

300

17,496

Total Securities Lending Collateral

Owens-Illinois, Inc.*

550

16,170

(Cost $1,786,618)

1,786,618

Carpenter Technology Corp.§

620

15,903

CONTRACTS

Intrepid Potash, Inc.*

470

14,166

Temple-Inland, Inc.§

600

9,156

OPTIONS PURCHASED 0.0%

Put Options On:

Total Materials

6,140,325

iShares S&P GSCI Commodity

TELECOMMUNICATION SERVICES 1.9%

Index Expiring October 2008

Verizon Communications, Inc.§

29,989

962,347

with strike price of 53

171

25,650

Crown Castle

Total Options Purchased

International Corp.*

26,609

770,863

(Cost $18,054)

25,650

Gilat Satellite Networks Ltd.*

113,536

659,644

CenturyTel, Inc.§

11,290

413,779

24

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

FACE

MARKET

MARKET

AMOUNT

VALUE

SHARES

VALUE

REPURCHASE AGREEMENTS 13.1%

Nabors Industries Ltd.*

10,390

$

(258,919)

Repurchase Agreements (Note 7)

Exterran Holdings, Inc.*

9,250

(295,630)

Credit Suisse Group

Teekay Corp.

13,180

(347,688)

issued 09/30/08 at 0.25%

Tetra Technologies, Inc.*

28,300

(391,955)

due 10/01/08§

$21,498,405

$21,498,405

Baker Hughes, Inc.

8,050

(487,347)

Morgan Stanley

BJ Services Co.

31,300

(598,769)

issued 09/30/08 at 0.05%

Total Energy

(4,717,535)

due 10/01/08

2,795,823

2,795,823

MATERIALS (2.5)%

Mizuho Financial Group, Inc.

Westlake Chemical Corp.

240

(5,047)

issued 09/30/08 at 0.26%

RPM International, Inc.

440

(8,510)

due 10/01/08

2,315,849

2,315,849

Century Aluminum Co.*

370

(10,245)

Morgan Stanley

Cabot Corp.

1,510

(47,988)

issued 09/30/08 at 0.10%

Allegheny Technologies, Inc.

1,630

(48,167)

due 10/01/08

1,639,539

1,639,539

Chemtura Corp.

11,110

(50,662)

Total Repurchase Agreements

Celanese Corp.

2,160

(60,286)

(Cost $28,249,616)

28,249,616

International Flavors &

Total Long Securities 72.0%

Fragrances, Inc.

1,700

(67,082)

(Cost $169,079,977)

$ 155,454,853

Teck Cominco Ltd. — Class B

2,990

(87,069)

Ecolab, Inc.

2,640

(128,093)

SHARES

Eastman Chemical Co.

2,350

(129,391)

COMMON STOCKS SOLD SHORT (35.0)%

Valhi, Inc.

7,500

(135,000)

Smurfit-Stone Container Corp.*

29,370

(138,039)

TELECOMMUNICATION SERVICES (0.2)%

Titanium Metals Corp.

14,170

(160,688)

Clearwire Corp.*

2,950

(35,046)

Eagle Materials, Inc.

9,060

(202,672)

Qwest Communications

Domtar Corp.*

47,779

(219,783)

International, Inc

35,340

(114,148)

Scotts Miracle-Gro Co. —

Sprint Nextel Corp.

34,430

(210,023)

Class A

14,160

(334,742)

Ashland, Inc.

11,970

(350,003)

Total Telecommunication Services

(359,217)

Newmont Mining Corp.

9,570

(370,933)

ENERGY (2.2)%

Weyerhaeuser Co.

7,250

(439,205)

SandRidge Energy, Inc.*

120

(2,352)

Sealed Air Corp.

23,870

(524,901)

Patriot Coal Corp.*

100

(2,905)

Cliffs Natural Resources, Inc.

10,560

(559,046)

Key Energy Services, Inc.*

680

(7,888)

Pactiv Corp.*

22,840

(567,117)

Southwestern Energy Co.*

680

(20,767)

Bemis Co., Inc.

25,279

(662,563)

Continental Resources, Inc.*

880

(34,522)

Total Materials

(5,307,232)

El Paso Corp.

3,970

(50,657)

Global Industries Ltd.*

7,990

(55,451)

CONSUMER STAPLES (2.5)%

Valero Energy Corp.

2,000

(60,600)

Altria Group, Inc.

2,780

(55,155)

Helix Energy Solutions

Rite Aid Corp.*

104,969

(85,025)

Group, Inc.*

2,970

(72,112)

Constellation Brands,

Hercules Offshore, Inc.*

7,330

(111,123)

Inc. — Class A*

9,060

(194,428)

Tesoro Corp.

6,920

(114,111)

Tyson Foods, Inc. — Class A

17,150

(204,771)

Frontier Oil Corp.

8,060

(148,465)

Smithfield Foods, Inc.*

16,170

(256,780)

Peabody Energy Corp.

3,820

(171,900)

Del Monte Foods Co.

33,170

(258,726)

Overseas Shipholding Group

3,070

(179,012)

Colgate-Palmolive Co.

4,500

(339,075)

Plains Exploration &

Sara Lee Corp.

28,850

(364,376)

Production Co.*

5,580

(196,193)

Alberto-Culver Co.

18,360

(500,126)

Sunoco, Inc.

5,650

(201,027)

Avon Products, Inc.

13,140

(546,230)

Stone Energy Corp.

5,120

(216,730)

Walgreen Co.

20,950

(648,612)

Holly Corp.

7,550

(218,346)

Dean Foods Co.*

38,310

(894,922)

Newfield Exploration Co.*

7,310

(233,847)

Hershey Co.

24,329

(961,969)

Marathon Oil Corp.

6,000

(239,220)

Total Consumer Staples

(5,310,193)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INFORMATION TECHNOLOGY (3.3)%

Celgene Corp.*

830

$

(52,522)

MoneyGram International, Inc.

2,530

$

(3,593)

WellCare Health Plans, Inc.*

2,090

(75,240)

Acxiom Corp.

290

(3,637)

Lincare Holdings Inc.

2,690

(80,942)

Broadcom Corp. — Class A*

290

(5,403)

King Pharmaceuticals, Inc.*

8,500

(81,430)

Vishay Intertechnology, Inc.*

990

(6,554)

Health Management

Ciena Corp.*

830

(8,366)

Associates, Inc. — Class A*

22,450

(93,392)

Fairchild Semiconductor

Brookdale Senior Living Inc.

5,720

(125,783)

International, Inc.*

2,920

(25,959)

Schering-Plough Corp.

7,650

(141,296)

F5 Networks, Inc.*

1,120

(26,186)

Gilead Sciences, Inc.*

3,230

(147,223)

Brocade Communications

Mylan, Inc.*

15,840

(180,893)

Systems, Inc.*

4,830

(28,111)

Hospira, Inc.*

5,060

(193,292)

Varian Semiconductor

UnitedHealth Group, Inc.

8,360

(212,260)

Equipment Associates, Inc.*

1,660

(41,699)

Health Net, Inc.*

9,970

(235,292)

Akamai Technologies, Inc.*

3,450

(60,168)

Teva Pharmaceutical

Google, Inc. — Class A*

170

(68,088)

Industries Ltd. — SP ADR

5,960

(272,908)

Cognizant Technology Solutions

Tenet Healthcare Corp.*

52,250

(289,988)

Corp. — Class A*

3,230

(73,741)

Stryker Corp.

4,760

(296,548)

Novell, Inc.*

16,750

(86,095)

Genzyme Corp.*

3,690

(298,484)

Xerox Corp.

8,440

(97,313)

CooperCompanies, Inc.

9,430

(327,787)

LSI Logic Corp.*

20,560

(110,202)

Sepracor, Inc.*

19,409

(355,379)

Rambus, Inc.*

10,500

(134,925)

Advanced Medical Optics, Inc.*

20,100

(357,378)

Cadence Design Systems, Inc.*

20,360

(137,634)

Merck & Co., Inc.

11,610

(366,412)

Salesforce.com, Inc.*

2,988

(144,619)

Amylin Pharmaceuticals, Inc.*

18,180

(367,600)

SanDisk Corp.*

7,430

(145,257)

Omnicare, Inc.

15,050

(432,989)

Integrated Device

Invitrogen Corp.*

12,220

(461,916)

Technology, Inc.*

18,900

(147,042)

Watson Pharmaceuticals, Inc.*

16,270

(463,695)

Unisys Corp.*

58,360

(160,490)

Allergan, Inc.

10,760

(554,140)

Altera Corp.

7,770

(160,684)

Boston Scientific Corp.*

62,980

(772,765)

Convergys Corp.

11,890

(175,734)

Total Health Care

(7,304,326)

Sun Microsystems, Inc.*

26,060

(198,056)

UTILITIES (4.0)%

NCR Corp.*

9,670

(213,224)

Northeast Utilities System

1,220

(31,293)

Atmel Corp.*

63,640

(215,740)

Centerpoint Energy, Inc.

2,850

(41,525)

Paychex, Inc.

6,690

(220,971)

Duke Energy Corp.

2,690

(46,887)

United Online, Inc.

23,859

(224,513)

Great Plains Energy, Inc.

8,180

(181,760)

Teradyne, Inc.*

28,910

(225,787)

Allegheny Energy, Inc.

5,850

(215,105)

Tech Data Corp.*

7,690

(229,547)

Alliant Energy Corp.

7,770

(250,272)

Micron Technology, Inc.*

61,160

(247,698)

Mirant Corp.*

13,980

(255,694)

Advanced Micro Devices, Inc.*

47,330

(248,483)

Reliant Energy, Inc.*

45,809

(336,696)

Tyco Electronics Ltd.

9,600

(265,536)

Consolidated Edison, Inc.

8,040

(345,398)

Tellabs, Inc.*

69,070

(280,424)

Ameren Corp.

10,290

(401,619)

Jabil Circuit, Inc.

30,420

(290,207)

PPL Corp.

11,250

(416,475)

Adobe Systems, Inc.*

9,030

(356,414)

Pinnacle West Capital Corp.

12,700

(437,007)

WebMD Health Corp.*

13,620

(405,059)

Southern Union Co.

23,280

(480,732)

Motorola, Inc.

72,180

(515,365)

PG&E Corp.

12,910

(483,480)

Electronic Arts, Inc.*

15,790

(584,072)

NRG Energy, Inc.*

21,050

(520,988)

JDS Uniphase Corp.*

76,590

(647,951)

Hawaiian Electric Industries, Inc.

18,240

(530,966)

Total Information Technology

(7,220,543)

Sierra Pacific Resources

57,170

(547,689)

HEALTH CARE (3.4)%

Dynegy, Inc. - Class A*

178,610

(639,424)

Bristol-Myers Squibb Co.

440

(9,174)

CMS Energy Corp.

53,970

(673,006)

PDL BioPharma, Inc.

1,170

(10,893)

NiSource, Inc.

57,230

(844,715)

Cardinal Health, Inc.

240

(11,827)

Aqua America, Inc.

54,180

(963,320)

Kinetic Concepts, Inc.*

1,220

(34,880)

Total Utilities

(8,644,048)

26

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

CONSUMER DISCRETIONARY (4.2)%

Goodyear Tire & Rubber Co.*

23,430

$

(358,713)

RH Donnelley Corp.*

1,560

$

(3,104)

Saks, Inc.*

40,860

(377,955)

Idearc, Inc.

7,210

(9,013)

Scripps Networks Interactive,

Harte-Hanks, Inc.

1,850

(19,185)

Inc. — Class A

12,460

(452,423)

Coldwater Creek, Inc.*

6,580

(38,098)

Eastman Kodak Co.

37,260

(573,059)

Morningstar, Inc.*

760

(42,157)

Wendy’s/Arby’s Group, Inc. —

Chico’s FAS, Inc.*

8,720

(47,698)

Class A

143,580

(755,231)

Brunswick Corp.

4,140

(52,951)

Total Consumer Discretionary

(9,036,492)

AnnTaylor Stores Corp.*

2,710

(55,934)

INDUSTRIALS (6.1)%

Ryland Group, Inc.

2,140

(56,753)

HNI Corp.

120

(3,041)

Scientific Games Corp. —

BE Aerospace, Inc.*

440

(6,965)

Class A*

2,530

(58,241)

Thomas & Betts Corp.*

630

(24,614)

Tim Hortons, Inc.

2,090

(61,927)

Avery Dennison Corp.

1,020

(45,370)

Gannett Co., Inc.

3,790

(64,089)

Shaw Group Inc.*

1,900

(58,387)

Macy’s, Inc.

3,760

(67,605)

Avis Budget Group, Inc.*

11,500

(66,010)

Interpublic Group of

Manpower Inc.

1,950

(84,162)

Companies, Inc.*

9,900

(76,725)

Hertz Global Holdings, Inc.*

16,140

(122,180)

Career Education Corp.*

4,800

(78,480)

Carlisle Companies, Inc.

4,309

(129,141)

International Game Technology

4,890

(84,010)

Oshkosh Corp.

10,470

(137,785)

Cablevision Systems Corp. —

Armstrong World Industries, Inc

5,330

(154,037)

Class A

3,390

(85,292)

Dun & Bradstreet Corp.

1,770

(167,017)

Penn National Gaming Inc.*

3,360

(89,275)

Rockwell Collins, Inc.

3,540

(170,239)

Jones Apparel Group, Inc.

5,020

(92,920)

Fastenal Co.

3,710

(183,237)

Williams-Sonoma, Inc.

6,430

(104,037)

UTi Worldwide, Inc.

11,110

(189,092)

JC Penney Co., Inc.

3,210

(107,021)

Graco, Inc.

5,470

(194,787)

Virgin Media, Inc.

15,290

(120,791)

Monster Worldwide, Inc.*

13,100

(195,321)

Coach, Inc.*

4,830

(120,943)

Copa Holdings SA

6,140

(199,550)

Marriott International, Inc. —

Corporate Executive Board Co.

6,620

(206,875)

Class A

4,690

(122,362)

WESCO International, Inc.*

6,670

(214,641)

Boyd Gaming Corp.

13,220

(123,739)

Cintas Corp.

8,960

(257,242)

OfficeMax, Inc.

14,390

(127,927)

Expeditors International

Warner Music Group Corp.

17,290

(131,404)

Washington, Inc.

7,400

(257,816)

Office Depot, Inc.*

22,850

(132,987)

Continental Airlines, Inc.*

16,290

(271,717)

KB Home

6,770

(133,234)

Landstar System, Inc.

6,560

(289,034)

New York Times Co. — Class A

9,690

(138,470)

AMR Corp.*

30,780

(302,260)

Hearst-Argyle Television, Inc.

6,890

(153,854)

FedEx Corp.

3,880

(306,675)

Thor Industries, Inc.

6,669

(165,525)

CH Robinson Worldwide, Inc.

7,220

(367,931)

Harman International

Owens Corning, Inc.*

15,900

(380,169)

Industries, Inc.

5,260

(179,208)

Stericycle, Inc.*

6,700

(394,697)

Lennar Corp. — Class A

11,970

(181,824)

Robert Half International, Inc.

18,460

(456,885)

Wyndham Worldwide Corp.

11,760

(184,750)

Toro Co.

11,450

(472,885)

Centex Corp.

12,790

(207,198)

USG Corp.*

18,800

(481,280)

WABCO Holdings, Inc.

6,870

(244,160)

Tyco International Ltd.

13,980

(489,580)

Meredith Corp.

8,910

(249,836)

Masco Corp.

27,980

(501,961)

DR Horton, Inc.

20,710

(269,644)

Pitney Bowes, Inc.

17,280

(574,733)

H&R Block, Inc.

12,290

(279,598)

Southwest Airlines Co.

47,550

(689,951)

Toll Brothers, Inc.*

11,700

(295,191)

United Parcel Service, Inc. —

RadioShack Corp.

17,780

(307,238)

Class B

15,540

(977,311)

Pulte Homes, Inc.

22,410

(313,068)

Republic Services, Inc.

44,230

(1,326,015)

Liz Claiborne, Inc.

20,410

(335,336)

Delta Air Lines, Inc.*

237,059

(1,766,090)

Federal-Mogul Corp.*

27,760

(348,388)

Starbucks Corp.*

24,070

(357,921)

Total Industrials

(13,116,680)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

FINANCIALS (6.7)%

Duke Realty Corp.

7,450

$

(183,121)

TCF Financial Corp.

340

$

(6,120)

Keycorp

15,780

(188,413)

PMI Group, Inc.

2,630

(7,759)

Student Loan Corp.

2,069

(192,417)

Taubman Centers, Inc.

220

(11,000)

AvalonBay Communities, Inc.

2,000

(196,840)

Comerica, Inc.

340

(11,149)

First American Corp.

6,800

(200,600)

CNA Financial Corp.

540

(14,170)

Eaton Vance Corp.

5,840

(205,743)

Camden Property Trust

370

(16,968)

Kimco Realty Corp.

5,860

(216,468)

American International

Webster Financial Corp.

8,630

(217,908)

Group, Inc.

5,890

(19,614)

Brandywine Realty Trust

14,560

(233,397)

National City Corp.

11,540

(20,195)

Franklin Resources, Inc.

2,730

(240,595)

SEI Investments Co.

1,030

(22,866)

New York Community

iStar Financial, Inc.

10,450

(27,170)

Bancorp, Inc.

14,660

(246,141)

Marshall & Ilsley Corp.

1,390

(28,009)

MSCI, Inc. — Class A*

10,500

(252,000)

CapitalSource, Inc.

2,390

(29,397)

SLM Corp.*

21,210

(261,731)

CIT Group, Inc.

5,260

(36,610)

Brown & Brown, Inc.

12,270

(265,277)

BRE Properties, Inc.

900

(44,100)

Essex Property Trust, Inc.

2,290

(270,976)

MGIC Investment Corp.

7,790

(54,764)

Citigroup, Inc.

13,420

(275,244)

Morgan Stanley

2,390

(54,970)

Popular, Inc.

37,770

(313,113)

E*Trade Financial Corp.*

19,750

(55,300)

Fifth Third Bancorp

26,580

(316,302)

AmeriCredit Corp.*

5,560

(56,323)

Lazard Ltd. — Class A

7,480

(319,845)

Equity Residential

1,290

(57,289)

St Joe Co.*

8,380

(327,574)

General Growth Properties, Inc.

4,090

(61,759)

Huntington Bancshares, Inc.

42,600

(340,374)

MF Global Ltd.*

14,320

(62,149)

Willis Group Holdings Ltd.

11,850

(382,281)

Kilroy Realty Corp.

1,320

(63,083)

Marsh & McLennan

Wachovia Corp.

19,020

(66,570)

Companies, Inc.

12,860

(408,434)

Legg Mason, Inc.

1,850

(70,411)

Federal Realty Investment Trust

4,850

(415,160)

HRPT Properties Trust

10,760

(74,136)

Capital One Financial Corp.

8,620

(439,620)

Discover Financial Services

6,140

(84,855)

Simon Property Group, Inc.

4,600

(446,200)

CME Group, Inc.

260

(96,593)

Moody’s Corp.

14,450

(491,300)

Fidelity National Financial, Inc —

M&T Bank Corp.

5,630

(502,478)

Class A

6,580

(96,726)

PNC Financial Services

CB Richard Ellis Group, Inc. —

Group, Inc.

6,840

(510,948)

Class A*

7,570

(101,211)

Tower Group, Inc.

23,039

(542,799)

Ventas, Inc.

2,070

(102,299)

UDR, Inc.

20,780

(543,397)

Old Republic International Corp.

8,980

(114,495)

Digital Realty Trust, Inc.

17,660

(834,434)

Conseco, Inc.*

34,170

(120,278)

Total Financials

(14,510,286)

Developers Diversified

Total Common Stocks Sold Short

Realty Corp.

3,880

(122,957)

(Proceeds $87,373,094)

(75,526,553)

Public Storage

1,390

(137,624)

CBL & Associates

CONTRACTS

Properties, Inc.

6,970

(139,958)

Vornado Realty Trust

1,560

(141,882)

OPTIONS WRITTEN (0.6)%

Whitney Holding Corp.

5,890

(142,833)

Call Options On:

Capitol Federal Financial

3,480

(154,268)

NDS Group PLC-SP ADR

SunTrust Banks, Inc.

3,460

(155,665)

Expiring October 2008 with

Regency Centers Corp.

2,460

(164,057)

strike price of 60

17

(765)

Sovereign Bancorp, Inc.

44,050

(173,998)

Alpha Natural Resources Inc.

First Horizon National Corp.

18,695

(174,989)

Expiring October 2008 with

Merrill Lynch & Co., Inc.

6,920

(175,076)

strike price of 85

17

(850)

Regions Financial Corp.

18,460

(177,216)

iShares MSCI Emerging Market

XL Capital

10,050

(180,297)

Index Expiring October 2008

with strike price of 39

706

(44,478)

28

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

UNREALIZED

CONTRACTS

VALUE

CONTRACTS

GAIN (LOSS)

Constellation Energy Group

December 2008 Nikkei-225 Stock

Expiring October 2008 with

Average Index Futures Contracts

strike price of 25

420

$

(56,700)

(Aggregate Market Value

Alpharma Inc. — Class A Expiring

of Contracts $8,275,050)

142

$

(383,897)

October 2008 with

December 2008 Russell 2000

strike price of 35

300

(84,000)

Index Mini Futures Contracts

Genentech Inc. Expiring

(Aggregate Market Value

October 2008 with

of Contracts $12,817,840)

188

(479,986)

strike price of 80

110

(111,100)

December 2008 S&P MidCap 400

S&P Index Futures Contracts

Index Mini Futures Contracts

Expiring October 2008 with

(Aggregate Market Value

strike price of 1190

119

(1,038,275)

of Contracts $8,855,980)

122

(583,230)

Total Options Written

December 2008 S&P 500 Index

(Premiums Received $2,678,700)

(1,336,168)

Mini Futures Contracts

Other Assets in Excess

(Aggregate Market Value

of Liabilities – 28.0%

$

60,543,494

of Contracts $39,614,063)

675

(1,784,545)

Net Assets – 100.0%

$ 215,998,347

(Total Aggregate Market Value

of Contracts $106,338,526)

$

(3,592,812)

UNREALIZED

GAIN (LOSS)

CURRENCY FUTURES

CURRENCY FUTURES

CONTRACTS SOLD SHORT

CONTRACTS PURCHASED

December 2008 Canadian Dollar

December 2008 British

Currency Futures Contracts

Pound Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $659,680)

7

$

(4,918)

of Contracts $7,909,844)

71

$

177,764

December 2008 Swiss Franc

December 2008 New Zealand

Futures Contracts

Dollar Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $7,171,200)

64

(96,160)

of Contracts $7,561,620)

114

48,587

December 2008 Japanese Yen

December 2008 Australian

Futures Contracts

Dollar Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $8,430,363)

71

(168,359)

of Contracts $7,407,200)

94

(140,502)

(Total Aggregate Market Value

(Total Aggregate Market Value

of Contracts $16,261,243)

$

(269,437)

of Contracts $22,878,664)

$

85,849

FUTURES CONTRACTS

FUTURES CONTRACTS PURCHASED

SOLD SHORT

December 2008 U.S. 10-Year Treasury

December 2008 U.S. Dollar Index

Note Index Future Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $24,755,625)

216

$

(174,679)

of Contracts $25,808,250)

325

$

212,826

December 2008 Dow Jones EURO STOXX

50 Index Futures Contracts

(Aggregate Market Value

of Contracts $12,019,998)

275

(186,475)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2008 — See Note 11.

§

All or a portion of this security is pledged as short security collateral at September 30, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

ALTERNATIVE STRATEGIES ALLOCATION FUND

MARKET

SHARES

VALUE

CURRENCY EXCHANGE TRADED

FUNDS 12.8%

PowerShares DB G10

Currency Harvest Fund*

178,508

$

4,330,604

Total Currency Exchange

Traded Funds

(Cost $4,773,989)

4,330,604

MUTUAL FUNDS† 70.6%

Rydex Series Funds - Managed

Futures Strategy Fund

469,348

12,601,998

Rydex Series Funds -

Commodities Strategy Fund*

135,606

4,173,952

Rydex Series Funds - Absolute

Return Strategies Fund

153,802

3,658,939

Rydex Series Funds - Real

Estate Fund

109,632

3,444,637

Total Mutual Funds

(Cost $25,045,068)

23,879,526

FACE

AMOUNT

REPURCHASE AGREEMENT 5.4%

Repurchase Agreement (Note 7)

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08

$1,842,648

$

1,842,648

Total Repurchase Agreement

(Cost $1,842,648)

1,842,648

Total Investments 88.8%

(Cost $31,661,705)

$30,052,778

Other Assets in Excess

of Liabilities – 11.2%

$

3,771,569

Net Assets – 100.0%

$33,824,347

*

Non-Income Producing Security.

†

A-Class shares of Affiliated Funds

30

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

COMMODITIES STRATEGY FUND

MARKET

SHARES

VALUE

EXCHANGE TRADED FUNDS 9.9%

iShares S&P GSCI Commodity

Indexed Trust*

139,014

$

7,478,954

Total Exchange Traded Funds

(Cost $7,393,069)

7,478,954

FACE

AMOUNT

STRUCTURED NOTES † 30.0%

Credit Suisse Securities (USA) LLC,

S&P GSCI Total Return

Linked Notes at 2.57%

due 09/24/09

$15,223,200

15,104,002

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes at 2.53%

due 11/17/08

7,000,000

7,477,400

Total Structured Notes

(Cost $19,471,720)

22,581,402

REPURCHASE AGREEMENT 60.0%

Repurchase Agreement (Note 7)

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08

45,336,316

45,336,316

Total Repurchase Agreement

(Cost $45,336,316)

45,336,316

Total Investments 99.9%

(Cost $72,201,105)

$75,396,672

Other Assets in Excess

of Liabilities – 0.1%

$

108,427

Net Assets – 100.0%

$75,505,099

*

Non-Income Producing Security.

†

Structured Notes are leveraged, providing a market exposure to the underlying benchmark greater than the face amount. The total market exposure to the Benchmark is $67,027,802 as of September 30, 2008 — See Note 2.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 47.6%

Waddell & Reed Financial,

Inc. — Class A§

360

$

8,910

FINANCIALS 10.0%

NYSE Euronext§

180

7,052

Allied World Assurance

Endurance Specialty

Company Holdings Ltd.

3,450

$

122,545

Holdings Ltd.

170

5,256

Charles Schwab Corp.§

4,710

122,460

Jones Lang LaSalle, Inc.§

120

5,218

Aon Corp.§

2,410

108,354

IntercontinentalExchange, Inc.*§

30

2,420

Travelers Companies, Inc.§

2,080

94,016

Total Financials

2,029,868

Loews Corp.§

1,990

78,585

CONSUMER DISCRETIONARY 6.5%

MetLife, Inc.§

1,310

73,360

Nike, Inc. — Class B§

1,900

127,110

Axis Capital Holdings Ltd.

2,210

70,079

McDonald’s Corp.§

1,800

111,060

JPMorgan Chase & Co.§

1,450

67,715

Hasbro, Inc.§

2,440

84,717

PartnerRe Ltd.

990

67,409

Service Corporation

Annaly Capital

International§

9,110

76,160

Management, Inc.

5,010

67,384

Amazon.com, Inc.*§

1,030

74,943

Hanover Insurance Group, Inc.§

1,450

66,004

Regal Entertainment Group —

Plum Creek Timber Co.,

Class A

4,230

66,749

Inc. (REIT)§

1,190

59,333

Burger King Holdings, Inc.

2,480

60,909

Blackrock, Inc.

300

58,350

TJX Companies, Inc.§

1,790

54,631

Invesco Ltd.§

2,700

56,646

Walt Disney Co.§

1,400

42,966

Transatlantic Holdings, Inc.

1,020

55,437

Comcast Corp. — Class A§

1,960

38,475

Liberty Media Corp - Capital*

4,050

54,189

Mohawk Industries, Inc.*§

570

38,412

Unum Group§

2,140

53,714

Home Depot, Inc.§

1,430

37,023

Arthur J. Gallagher & Co.§

2,060

52,860

Time Warner, Inc.§

2,610

34,217

AFLAC, Inc.§

840

49,350

Liberty Global, Inc. — Class A*

1,040

31,512

Federated Investors, Inc. —

Lowe’s Companies, Inc.§

1,230

29,139

Class B§

1,620

46,737

DIRECTV Group, Inc.*§

1,100

28,787

Chubb Corp.§

840

46,116

Royal Caribbean Cruises Ltd.

1,340

27,805

Allstate Corp.§

980

45,198

Carnival Corp.§

770

27,219

ProLogis§

1,070

44,159

DreamWorks Animation SKG,

Hudson City Bancorp, Inc.§

2,080

38,376

Inc. — Class A*§

740

23,273

Goldman Sachs Group, Inc.§

280

35,840

GameStop Corp. — Class A*§

650

22,236

Janus Capital Group, Inc.§

1,410

34,235

BorgWarner, Inc.§

590

19,334

Ameriprise Financial, Inc.§

860

32,852

Ross Stores, Inc.§

490

18,037

T. Rowe Price Group, Inc.§

560

30,078

DeVry, Inc.§

350

17,339

Health Care REIT, Inc.§

450

23,953

CTC Media, Inc.*

1,130

16,950

Hartford Financial Services

LKQ Corp.*

940

15,952

Group, Inc.§

580

23,774

Yum! Brands, Inc.§

440

14,348

Everest Re Group Ltd.§

250

21,632

Whirlpool Corp.§

180

14,272

People’s United Financial, Inc.

1,030

19,827

Central European Media

Host Hotels & Resorts, Inc.§

1,440

19,138

Enterprises Ltd. — Class A*†

190

12,426

W.R. Berkley Corp.§

810

19,075

Hanesbrands, Inc.*§

570

12,397

Northern Trust Corp.§

260

18,772

Snap-On, Inc.§

230

12,112

Nationwide Health

Penske Auto Group, Inc.†

810

9,291

Properties, Inc.§

520

18,710

Barnes & Noble, Inc.§

340

8,867

American Financial Group, Inc.§

630

18,585

Discovery Communications,

HCP, Inc.§

450

18,059

Inc. — Class A*

560

7,980

Cincinnati Financial Corp.§

600

17,064

Discovery Communications, Inc.*

560

7,930

Macerich Co.§

250

15,913

Johnson Controls, Inc.§

240

7,279

State Street Corp.§

240

13,651

priceline.com, Inc.*§

100

6,843

Protective Life Corp.§

400

11,404

Big Lots, Inc.*§

230

6,401

Genworth Financial, Inc. —

Weight Watchers

Class A§

1,170

10,074

International, Inc.

170

6,222

Tiffany & Co.§

170

6,038

32

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Autoliv, Inc.

170

$

5,738

Bio-Rad Laboratories, Inc. —

Dick’s Sporting Goods, Inc.*§

280

5,482

Class A*

90

$

8,921

CBS Corp.§

370

5,395

Bruker BioSciences Corp.*

620

8,265

Apollo Group, Inc. — Class A*§

80

4,744

Alcon, Inc. — SP ADR

50

8,076

Matthews International

Parexel International Corp.*

250

7,165

Corp. — Class A§

90

4,567

Humana, Inc.*§

170

7,004

Corinthian Colleges, Inc.*§

290

4,350

Covidien Ltd.§

120

6,451

Strayer Education, Inc.§

20

4,005

BioMarin Pharmaceuticals, Inc.*

240

6,358

Regis Corp.§

140

3,850

Becton, Dickinson & Co.§

70

5,618

TRW Automotive

Varian, Inc.*§

130

5,577

Holdings Corp.*

230

3,659

Zimmer Holdings, Inc.*§

70

4,519

Sotheby’s§

180

3,611

St. Jude Medical, Inc.*§

100

4,349

ITT Educational Services, Inc.*§

40

3,236

Varian Medical Systems, Inc.*§

60

3,428

Coinstar, Inc.*

100

3,200

Cephalon, Inc.*§

40

3,100

Capella Education Co.*

60

2,572

Myriad Genetics, Inc.*

40

2,595

AutoZone, Inc.*§

20

2,467

OSI Pharmaceuticals, Inc.*

50

2,465

Advance Auto Parts, Inc.§

40

1,586

Intuitive Surgical, Inc.*§

10

2,410

Ascent Media Corp. — Class A*

56

1,367

Alexion Pharmaceuticals, Inc.*

60

2,358

M.D.C. Holdings, Inc.§

20

732

United Therapeutics Corp.*

20

2,103

Brunswick Corp.

16

205

Vertex Pharmaceuticals, Inc.*§

60

1,994

Total Consumer Discretionary

1,318,127

Inverness Medical

HEALTH CARE 6.2%

Innovations, Inc.*

60

1,800

Thermo Fisher Scientific, Inc.*§

3,190

175,450

UnitedHealth Group, Inc.§

1

25

Baxter International, Inc.§

2,180

143,073

Total Health Care

1,260,849

LifePoint Hospitals, Inc.*§

2,160

69,422

UTILITIES 5.4%

C.R. Bard, Inc.§

690

65,460

UGI Corp.

5,090

131,220

Hill-Rom Holdings, Inc.§

2,150

65,166

TECO Energy, Inc.§

6,850

107,750

WellPoint, Inc.*§

1,270

59,398

FirstEnergy Corp.§

1,340

89,767

Pfizer, Inc.§

2,580

47,575

Public Service Enterprise

Millipore Corp.*§

690

47,472

Group, Inc.§

2,240

73,450

Express Scripts, Inc.*§

630

46,507

Atmos Energy Corp.

2,660

70,809

Covance, Inc.*§

500

44,205

American Water Works

Techne Corp.*§

550

39,666

Company, Inc.

3,190

68,585

Charles River Laboratories

Questar Corp.§

1,650

67,518

International, Inc.*§

630

34,984

Energen Corp.§

1,460

66,109

DENTSPLY International, Inc.§

890

33,411

Pepco Holdings, Inc.§

2,720

62,315

Hologic, Inc.*§

1,550

29,961

DTE Energy Co.§

1,470

58,976

Pharmaceutical Product

DPL, Inc.§

2,210

54,808

Development, Inc.§

710

29,358

MDU Resources Group, Inc.§

1,850

53,650

McKesson Corp.§

520

27,981

National Fuel Gas Co.§

1,210

51,038

Aetna, Inc.§

740

26,721

NRG Energy, Inc.*

1,780

44,055

Medco Health Solutions, Inc.*§

590

26,550

AES Corp.*§

2,200

25,718

Biogen Idec, Inc.*§

450

22,631

Xcel Energy, Inc.§

1,120

22,389

Quest Diagnostics, Inc.§

430

22,218

Oneok, Inc.§

640

22,016

Invitrogen Corp.*

430

16,254

SCANA Corp.§

330

12,847

Perrigo Co.§

410

15,769

Equitable Resources, Inc.§

210

7,703

Coventry Health Care, Inc.*§

390

12,695

Exelon Corp.§

110

6,888

Waters Corp.*§

210

12,218

PG&E Corp.§

1

37

Amgen, Inc.*§

200

11,854

Total Utilities

1,097,648

Community Health

INDUSTRIALS 4.3%

Systems, Inc.*§

400

11,724

Deere & Co.§

1,320

65,340

Illumina, Inc.*

260

10,538

Brink’s Co.§

960

58,579

Medtronic, Inc.§

180

9,018

Copart, Inc.*§

1,520

57,760

PerkinElmer, Inc.§

360

8,989

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Flowserve Corp.§

560

$

49,711

Old Dominion Freight Line, Inc.*

70

$

1,984

SPX Corp.§

620

47,740

Belden, Inc.

60

1,907

Ryder System, Inc.§

650

40,300

General Cable Corp.*

30

1,069

AGCO Corp.*§

850

36,218

Walter Industries, Inc.

20

949

Waste Management, Inc.§

1,140

35,899

Steelcase, Inc. — Class A

80

860

McDermott International, Inc.*

1,350

34,492

Donaldson Co., Inc.§

20

838

Norfolk Southern Corp.§

490

32,443

Boeing Co.

10

574

SunPower Corp.*

345

23,856

Total Industrials

866,622

Joy Global, Inc.§

520

23,473

ENERGY 4.1%

Valmont Industries, Inc.

270

22,326

National-Oilwell Varco, Inc.*§

1,670

83,884

Jacobs Engineering

SEACOR Holdings, Inc.*†

820

64,739

Group, Inc.*§

410

22,267

ConocoPhillips§

810

59,332

Eaton Corp.§

390

21,910

ENSCO International, Inc.§

1,020

58,783

Cummins, Inc.§

470

20,548

Cimarex Energy Co.§

940

45,975

Precision Castparts Corp.§

210

16,544

Anadarko Petroleum Corp.§

910

44,144

CSX Corp.§

300

16,371

Patterson-UTI Energy, Inc.§

1,990

39,840

Timken Co.§

510

14,459

Noble Corp.§

800

35,120

GATX Corp.§

340

13,454

Frontline Ltd.

730

35,091

First Solar, Inc.*

70

13,224

Unit Corp.*

690

34,376

ABB Ltd. — SP ADR

680

13,192

FMC Technologies, Inc.*§

690

32,119

Bucyrus International, Inc. —

Transocean, Inc.*§

290

31,854

Class A

280

12,510

Superior Energy Services*§

880

27,403

Union Pacific Corp.§

170

12,097

Chesapeake Energy Corp.§

660

23,668

Emerson Electric Co.§

290

11,829

Denbury Resources, Inc.*§

960

18,278

Burlington Northern

Apache Corp.§

140

14,599

Santa Fe Corp.§

120

11,092

Massey Energy Co.§

363

12,948

Kansas City Southern*§

250

11,090

Exxon Mobil Corp.§

160

12,426

Quanta Services, Inc.*§

370

9,994

Whiting Petroleum Corp.*

170

12,114

Canadian National Railway Co.

200

9,566

Hess Corp.§

140

11,491

Woodward Governor Co.

250

8,818

Diamond Offshore Drilling, Inc.

110

11,337

Manitowoc Co., Inc.§

550

8,553

Encore Acquisition Co.*§

250

10,445

Fluor Corp.§

140

7,798

PetroHawk Energy Corp.*

400

8,652

Foster Wheeler Ltd.*

180

6,500

Chevron Corp.§

100

8,248

FTI Consulting, Inc.*

80

5,779

Halliburton Co.§

220

7,126

Energy Conversion Devices, Inc.*

90

5,243

BP PLC — SP ADR

140

7,024

Roper Industries, Inc.§

90

5,126

Royal Dutch Shell PLC —

Suntech Power Holdings Co.

SP ADR

100

5,901

Ltd. — SP ADR*

140

5,022

Arch Coal, Inc.§

170

5,591

Sunpower Corp.*

70

4,965

Range Resources Corp.§

130

5,573

United Rentals, Inc.*§

310

4,724

Helmerich & Payne, Inc.§

120

5,183

AMETEK, Inc.§

110

4,485

Consol Energy, Inc.§

110

5,048

J.B. Hunt Transport

Weatherford International Ltd.*§

200

5,028

Services, Inc.§

130

4,338

Occidental Petroleum Corp.§

70

4,931

Granite Construction, Inc.§

120

4,298

Tenaris SA — SP ADR

130

4,848

Brady Corp. — Class A

110

3,881

Devon Energy Corp.§

50

4,560

GrafTech International Ltd.*

210

3,173

EOG Resources, Inc.§

50

4,473

Werner Enterprises, Inc.§

130

2,822

Canadian Natural Resources Ltd.

60

4,108

Con-way, Inc.§

60

2,647

Smith International, Inc.§

70

4,105

Regal-Beloit Corp.

60

2,551

Cameron International Corp.*§

100

3,854

Heartland Express, Inc.

160

2,483

XTO Energy, Inc.§

60

2,791

Hubbell, Inc. — Class B§

70

2,454

W&T Offshore, Inc.

30

819

Knight Transportation, Inc.

140

2,376

Atwood Oceanics, Inc.*

20

728

American Superconductor

Corp.*

90

2,121

Total Energy

818,557

34

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

CONSUMER STAPLES 3.5%

Lam Research Corp.*§

620

$

19,524

Herbalife Ltd.

2,630

$

103,938

Zebra Technologies Corp. —

Molson Coors Brewing Co. —

Class A*§

690

19,216

Class B§

1,820

85,085

Fidelity National Information

Costco Wholesale Corp.§

1,150

74,669

Services, Inc.§

970

17,906

Dr Pepper Snapple Group, Inc.*

2,420

64,082

Apple Computer, Inc.*§

130

14,776

PepsiAmericas, Inc.§

2,120

43,926

Trimble Navigation Ltd.*§

540

13,964

Bunge Ltd.

580

36,644

Novellus Systems, Inc.*§

620

12,177

Procter & Gamble Co.§

510

35,542

EchoStar Corp. — Class A*

450

10,845

Coca-Cola Enterprises, Inc.§

2,060

34,546

Compuware Corp.*§

990

9,593

BJ’s Wholesale Club, Inc.*§

710

27,591

ANSYS, Inc.*§

240

9,089

Reynolds American, Inc.§

500

24,310

Itron, Inc.*

100

8,853

Central European

Ingram Micro, Inc. — Class A*§

470

7,553

Distribution Corp.*

470

21,343

ADC Telecommunications, Inc.*§

890

7,520

Pepsi Bottling Group, Inc.§

720

21,002

CommScope, Inc.*§

210

7,274

Safeway, Inc.§

860

20,399

Sohu.com, Inc.*

120

6,690

CVS Corp.§

560

18,850

Cypress Semiconductor Corp.*§

1,260

6,577

PepsiCo, Inc.§

210

14,967

Nvidia Corp.*§

520

5,569

SUPERVALU, INC.§

620

13,454

KLA-Tencor Corp.§

170

5,381

Wal-Mart Stores, Inc.§

220

13,176

Flir Systems, Inc.*§

110

4,226

Kimberly-Clark Corp.§

200

12,968

Vishay Intertechnology, Inc.*§

480

3,178

Coca-Cola Co.§

180

9,518

BMC Software, Inc.*§

90

2,577

Diageo PLC — SP ADR

130

8,952

Western Union Co.§

60

1,480

Clorox Co.§

120

7,523

Convergys Corp.*§

1

15

NBTY, Inc.*§

230

6,790

Total Information Technology

690,477

Energizer Holdings, Inc.*§

70

5,638

TELECOMMUNICATION SERVICES 2.1%

Church & Dwight Co., Inc.§

80

4,967

Verizon Communications, Inc.§

3,750

120,337

Brown-Forman Corp. —

Crown Castle International

Class B§

40

2,872

Corp.*

3,120

90,386

Hansen Natural Corp.*

80

2,420

CenturyTel, Inc.§

1,590

58,274

WD-40 Co.

50

1,797

American Tower Corp. —

Total Consumer Staples

716,969

Class A*§

1,420

51,077

INFORMATION TECHNOLOGY 3.4%

AT&T, Inc.§

1,520

42,438

Synopsys, Inc.*§

3,210

64,039

SBA Communications Corp.*

1,470

38,029

Hewlett-Packard Co.§

1,220

56,413

Telephone & Data Systems, Inc.§

230

8,223

Applied Materials, Inc.§

2,970

44,936

U.S. Cellular Corp.*

100

4,692

QLogic Corp.*§

2,400

36,864

NII Holdings, Inc. — Class B*

110

4,171

VeriSign, Inc.*§

1,320

34,426

MetroPCS Communications,

Qualcomm, Inc.§

680

29,220

Inc.*

50

700

Arrow Electronics, Inc.*§

1,050

27,531

Total Telecommunication Services

418,327

Hewitt Associates, Inc. —

MATERIALS 2.1%

Class A*

720

26,237

Crown Holdings, Inc.*

2,430

53,970

Amphenol Corp. — Class A§

630

25,288

Lubrizol Corp.§

1,140

49,180

MasterCard, Inc.§

140

24,826

Dow Chemical Co.§

1,370

43,539

MEMC Electronic

International Paper Co.§

1,440

37,699

Materials, Inc.*§

830

23,456

United States Steel Corp.§

440

34,148

Dolby Laboratories, Inc. —

The Mosaic Co.

310

21,086

Class A*

630

22,170

Alcoa, Inc.§

880

19,870

Avnet, Inc.*§

860

21,182

Steel Dynamics, Inc.§

1,130

19,312

Western Digital Corp.*§

960

20,467

Reliance Steel & Aluminum Co.§

450

17,086

Affiliated Computer Services,

Nalco Holding Co.

850

15,759

Inc. — Class A*§

390

19,746

AK Steel Holding Corp.§

500

12,960

Computer Sciences Corp.*§

490

19,693

Monsanto Co.§

100

9,898

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

Potash Corporation of

REPURCHASE AGREEMENTS 32.4%

Saskatchewan

70

$

9,241

Repurchase Agreements (Note 7)

Commercial Metals Co.§

540

9,121

Credit Suisse Group

Albemarle Corp.§

280

8,635

issued 09/30/08 at 0.25%

Cleveland-Cliffs, Inc.

160

8,470

due 10/01/08

$6,096,541

$

6,096,541

CF Industries Holdings, Inc.§

80

7,317

Morgan Stanley

E.I. du Pont de Nemours

issued 09/30/08 at 0.05%

and Co.§

150

6,045

due 10/01/08

189,897

189,897

Terra Industries, Inc.§

180

5,292

Mizuho Financial Group, Inc.

Temple-Inland, Inc.§

340

5,188

issued 09/30/08 at 0.26%

Praxair, Inc.§

70

5,022

due 10/01/08

157,297

157,297

Air Products & Chemicals, Inc.§

50

3,425

Morgan Stanley

Agrium, Inc.

60

3,365

issued 09/30/08 at 0.10%

Sigma-Aldrich Corp.§

60

3,145

due 10/01/08
111,360

111,360

PPG Industries, Inc.§

50

2,916

Total Repurchase Agreements

Carpenter Technology Corp.§

90

2,309

(Cost $6,555,095)

6,555,095

Intrepid Potash, Inc.*

70

2,110

Total Long Securities 87.0%

Total Materials

416,108

(Cost $18,938,389)

$17,614,505

Total Common Stocks

(Cost $10,604,078)

9,633,552

SHARES

EXCHANGE TRADED FUNDS 6.8%

COMMON STOCKS SOLD SHORT (42.8)%

iShares MSCI Emerging Markets

TELECOMMUNICATION SERVICES (0.2)%

Index Fund

21,531

743,465

Clearwire Corp.*

210

(2,495)

Vanguard Emerging Markets ETF

3,563

123,494

Qwest Communications

Nuveen Equity Premium

International, Inc

4,180

(13,501)

Opportunity Fund

6,080

79,101

Sprint Nextel Corp.

4,330

(26,413)

Nuveen Equity Premium and

Growth Fund

5,870

76,721

Total Telecommunication Services

(42,409)

Eaton Vance Tax-Managed

ENERGY (2.7)%

Buy-Write Income Fund

5,710

74,515

Massey Energy Co.

3

(107)

Nuveen Core Equity Alpha Fund

6,020

73,143

Patriot Coal Corp.*

10

(291)

First Trust Enhanced Equity

SandRidge Energy, Inc.*

20

(392)

Income Fund, Inc.

6,320

70,152

Key Energy Services, Inc.*

80

(928)

Eaton Vance Tax-Managed

Valero Energy Corp.

70

(2,121)

Buy-Write Opportunities Fund

5,850

70,025

Southwestern Energy Co.*

100

(3,054)

Liberty All Star Equity Fund

14,620

65,936

Global Industries Ltd.*

890

(6,177)

Total Exchange Traded Funds

Continental Resources, Inc.*

160

(6,277)

(Cost $1,729,910)

1,376,552

El Paso Corp.

560

(7,146)

SECURITIES LENDING COLLATERAL 0.2%

Helix Energy Solutions

Mount Vernon Securities

Group, Inc.*

350

(8,498)

Lending Trust Prime

Tesoro Corp.

760

(12,532)

Portfolio (Note 11)

49,306

49,306

Hercules Offshore, Inc.*

1,040

(15,766)

Total Securities Lending Collateral

Frontier Oil Corp.

920

(16,946)

(Cost $49,306)

49,306

Sunoco, Inc.

640

(22,771)

Peabody Energy Corp.

540

(24,300)

Marathon Oil Corp.

640

(25,517)

Overseas Shipholding Group

440

(25,656)

Holly Corp.

890

(25,739)

Plains Exploration &

Production Co.*

790

(27,776)

Nabors Industries Ltd.*

1,230

(30,652)

Newfield Exploration Co.*

1,040

(33,270)

36

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Exterran Holdings, Inc.*

1,260

$

(40,270)

Kinetic Concepts, Inc.*

140

$

(4,003)

Teekay Corp.

1,640

(43,263)

Celgene Corp.*

100

(6,328)

Tetra Technologies, Inc.*

3,350

(46,398)

King Pharmaceuticals, Inc.*

670

(6,419)

Baker Hughes, Inc.

930

(56,302)

Lincare Holdings Inc.

250

(7,523)

BJ Services Co.

3,660

(70,016)

WellCare Health Plans, Inc.*

250

(9,000)

Total Energy

(552,164)

Health Management Associates,

MATERIALS (2.8)%

Inc. — Class A*

2,560

(10,650)

Westlake Chemical Corp.

31

(634)

Brookdale Senior Living Inc.

520

(11,435)

RPM International, Inc.

60

(1,160)

Schering-Plough Corp.

900

(16,623)

Century Aluminum Co.*

50

(1,385)

UnitedHealth Group, Inc.

801

(20,337)

Cabot Corp.

110

(3,496)

Mylan, Inc.*

1,870

(21,355)

Allegheny Technologies, Inc.

130

(3,842)

Gilead Sciences, Inc.*

530

(24,157)

Chemtura Corp.

1,580

(7,205)

Health Net, Inc.*

1,080

(25,488)

International Flavors &

Hospira, Inc.*

710

(27,122)

Fragrances, Inc.

240

(9,470)

Tenet Healthcare Corp.*

7,410

(41,126)

Celanese Corp.

340

(9,489)

Genzyme Corp.*

510

(41,254)

Smurfit-Stone Container Corp.*

3,470

(16,309)

Stryker Corp.

670

(41,741)

Ecolab, Inc.

360

(17,467)

Sepracor, Inc.*

2,289

(41,912)

Eastman Chemical Co.

330

(18,170)

CooperCompanies, Inc.

1,229

(42,720)

Titanium Metals Corp.

1,680

(19,051)

Amylin Pharmaceuticals, Inc.*

2,260

(45,697)

Valhi, Inc.

1,070

(19,260)

Advanced Medical Optics, Inc.*

2,580

(45,872)

Ashland, Inc.

700

(20,468)

Merck & Co., Inc.

1,560

(49,234)

Eagle Materials, Inc.

1,160

(25,949)

Omnicare, Inc.

1,780

(51,211)

Domtar Corp.*

5,650

(25,990)

Watson Pharmaceuticals, Inc.*

2,310

(65,835)

Scotts Miracle-Gro Co. —

Allergan, Inc.

1,530

(78,795)

Class A

1,670

(39,479)

Boston Scientific Corp.*

7,980

(97,915)

Newmont Mining Corp.

1,360

(52,714)

Total Health Care

(837,574)

Sealed Air Corp.

2,800

(61,572)

INFORMATION TECHNOLOGY (4.2)%

Weyerhaeuser Co.

1,030

(62,397)

Acxiom Corp.

31

(390)

Pactiv Corp.*

2,700

(67,041)

MoneyGram International, Inc.

360

(511)

Bemis Co., Inc.

2,989

(78,342)

Broadcom Corp. — Class A*

30

(559)

Total Materials

(560,890)

Ciena Corp.*

100

(1,008)

CONSUMER STAPLES (3.4)%

Brocade Communications

Altria Group, Inc.

390

(7,738)

Systems, Inc.*

260

(1,513)

Rite Aid Corp.*

12,410

(10,052)

F5 Networks, Inc.*

130

(3,039)

Del Monte Foods Co.

2,829

(22,066)

Fairchild Semiconductor

Tyson Foods, Inc. - Class A

2,030

(24,238)

International, Inc.*

350

(3,112)

Constellation Brands, Inc. —

Varian Semiconductor Equipment

Class A*

1,190

(25,537)

Associates, Inc.*

200

(5,024)

Smithfield Foods, Inc.*

2,170

(34,460)

Xerox Corp.

640

(7,379)

Colgate-Palmolive Co.

610

(45,964)

Google, Inc. — Class A*

20

(8,010)

Sara Lee Corp.

4,090

(51,657)

Akamai Technologies, Inc.*

490

(8,546)

Alberto-Culver Co.

2,610

(71,096)

Cognizant Technology Solutions

Walgreen Co.

2,480

(76,781)

Corp. — Class A*

460

(10,502)

Avon Products, Inc.

2,100

(87,297)

Novell, Inc.*

2,380

(12,233)

Dean Foods Co.*

4,810

(112,362)

Cadence Design Systems, Inc.*

2,220

(15,007)

Hershey Co.

2,879

(113,836)

LSI Logic Corp.*

2,920

(15,651)

SanDisk Corp.*

850

(16,618)

Total Consumer Staples

(683,083)

Convergys Corp.

1,191

(17,603)

HEALTH CARE (4.1)%

Integrated Device

Bristol-Myers Squibb Co.

50

(1,043)

Technology, Inc.*

2,360

(18,361)

PDL BioPharma, Inc.

140

(1,303)

Rambus, Inc.*

1,490

(19,147)

Cardinal Health, Inc.

30

(1,478)

Unisys Corp.*

7,389

(20,320)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Altera Corp.

1,100

$

(22,748)

Career Education Corp.*

540

$

(8,829)

Sun Microsystems, Inc.*

3,080

(23,408)

Tim Hortons, Inc.

300

(8,889)

Salesforce.com, Inc.*

500

(24,200)

Macy’s, Inc.

520

(9,350)

Teradyne, Inc.*

3,710

(28,975)

Morningstar, Inc.*

180

(9,985)

Advanced Micro Devices, Inc.*

5,600

(29,400)

Penn National Gaming Inc.*

400

(10,628)

Micron Technology, Inc.*

7,350

(29,768)

Interpublic Group of

NCR Corp.*

1,370

(30,209)

Companies, Inc.*

1,400

(10,850)

Atmel Corp.*

9,030

(30,612)

International Game Technology

690

(11,854)

Paychex, Inc.

950

(31,379)

JC Penney Co., Inc.

360

(12,002)

Tech Data Corp.*

1,090

(32,537)

Cablevision Systems Corp. —

Tellabs, Inc.*

8,470

(34,388)

Class A

480

(12,077)

Jabil Circuit, Inc.

3,740

(35,680)

Williams-Sonoma, Inc.

760

(12,297)

Tyco Electronics Ltd.

1,360

(37,618)

Jones Apparel Group, Inc.

710

(13,142)

Adobe Systems, Inc.*

1,280

(50,522)

Boyd Gaming Corp.

1,490

(13,946)

Motorola, Inc.

8,970

(64,046)

Virgin Media, Inc.

1,810

(14,299)

Electronic Arts, Inc.*

2,240

(82,858)

Office Depot, Inc.*

2,600

(15,132)

JDS Uniphase Corp.*

10,230

(86,546)

KB Home

770

(15,154)

Total Information Technology

(859,422)

OfficeMax, Inc.

1,720

(15,291)

UTILITIES (4.8)%

Warner Music Group Corp.

2,040

(15,504)

Northeast Utilities System

140

(3,591)

Coach, Inc.*

680

(17,027)

Centerpoint Energy, Inc.

400

(5,828)

Marriott International, Inc. —

Duke Energy Corp.

380

(6,623)

Class A

670

(17,480)

Alliant Energy Corp.

569

(18,327)

Thor Industries, Inc.

780

(19,360)

Great Plains Energy, Inc.

970

(21,553)

New York Times Co. — Class A

1,380

(19,720)

Mirant Corp.*

1,650

(30,179)

Harman International

Allegheny Energy, Inc.

830

(30,519)

Industries, Inc.

620

(21,123)

Pinnacle West Capital Corp.

1,170

(40,260)

Lennar Corp. — Class A

1,420

(21,570)

Consolidated Edison, Inc.

940

(40,382)

Hearst-Argyle Television, Inc.

980

(21,883)

Reliant Energy, Inc.*

5,840

(42,924)

Centex Corp.

1,370

(22,194)

Ameren Corp.

1,290

(50,349)

Wyndham Worldwide Corp.

1,520

(23,879)

PG&E Corp.

1,441

(53,965)

Meredith Corp.

1,050

(29,442)

Southern Union Co.

2,749

(56,767)

WABCO Holdings, Inc.

970

(34,474)

Sierra Pacific Resources

6,110

(58,534)

DR Horton, Inc.

2,720

(35,414)

PPL Corp.

1,600

(59,232)

RadioShack Corp.

2,080

(35,942)

Hawaiian Electric Industries, Inc.

2,590

(75,395)

H&R Block, Inc.

1,680

(38,220)

CMS Energy Corp.

6,380

(79,559)

Pulte Homes, Inc.

2,840

(39,675)

Dynegy, Inc. - Class A*

22,860

(81,839)

Liz Claiborne, Inc.

2,510

(41,239)

NiSource, Inc.

6,750

(99,630)

Toll Brothers, Inc.*

1,660

(41,882)

Aqua America, Inc.

6,740

(119,837)

Starbucks Corp.*

3,040

(45,205)

Federal-Mogul Corp.*

3,940

(49,447)

Total Utilities

(975,293)

Saks, Inc.*

5,500

(50,875)

CONSUMER DISCRETIONARY (5.3)%

Goodyear Tire & Rubber Co.*

3,330

(50,982)

Urban Outfitters, Inc.*

10

(319)

Scripps Networks Interactive,

RH Donnelley Corp.*

180

(358)

Inc. — Class A

1,770

(64,269)

Idearc, Inc.

850

(1,063)

Eastman Kodak Co.

4,620

(71,056)

Harte-Hanks, Inc.

220

(2,281)

Total Consumer Discretionary

(1,070,009)

Coldwater Creek, Inc.*

780

(4,516)

Chico’s FAS, Inc.*

1,030

(5,634)

INDUSTRIALS (6.4)%

Gannett Co., Inc.

370

(6,257)

HNI Corp.

10

(253)

Brunswick Corp.

506

(6,472)

BE Aerospace, Inc.*

50

(792)

AnnTaylor Stores Corp.*

320

(6,605)

Thomas & Betts Corp.*

70

(2,735)

Ryland Group, Inc.

250

(6,630)

Avery Dennison Corp.

150

(6,672)

Scientific Games Corp. —

Avis Budget Group, Inc.*

1,220

(7,003)

Class A*

360

(8,287)

Manpower Inc.

230

(9,927)

38

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Shaw Group Inc.*

340

$

(10,448)

E*Trade Financial Corp.*

2,350

$

(6,580)

Hertz Global Holdings, Inc.*

1,740

(13,172)

General Growth Properties, Inc.

480

(7,248)

Delta Air Lines, Inc.*

1,899

(14,148)

Morgan Stanley

340

(7,820)

Carlisle Companies, Inc.

480

(14,386)

Equity Residential

180

(7,994)

Oshkosh Corp.

1,130

(14,871)

MF Global Ltd.*

1,850

(8,029)

Armstrong World Industries, Inc

760

(21,964)

Wachovia Corp.

2,320

(8,120)

Monster Worldwide, Inc.*

1,550

(23,111)

Legg Mason, Inc.

220

(8,373)

Graco, Inc.

650

(23,147)

HRPT Properties Trust

1,270

(8,750)

Dun & Bradstreet Corp.

250

(23,590)

Kilroy Realty Corp.

190

(9,080)

Copa Holdings SA

730

(23,725)

Discover Financial Services

690

(9,536)

UTi Worldwide, Inc.

1,400

(23,828)

Old Republic International Corp.

890

(11,348)

Rockwell Collins, Inc.

500

(24,045)

CB Richard Ellis Group, Inc. —

WESCO International, Inc.*

790

(25,422)

Class A*

850

(11,365)

Corporate Executive Board Co.

820

(25,625)

Fidelity National Financial, Inc —

Fastenal Co.

530

(26,177)

Class A

930

(13,671)

FedEx Corp.

380

(30,035)

Conseco, Inc.*

4,210

(14,819)

Cintas Corp.

1,060

(30,433)

CME Group, Inc.

40

(14,860)

Continental Airlines, Inc.*

1,860

(31,025)

CBL & Associates

AMR Corp.*

3,530

(34,665)

Properties, Inc.

820

(16,466)

Expeditors International

Whitney Holding Corp.

700

(16,975)

Washington, Inc.

1,050

(36,582)

Developers Diversified

Landstar System, Inc.

920

(40,535)

Realty Corp.

550

(17,430)

Owens Corning, Inc.*

2,140

(51,167)

SunTrust Banks, Inc.

400

(17,996)

CH Robinson Worldwide, Inc.

1,020

(51,979)

Regions Financial Corp.

1,990

(19,104)

Robert Half International, Inc.

2,180

(53,955)

Ventas, Inc.

400

(19,768)

Toro Co.

1,350

(55,755)

Public Storage

200

(19,802)

Stericycle, Inc.*

990

(58,321)

Vornado Realty Trust

220

(20,009)

Tyco International Ltd.

1,760

(61,635)

Merrill Lynch & Co., Inc.

850

(21,505)

Masco Corp.

3,490

(62,611)

Duke Realty Corp.

880

(21,630)

USG Corp.*

2,540

(65,024)

Capitol Federal Financial

490

(21,722)

Pitney Bowes, Inc.

2,450

(81,487)

First Horizon National Corp.

2,340

(21,898)

Southwest Airlines Co.

5,620

(81,546)

Keycorp

1,870

(22,328)

United Parcel Service, Inc. —

Sovereign Bancorp, Inc.

5,680

(22,436)

Class B

2,200

(138,358)

XL Capital

1,290

(23,143)

Total Industrials

(1,300,151)

Regency Centers Corp.

350

(23,342)

FINANCIALS (8.8)%

Student Loan Corp.

260

(24,180)

Comerica, Inc.

20

(656)

Webster Financial Corp.

1,000

(25,250)

TCF Financial Corp.

40

(720)

First American Corp.

930

(27,435)

PMI Group, Inc.

310

(915)

AvalonBay Communities, Inc.

280

(27,558)

CNA Financial Corp.

60

(1,574)

Brandywine Realty Trust

1,720

(27,572)

Camden Property Trust

50

(2,293)

Eaton Vance Corp.

830

(29,241)

American International

Kimco Realty Corp.

830

(30,660)

Group, Inc.

690

(2,298)

Brown & Brown, Inc.

1,450

(31,349)

National City Corp.

1,410

(2,468)

Franklin Resources, Inc.

390

(34,371)

iStar Financial, Inc.

1,170

(3,042)

SLM Corp.*

2,830

(34,922)

Marshall & Ilsley Corp.

160

(3,224)

New York Community

SEI Investments Co.

150

(3,330)

Bancorp, Inc.

2,080

(34,923)

CapitalSource, Inc.

280

(3,444)

Citigroup, Inc.

1,710

(35,072)

CIT Group, Inc.

500

(3,480)

MSCI, Inc. — Class A*

1,490

(35,760)

Leucadia National Corp.

80

(3,635)

Essex Property Trust, Inc.

320

(37,866)

AmeriCredit Corp.*

510

(5,166)

Popular, Inc.

4,630

(38,383)

BRE Properties, Inc.

110

(5,390)

Fifth Third Bancorp

3,380

(40,222)

Taubman Centers, Inc.

110

(5,500)

Huntington Bancshares, Inc.

5,320

(42,507)

MGIC Investment Corp.

920

(6,468)

Lazard Ltd. — Class A

1,060

(45,326)

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

HEDGED EQUITY FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

Capital One Financial Corp.

890

$

(45,390)

FUTURES CONTRACTS PURCHASED

St Joe Co.*

1,190

(46,517)

December 2008 Dow Jones EURO

Marsh & McLennan

STOXX 50 Index Futures Contracts

Companies, Inc.

1,820

(57,803)

(Aggregate Market Value

Federal Realty Investment Trust

690

(59,064)

of Contracts $1,966,909)

45

$

(11,966)

M&T Bank Corp.

670

(59,798)

December 2008 Nikkei-225 Stock

Moody’s Corp.

1,830

(62,220)

Average Index Futures Contracts

Simon Property Group, Inc.

650

(63,050)

(Aggregate Market Value

PNC Financial Services

of Contracts $1,340,325)

23

(62,180)

Group, Inc.

970

(72,459)

December 2008 S&P MidCap 400

UDR, Inc.

2,950

(77,143)

Index Mini Futures Contracts

Digital Realty Trust, Inc.

2,510

(118,598)

(Aggregate Market Value

Total Financials

(1,791,383)

of Contracts $1,306,620)

18

(89,814)

Total Common Stocks Sold Short

December 2008 Russell 2000

(Proceeds $10,051,582)

(8,672,377)

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $68,180)

31

(97,071)

CONTRACTS

December 2008 S&P 500 Index

Mini Futures Contracts

OPTIONS WRITTEN (1.1)%

(Aggregate Market Value

Call Options On:

of Contracts $7,629,375)

130

(371,976)

iShares MSCI Emerging Market

Index Futures Contracts

(Total Aggregate Market Value

Expiring October 2008 with

of Contracts $14,356,809)

$

(633,007)

strike price of 39

136

(8,568)

October 2008 S&P 500 Index

Futures Contracts

Expiring October 2008 with

strike price of 1190

24

(209,400)

Total Options Written

(Premiums Received $496,137)

(217,968)

Other Assets in Excess

of Liabilities – 13.0%

$

2,631,823

Net Assets – 100.0%

$20,246,328

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2008 — See Note 11.

§

All or a portion of this security is pledged as short security collateral at September 30, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

40

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INTERNATIONAL ROTATION FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

EXCHANGE TRADED FUNDS 13.7%

FUTURES CONTRACTS PURCHASED

Vanguard European ETF

27,100

$

1,446,327

October 2008 CAC 40 Index

iShares MSCI Australia

Futures Contracts

Index Fund

26,600

546,364

(Aggregate Market Value

iShares MSCI Pacific ex-Japan

of Contracts $925,253)

16

$

(14,896)

Index Fund

11,600

416,440

October 2008 SGX MSCI Singapore

iShares MSCI Sweden

Index Futures Contracts

Index Fund

3,850

78,656

(Aggregate Market Value

Total Exchange Traded Funds

of Contracts $937,416)

23

(27,389)

(Cost $2,966,175)

2,487,787

December 2008 Nikkei-225 Stock

Average Index Futures Contracts

FACE

AMOUNT

(Aggregate Market Value

of Contracts $3,438,225)

59

(158,407)

REPURCHASE AGREEMENTS 77.8%

December 2008 FTSE 100 Index

Repurchase Agreements (Note 7)

Futures Contracts

Morgan Stanley

(Aggregate Market Value

issued 09/30/08 at 0.05%

of Contracts $5,928,927)

66

(225,833)

due 10/01/08

$5,865,688

5,865,688

December 2008 Toronto Stock Exchange

Mizuho Financial Group, Inc.

60 Index Futures Contracts

issued 09/30/08 at 0.26%

(Aggregate Market Value

due 10/01/08

4,858,693

4,858,693

of Contracts $4,327,608)

32

(267,754)

Morgan Stanley

(Total Aggregate Market Value

issued 09/30/08 at 0.10%

of Contracts $15,557,430)

$

(694,279)

due 10/01/08

3,439,783

3,439,783

Total Repurchase Agreements

(Cost $14,164,164)

14,164,164

Total Investments 91.5%

(Cost $17,130,339)

$16,651,951

Other Assets in Excess

of Liabilities – 8.5%

$

1,545,496

Net Assets – 100.0%

$18,197,447

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

MANAGED FUTURES STRATEGY FUND

FACE

MARKET

FACE

MARKET

AMOUNT

VALUE

AMOUNT

VALUE

STRUCTURED NOTES† 17.6%

Swedish Export Credit Corp.,

Eksportfinans, S&P Diversified

S&P Diversified Trends

Trends Indicator Total Return

Indicator Total Return

Linked Notes 2.49%

Linked Notes 2.53%

due 01/26/09

$

22,000,000

$

21,198,602

due 09/25/09

$

8,000,000

$

7,400,169

Goldman Sachs Group, Inc.,

Total Structured Notes

S&P Diversified Trends

(Cost $187,000,000)

160,063,691

Indicator Total Return

Linked Notes 2.70%

REPURCHASE AGREEMENTS 80.4%

due 02/17/09

20,000,000

18,943,386

Repurchase Agreements (Note 7)

Swedish Export Credit Corp.,

Morgan Stanley

S&P Diversified Trends

issued 09/30/08 at 0.05%

Indicator Total Return

due 10/01/08

294,372,637

294,372,637

Linked Notes 2.55%

Mizuho Financial Group, Inc.

due 03/16/09

20,000,000

16,435,481

issued 09/30/08 at 0.26%

Swedish Export Credit Corp.,

due 10/01/08

243,836,058

243,836,058

S&P Diversified Trends

Morgan Stanley

Indicator Total Return

issued 09/30/08 at 0.10%

Linked Notes 2.54%

due 10/01/08

172,627,298

172,627,298

due 04/24/09*

20,000,000

16,055,204

Credit Suisse Group

Merrill Lynch & Co., S&P

issued 09/30/08 at 0.25%

Diversified Trends

due 10/01/08

16,892,978

16,892,978

Indicator Price Return

Total Repurchase Agreements

Linked Notes 2.68%

(Cost $727,728,971)

727,728,971

due 05/13/09

20,000,000

15,615,389

Swedish Export Credit Corp.,

Total Investments 98.0%

S&P Diversified Trends

(Cost $914,728,971)

$887,792,662

Indicator Total Return

Other Assets in Excess

Linked Notes 2.54%

of Liabilities – 2.0%

$

17,673,922

due 06/02/09*

15,000,000

11,919,891

Net Assets – 100.0%

$905,466,584

Merrill Lynch & Co., S&P

UNREALIZED

Diversified Trends

CONTRACTS

GAIN (LOSS)

Indicator Price Return

Linked Notes 2.70%

FUTURES CONTRACTS PURCHASED

due 03/16/09

15,000,000

10,963,607

December 2008 U.S. 10-Year Treasury

Swedish Export Credit Corp.,

Note Index Future Contracts

S&P Diversified Trends

(Aggregate Market Value

Indicator Total Return

of Contracts $33,465,938)

292

$

234,921

Linked Notes 2.53%

December 2008 U.S. Treasury Bond

due 11/17/08*

10,000,000

10,859,318

Futures Contracts

Merrill Lynch & Co., S&P

(Aggregate Market Value

Diversified Trends

of Contracts $33,349,453)

285

(603,432)

Indicator Price Return

(Total Aggregate Market Value

Linked Notes 3.65%

of Contracts $66,815,391)

$

(368,511)

due 06/29/09

15,000,000

10,800,286

Swedish Export Credit Corp.,

COMMODITY FUTURES CONTRACTS

S&P Diversified Trends

PURCHASED

Indicator Total Return

March 2009 Sugar Futures Contracts

Linked Notes 2.55%

(Aggregate Market Value

due 12/22/08*

10,000,000

10,539,808

of Contracts $4,329,674)

283

(229,507)

Goldman Sachs Group, Inc.,

December 2008 Coffee

S&P Diversified Trends

Futures Contracts

Indicator Total Return

(Aggregate Market Value

Linked Notes 2.96%

of Contracts $6,212,681)

127

(711,318)

due 03/26/09

12,000,000

9,332,550

42

42

|

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

MANAGED FUTURES STRATEGY FUND

UNREALIZED

UNREALIZED

CONTRACTS

GAIN (LOSS)

CONTRACTS

GAIN (LOSS)

(Total Aggregate Market Value

December 2008 Silver

of Contracts $10,542,355)

$

(940,825)

Futures Contracts

(Aggregate Market Value

CURRENCY FUTURES

of Contracts $7,025,850)

117

$

2,059,154

CONTRACTS SOLD SHORT

December 2008 Wheat

December 2008 Euro Currency

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $8,602,000)

253

1,642,663

of Contracts $58,471,150)

331

436,065

December 2008 Lean Hogs

December 2008 Australian

Futures Contracts

Dollar Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $8,230,400)

320

1,300,982

of Contracts $8,825,600)

112

293,229

December 2008 Live Cattle

December 2008 Swiss Franc

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $13,487,100)

335

937,921

of Contracts $8,964,000)

80

34,337

December 2008 Cotton

December 2008 Canadian

Futures Contracts

Dollar Currency Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $3,807,125)

133

781,016

of Contracts $4,617,760)

49

(38,678)

December 2008 Cocoa

December 2008 British Pound

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $4,399,760)

172

282,336

of Contracts $23,061,094)

207

(340,251)

December 2008 Gold

December 2008 Japanese Yen

Futures Contracts

Futures Contracts

(Aggregate Market Value

(Aggregate Market Value

of Contracts $17,998,650)

207

(1,336,906)

of Contracts $55,094,200)

464

(579,925)

(Total Aggregate Market Value

(Total Aggregate Market Value

of Contracts $120,141,260)

$

15,460,654

of Contracts $159,033,804)

$

(195,223)

COMMODITY FUTURES CONTRACTS

SOLD SHORT

November 2008 Soybean

Futures Contracts

(Aggregate Market Value

of Contracts $18,966,750)

363

$

4,158,190

December 2008 Copper

Futures Contracts

(Aggregate Market Value

of Contracts $20,293,000)

280

3,272,479

December 2008 Corn

Futures Contracts

(Aggregate Market Value

of Contracts $17,330,625)

711

2,362,819

†

Structured Notes are leveraged, providing a market exposure to the underlying benchmark greater than the face amount. The total market exposure is $396,684,409 and $137,379,281, for the S&P Diversified Trends Indicator Total Return and the S&P Diversified

Trends Indicator Price Return, respectively, as of September 30, 2008 — See Note 2.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

REAL ESTATE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.5%

OFFICE REIT 15.4%

Boston Properties, Inc.

8,044

$

753,401

REAL ESTATE INVESTMENT TRUST (REIT) 91.1%

Alexandria Real Estate Equities,

SPECIALIZED REIT 24.0%

Inc.

4,039

454,387

Public Storage

10,054

$

995,446

Duke Realty Corp.

17,708

435,263

HCP, Inc.

18,369

737,148

Digital Realty Trust, Inc.

9,206

434,983

Plum Creek Timber Co., Inc.

SL Green Realty Corp.

6,060

392,688

(REIT)

13,746

685,376

Douglas Emmett, Inc.

16,719

385,707

Ventas, Inc.

12,910

638,012

Highwoods Properties, Inc.

9,602

341,447

Host Hotels & Resorts, Inc.

45,153

600,083

Corporate Office Properties Trust

Health Care REIT, Inc.

9,952

529,745

SBI

8,189

330,426

Rayonier, Inc.

9,413

445,706

Mack-Cali Realty Corp.

9,542

323,188

Nationwide Health Properties, Inc.

11,666

419,743

BioMed Realty Trust, Inc.

11,930

315,549

Senior Housing Properties Trust

16,535

394,029

Kilroy Realty Corp.

6,058

289,512

Potlatch Corp.

6,590

305,710

Brandywine Realty Trust

17,426

279,339

Entertainment Properties Trust

5,510

301,507

HRPT Properties Trust

40,192

276,923

Hospitality Properties Trust

14,524

298,032

Lexington Realty Trust

15,131

260,556

Healthcare Realty Trust, Inc.

9,667

281,793

Total Office REIT

5,273,369

Omega Healthcare Investors, Inc.

14,025

275,732

RESIDENTIAL REIT 14.0%

Extra Space Storage, Inc.

16,402

251,935

Equity Residential

18,119

804,665

Sovran Self Storage, Inc.

5,257

234,935

AvalonBay Communities, Inc.

6,540

643,667

LaSalle Hotel Properties

9,467

220,770

UDR, Inc.

16,379

428,311

DiamondRock Hospitality Co.

22,464

204,422

Essex Property Trust, Inc.

3,380

399,955

Medical Properties Trust Inc.†

17,710

201,009

Apartment Investment &

U-Store-It Trust†

15,680

192,394

Management Co. — Class A

11,200

392,224

Total Specialized REIT

8,213,527

BRE Properties, Inc. — Class A

7,596

372,204

RETAIL REIT 20.8%

Camden Property Trust

7,816

358,442

Simon Property Group, Inc.

11,181

1,084,557

Home Properties, Inc.

5,585

323,651

KIMCO Realty Corp.

19,302

713,016

Equity Lifestyle Properties, Inc.

5,327

282,491

Federal Realty Investment Trust

6,584

563,590

American Campus Communities,

Regency Centers Corp.

7,884

525,784

Inc.

7,970

270,023

Macerich Co.

8,205

522,248

Post Properties, Inc.

8,987

251,366

Developers Diversified Realty

Mid-America Apartment

Corp.

13,559

429,685

Communities, Inc.

4,941

242,801

Weingarten Realty Investors

11,895

424,295

Total Residential REIT

4,769,800

Taubman Centers, Inc.

7,569

378,450

DIVERSIFIED REIT 6.2%

Realty Income Corp.

14,292

365,875

Vornado Realty Trust

9,392

854,202

General Growth Properties, Inc.

21,187

319,924

Liberty Property Trust

11,635

438,058

National Retail Properties, Inc.

13,284

318,152

Washington Real Estate

Tanger Factory Outlet Centers,

Investment Trust†

8,897

325,897

Inc.

6,696

293,218

Cousins Properties, Inc.

11,159

281,541

Equity One, Inc.

13,438

275,344

Colonial Properties Trust

11,017

205,908

CBL & Associates Properties, Inc.

12,690

254,815

Inland Real Estate Corp.†

15,307

240,167

Total Diversified REIT

2,105,606

Acadia Realty Trust

8,550

216,144

INDUSTRIAL REIT 5.9%

Pennsylvania Real Estate

ProLogis

16,025

661,352

Investment Trust

10,175

191,799

AMB Property Corp.

9,855

446,431

Total Retail REIT

7,117,063

First Industrial Realty Trust, Inc.†

9,282

266,208

Eastgroup Properties, Inc.

5,330

258,718

DCT Industrial Trust, Inc.

32,250

241,553

DuPont Fabros Technology, Inc.

10,009

152,637

Total Industrial REIT

2,026,899

44

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

REAL ESTATE FUND

MARKET

SHARES

VALUE

MORTGAGE REIT 4.8%

Annaly Capital Management, Inc.

42,360

$

569,742

CapitalSource, Inc.

34,020

418,446

MFA Mortgage Investments, Inc.

38,912

252,928

Redwood Trust, Inc.

8,190

177,969

Capstead Mortgage Corp.

15,860

173,667

iStar Financial, Inc.†

23,886

62,103

Total Mortgage REIT

1,654,855

Total Real Estate Investment Trust (REIT)

31,161,119

REAL ESTATE MANAGEMENT & DEVELOPEMENT 8.4%

Brookfield Asset Management,

Inc. — Class A

30,528

837,689

Brookfield Properties Corp.

32,785

519,314

The St. Joe Co.*

11,650

455,398

Forest City Enterprises, Inc. —

Class A

11,939

366,169

CB Richard Ellis Group, Inc. —

Class A*

22,800

304,836

Jones Lang LaSalle, Inc.

5,314

231,053

Forestar Real Estate Group, Inc.*

9,870

145,583

Total Real Estate Management &

Developement

2,860,042

Total Common Stocks

(Cost $30,605,093)

34,021,161

SECURITIES LENDING COLLATERAL 1.3%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 11)

442,391

442,391

Total Securities Lending Collateral

(Cost $442,391)

442,391

Total Investments 100.8%

(Cost $31,047,484)

$34,463,552

Liabilities in Excess

of Other Assets – (0.8)%

$

(272,094)

Net Assets – 100.0%

$34,191,458

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at September 30, 2008 — See Note 11.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

STRENGTHENING DOLLAR 2x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 26.0%

Federal Home Loan Bank*

3.00% due 12/15/08

$25,000,000

$

24,843,750

3.10% due 01/12/09

25,000,000

24,778,264

Total Federal Agency Discount Notes

(Cost $49,622,014)

49,622,014

REPURCHASE AGREEMENTS 67.6%

Repurchase Agreements (Note 7)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

45,941,042

45,941,042

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

38,054,089

38,054,089

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

26,940,948

26,940,948

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08†

18,551,543

18,551,543

Total Repurchase Agreements

(Cost $129,487,622)

129,487,622

Total Investments 93.6%

(Cost $179,109,636)

$179,109,636

Other Assets in Excess

of Liabilities – 6.4%

$

12,306,361

Net Assets – 100.0%

$191,415,997

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS PURCHASED

December 2008 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value of

Contracts $255,620,790)

3,219

$

2,480,242

UNITS

CURRENCY INDEX SWAP AGREEMENT

Goldman Sachs International

November 2008 U.S. Dollar Index

Swap, Terminating 11/25/08**

(Notional Market Value

$126,861,360)

1,594,589

$

3,278,499

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**

Total Return based on U.S. Dollar Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as currency index swap collateral at September 30, 2008.

46

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

WEAKENING DOLLAR 2x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 32.7%

Federal Home Loan Bank*

3.00% due 12/15/08

$25,000,000

$24,843,750

Total Federal Agency Discount Notes

(Cost $24,843,750)

24,843,750

REPURCHASE AGREEMENTS 72.7%

Repurchase Agreements (Note 7)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

18,535,587

18,535,587

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

15,353,480

15,353,480

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

10,869,721

10,869,721

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08†

10,466,507

10,466,507

Total Repurchase Agreements

(Cost $55,225,295)

55,225,295

Total Investments 105.4%

(Cost $80,069,045)

$80,069,045

Liabilities in Excess

of Other Assets – (5.4)%

$ (4,114,181)

Net Assets – 100.0%

$75,954,864

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS SOLD SHORT

December 2008 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value of

Contracts $95,927,280)

1,208

$ (2,345,135)

UNITS

CURRENCY INDEX SWAP AGREEMENT

SOLD SHORT

Goldman Sachs International

November 2008 U.S. Dollar Index

Swap, Terminating 11/25/08**

(Notional Market Value

$55,342,261)

695,627

$ (1,561,014)

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**

Total Return based on U.S. Dollar Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as currency index swap collateral at September 30, 2008.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

47

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Absolute

Alternative

Multi-Cap

Sector

Return

Strategies

Core Equity

Rotation

Strategies

Allocation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities

$18,734,702

$303,205,712

$127,205,237

$28,210,130

Repurchase Agreements

—

157,330

28,249,616

1,842,648

Total Investments

18,734,702

303,363,042

155,454,853

30,052,778

Segregated Cash with Broker

—

—

46,748,809

—

Cash

—

—

1,674

—

Deposits with Brokers for Securities Sold Short

—

—

87,614,998

—

Receivable for Swap Units Sold

—

—

—

—

Variation Margin on Futures Contracts

—

—

2,130,861

—

Receivable for Securities Sold

—

48,024,700

40,097,901

—

Receivable for Fund Shares Sold

1,351

202,267

390,606

4,635,985

Investment Income Receivable

27,473

393,381

273,134

13

Receivable for Options Written Premium

—

—

203,434

—

Total Assets

18,763,526

351,983,390

332,916,270

34,688,776

LIABILITIES

Short Sales at Market Value

—

—

75,526,553

—

Written Options at Market Value

—

—

1,336,168

—

Payable for Swap Units Sold

—

—

—

—

Variation Margin on Futures Contracts

—

—

—

—

Payable upon Return of Securities Loaned

87,820

9,166,804

1,786,618

—

Payable for Securities Purchased

—

47,196,125

37,131,615

859,999

Payable for Fund Shares Redeemed

76,212

1,432,400

725,477

—

Investment Advisory Fees Payable

5,668

246,813

207,961

—

Transfer Agent and Administrative Fees Payable

4,443

68,559

—

—

Distribution and Service Fees Payable

11,504

131,061

73,068

4,430

Portfolio Accounting Fees Payable

1,777

25,533

—

—

Custody Fees Payable

689

28,147

—

—

Overdraft Due to Custodian Bank

104,069

—

—

—

Short Sales Dividends Payable

—

—

102,141

—

Other Liabilities

13,814

192,235

28,322

—

Total Liabilities

305,996

58,487,677

116,917,923

864,429

NET ASSETS

$18,457,530

$293,495,713

$215,998,347

$33,824,347

NET ASSETS CONSIST OF

Paid-In Capital

$23,696,345

$366,259,318

$243,007,682

$35,750,345

Undistributed Net Investment Income (Loss)

128,867

(1,031,711)

1,245,084

(9,763)

Accumulated Net Realized Gain (Loss) on Investments

(4,175,323)

(61,642,139)

(24,254,794)

(307,308)

Net Unrealized Appreciation (Depreciation)

on Investments

(1,192,359)

(10,089,755)

(3,999,625)

(1,608,927)

NET ASSETS

$18,457,530

$293,495,713

$215,998,347

$33,824,347

A-Class

$

1,047,229

$

47,508,331

$

65,136,060

$

7,484,407

C-Class

10,062,286

96,575,057

45,081,792

7,778,216

H-Class

7,348,015

149,412,325

105,780,495

18,561,724

SHARES OUTSTANDING

A-Class

99,453

3,931,174

2,737,924

315,304

C-Class

1,014,856

8,399,066

1,939,613

329,002

H-Class

697,561

12,323,867

4,443,476

782,102

NET ASSET VALUES

A-Class

$10.53

$12.09

$23.79

$23.74

A-Class Maximum Offering Price*

11.06

12.69

24.98

24.92

C-Class

9.91

11.50

23.24

23.64

H-Class

10.53

12.12

23.81

23.73

Cost of Investments

$19,927,061

$313,452,797

$169,079,977

$31,661,705

Proceeds from Short Sales

—

—

87,373,094

—

Premiums Received for Written Options

—

—

2,678,700

—

* Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

48

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2008

Managed

Futures

Strengthening

Weakening

Commodities

Hedged

International

Strategy

Dollar 2x

Dollar 2x

Strategy

Equity

Rotation

Fund

Real Estate

Strategy

Strategy

Fund

Fund

Fund

(Consolidated)

Fund

Fund

Fund

$

30,060,356

$11,059,410

$

2,487,787

$160,063,691

$34,463,552

$ 49,622,014

$24,843,750

45,336,316

6,555,095

14,164,164

727,728,971

—

129,487,622

55,225,295

75,396,672

17,614,505

16,651,951

887,792,662

34,463,552

179,109,636

80,069,045

—

660,562

1,071,446

12,891,290

—

4,828,500

1,812,000

785,948

—

171

—

—

—

—

—

10,086,015

—

—

—

—

—

—

—

—

—

—

3,164,945

—

—

757,364

691,955

4,387,660

—

5,713,410

—

15,093

3,467,096

76,719

—

350,746

—

—

335,142

1,700

5,625

3,829,985

329,037

869,598

351,812

33,951

31,085

53

561,844

162,969

542

240

—

—

—

—

—

—

—

76,566,806

32,618,327

18,497,920

909,463,441

35,306,304

193,686,631

82,233,097

—

8,672,377

—

—

—

—

—

—

217,968

—

—

—

—

—

—

—

—

—

—

—

2,106,715

—

—

—

—

—

—

2,271,040

—

49,306

—

—

442,391

—

—

—

3,201,880

—

—

—

—

—

918,952

175,931

261,364

2,559,880

79,964

1,986,284

1,748,841

27,106

19,763

14,591

626,070

18,543

127,495

53,949

15,378

—

4,053

173,908

5,454

35,415

14,986

20,952

6,347

5,504

226,269

6,266

48,110

20,755

6,151

—

1,621

47,684

2,182

14,166

5,994

1,845

3

486

21,428

675

4,273

1,798

—

13,596

—

—

547,561

—

—

—

10,174

—

—

—

—

—

71,323

4,654

12,854

341,618

11,810

54,891

54,155

1,061,707

12,371,999

300,473

3,996,857

1,114,846

2,270,634

6,278,233

$

75,505,099

$20,246,328

$18,197,447

$905,466,584

$34,191,458

$191,415,997

$75,954,864

$

61,815,937

$25,702,450

$29,024,967

$924,245,737

$38,562,195

$176,215,260

$86,043,564

910,561

78,030

(2,442,888)

4,947,782

316,728

(1,750,768)

3,663,253

9,583,034

(5,234,635)

(7,211,965)

(10,746,721)

(8,103,533)

11,192,764

(9,845,804)

3,195,567

(299,517)

(1,172,667)

(12,980,214)

3,416,068

5,758,741

(3,906,149)

$

75,505,099

$20,246,328

$18,197,447

$905,466,584

$34,191,458

$191,415,997

$75,954,864

$

14,945,024

$

5,542,531

$10,716,280

$204,524,752

$

6,092,413

$  21,678,646

$11,645,780

9,234,151

3,102,845

2,135,401

90,899,177

2,005,145

15,062,765

8,679,706

51,325,924

11,600,952

5,345,766

610,042,655

26,093,900

154,674,586

55,629,378

485,364

254,209

570,874

7,617,778

193,879

925,545

479,591

307,801

145,671

114,639

3,425,003

66,042

659,874

368,066

1,667,448

531,878

284,661

22,721,686

830,602

6,612,187

2,292,005

$30.79

$21.80

$18.77

$26.85

$31.42

$23.42

$24.28

32.33

22.89

19.71

28.19

32.99

24.59

25.49

30.00

21.30

18.63

26.54

30.36

22.83

23.58

30.78

21.81

18.78

26.85

31.42

23.39

24.27

$

72,201,105

$18,938,389

$17,130,339

$914,728,971

$31,047,484

$179,109,636

$80,069,045

—

10,051,582

—

—

—

—

—

—

496,137

—

—

—

—

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

49

STATEMENTS OF OPERATIONS (Unaudited)

Absolute

Alternative

Multi-Cap

Sector

Return

Strategies

Core Equity

Rotation

Strategies

Allocation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

3,831

$

47,066

$

1,474,999

$

5,136

Income from Securities Lending, net

23,969

212,443

51,150

—

Dividends, Net of Foreign Tax Withheld

314,906

2,646,000

1,508,490

—

Other Income

—

—

—

—

Total Income

342,706

2,905,509

3,034,639

5,136

EXPENSES

Investment Advisory Fees

50,146

1,878,809

1,345,880

—

Transfer Agent and Administrative Fees

34,972

521,891

—

—

Distribution & Service Fees:

A-Class

2,460

66,751

69,750

—

C-Class

73,909

592,091

256,768

15,010

H-Class

14,034

307,117

158,641

—

Portfolio Accounting Fees

13,989

187,862

—

—

Short Sales Dividend Expense

—

—

669,026

—

Trustees’ Fees*

1,695

19,708

—

—

Custody Fees

4,513

80,490

—

136

Miscellaneous

18,121

282,501

—

—

Total Expenses

213,839

3,937,220

2,500,065

15,146

Less Expenses Waived by Advisor

—

—

—

—

Net Expenses

213,839

3,937,220

2,500,065

15,146

Net Investment Income (Loss)

128,867

(1,031,711)

534,574

(10,010)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(1,701,112)

(19,578,935)

2,611,169

(307,308)

Currency Index Swaps

—

—

—

—

Futures Contracts

39,085

—

(8,344,898)

—

Securities Sold Short

—

—

4,011,339

—

Total Net Realized Gain (Loss)

(1,662,027)

(19,578,935)

(1,722,390)

(307,308)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(908,488)

(33,526,036)

(8,833,361)

(1,578,286)

Currency Index Swaps

—

—

—

—

Futures Contracts

14,380

—

(4,946,710)

—

Securities Sold Short

—

—

6,680,299

—

Net Change in Unrealized Appreciation (Depreciation)

(894,108)

(33,526,036)

(7,099,772)

(1,578,286)

Net Gain (Loss) on Investments

(2,556,135)

(53,104,971)

(8,822,162)

(1,885,594)

Net Increase (Decrease) in Net Assets

from Operations

$(2,427,268)

$(54,136,682)

$

(8,287,588)

$(1,895,604)

Rebate Income on Proceeds for Securities Sold Short,

included in Interest

$

—

$

—

$

429,287

$

—

Foreign Tax Withheld

90

53,720

2,807

—

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

50

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2008

Managed

Futures

Strengthening

Weakening

Commodities

Hedged

International

Strategy

Dollar 2x

Dollar 2x

Strategy

Equity

Rotation

Fund

Real Estate

Strategy

Strategy

Fund

Fund

Fund

(Consolidated)

Fund

Fund

Fund

$

592,484

$

180,142

$

208,746

$

7,503,271

$

1,268

$ 1,126,306

$

1,170,362

48,801

4,239

—

63,126

37,148

—

—

—

152,530

119,868

271,954

557,256

—

—

5,416

—

—

—

—

—

—

646,701

336,911

328,614

7,838,351

595,672

1,126,306

1,170,362

685,358

144,215

137,985

3,571,460

141,156

522,322

524,989

228,453

—

38,329

936,528

41,516

145,090

145,830

27,894

7,491

20,407

219,649

10,023

15,575

21,255

62,660

23,063

17,193

374,001

11,135

70,812

73,082

184,893

18,094

13,624

623,375

28,709

111,812

106,305

90,555

—

15,332

276,432

16,606

58,036

58,332

—

98,500

—

111,259

—

—

—

8,999

—

1,451

26,039

1,335

3,440

7,009

23,541

—

3,975

100,200

6,121

15,551

15,075

121,638

—

20,638

515,017

22,343

77,699

75,871

1,433,991

291,363

268,934

6,753,960

278,944

1,020,337

1,027,748

(290,422)

—

—

(199,961)

—

—

—

1,143,569

291,363

268,934

6,553,999

278,944

1,020,337

1,027,748

(496,868)

45,548

59,680

1,284,352

316,728

105,969

142,614

10,681,096

475,517

(2,163,625)

8,333,370

(3,733,508)

—

—

794,463

—

—

—

—

4,132,190

549,837

—

(1,368,135)

(3,673,791)

(26,649,686)

—

9,402,495

(4,929,643)

790,129

463,563

—

(1,137,695)

—

—

—

12,265,688

(429,055)

(5,837,416)

(19,454,011)

(3,733,508)

13,534,685

(4,379,806)

(10,187,002)

(574,051)

466,603

(43,053,154)

1,602,312

—

—

—

—

—

—

—

5,126,691

(13,630,658)

—

(834,879)

(533,834)

13,956,096

—

2,628,745

(3,345,832)

—

857,325

—

(14,681)

—

—

—

(10,187,002)

(551,605)

(67,231)

(29,111,739)

1,602,312

7,755,436

(16,976,490)

2,078,686

(980,660)

(5,904,647)

(48,565,750)

(2,131,196)

21,290,121

(21,356,296)

$

1,581,818

$

(935,112)

$(5,844,967)

$(47,281,398)

$(1,814,468)

$21,396,090

$(21,213,682)

$

—

$

76,678

$

—

$

—

$

—

$

—

$

—

—

195

—

—

2,566

—

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

51

STATEMENTS OF CHANGES IN NET ASSETS

Multi-Cap

Sector Rotation

Core Equity Fund

Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

128,867

$

154,839

$

(1,031,711)

$

(1,283,152)

Net Realized Gain (Loss) on Investments

(1,662,027)

1,727,148

(19,578,935)

(23,253,004)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(894,108)

(9,486,742)

(33,526,036)

1,680,010

Net Increase (Decrease) in Net Assets from Operations

(2,427,268)

(7,604,755)

(54,136,682)

(22,856,146)

Distributions to Shareholders from:

Net Investment Income

A-Class

—

(3,504)

—

—

C-Class

—

(24,471)

—

—

H-Class

—

(22,326)

—

—

Realized Gain on Investments

A-Class

—

(582,465)

—

(2,965,934)

C-Class

—

(4,017,324)

—

(7,784,003)

H-Class

—

(3,710,898)

—

(15,425,954)

Total Distributions to Shareholders

—

(8,360,988)

—

(26,175,891)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

347,896

2,764,650

23,577,728

38,627,448

C-Class

883,264

8,439,215

12,164,730

44,066,197

H-Class

2,638,087

6,611,755

183,163,113

278,158,887

Redemption Fees Collected

A-Class

835

1,097

7,787

26,493

C-Class

6,181

6,533

17,867

66,027

H-Class

4,661

7,492

33,935

114,836

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

581,390

—

2,702,394

C-Class

—

3,744,401

—

7,259,013

H-Class

—

3,211,062

—

14,155,545

Cost of Shares Redeemed

A-Class

(2,675,186)

(4,536,301)

(19,100,389)

(27,230,934)

C-Class

(5,315,737)

(18,623,553)

(19,394,746)

(46,959,917)

H-Class

(7,464,047)

(31,206,054)

(176,069,908)

(217,722,031)

Net Increase (Decrease) in Net Assets From

Share Transactions

(11,574,046)

(28,998,313)

4,400,117

93,263,958

Net Increase (Decrease) in Net Assets

(14,001,314)

(44,964,056)

(49,736,565)

44,231,921

NET ASSETS—BEGINNING OF PERIOD

32,458,844

77,422,900

343,232,278

299,000,357

NET ASSETS—END OF PERIOD

$ 18,457,530

$ 32,458,844

$293,495,713

$ 343,232,278

Undistributed Net Investment Income (Loss)—

End of Period

$

128,867

$

—

$

(1,031,711)

$

—

* Since the commencement of operations: March 7, 2008.

† Unaudited

52

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT
See Notes to Financial Statements.

Absolute Return

Alternative Strategies

Commodities

Strategies Fund

Allocation Fund

Strategy Fund

Hedged Equity Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008*

2008†

2008

2008†

2008

$

534,574

$

6,183,924

$

(10,010)

$

247

$

(496,868)

$

1,820,924

$

45,548

$

1,113,346

(1,722,390)

(14,682,495)

(307,308)

—

12,265,688

10,534,067

(429,055)

(3,544,178)

(7,099,772)

(4,060,931)

(1,578,286)

(30,641)

(10,187,002)

9,210,448

(551,605)

(1,020,817)

(8,287,588)

(12,559,502)

(1,895,604)

(30,394)

1,581,818

21,565,439

(935,112)

(3,451,649)

—

(1,619,281)

—

—

—

(109,198)

—

(256,063)

—

(1,944,242)

—

—

—

(74,170)

—

(264,730)

—

(5,952,339)

—

—

—

(267,525)

—

(1,297,480)

—

(175,613)

—

—

—

—

—

(7,986)

—

(210,855)

—

—

—

—

—

(8,257)

—

(645,538)

—

—

—

—

—

(40,467)

—

(10,547,868)

—

—

—

(450,893)

—

(1,874,983)

46,240,834

40,780,536

7,939,142

1,128,617

22,762,907

20,571,490

2,712,984

2,946,000

4,475,215

34,354,420

8,370,334

154,649

9,635,692

12,460,496

361,760

3,437,524

22,275,634

100,077,742

25,241,589

3,917,739

158,232,931

272,980,653

2,184,995

16,601,499

4,354

3,288

5,596

3

39,446

65,524

803

981

3,413

4,167

5,242

—

22,381

40,266

616

1,052

8,420

13,008

13,014

20

254,119

392,598

1,941

4,573

—

1,575,032

—

—

—

104,193

—

204,865

—

2,046,966

—

—

—

68,104

—

254,071

—

5,954,321

—

—

—

239,163

—

1,306,654

(19,856,420)

(38,116,726)

(1,169,584)

(898)

(25,451,214)

(16,044,064)

(2,392,613)

(3,858,525)

(12,701,008)

(24,156,055)

(226,788)

(1,900)

(10,027,216)

(8,184,148)

(2,346,119)

(5,887,950)

(54,697,975)

(126,906,668)

(9,624,954)

(1,476)

(235,804,538)

(198,501,063)

(6,784,705)

(26,587,232)

(14,247,533)

(4,369,969)

30,553,591

5,196,754

(80,335,492)

84,193,212

(6,260,338)

(11,576,488)

(22,535,121)

(27,477,339)

28,657,987

5,166,360

(78,753,674)

105,307,758

(7,195,450)

(16,903,120)

238,533,468

266,010,807

5,166,360

—

154,258,773

48,951,015

27,441,778

44,344,898

$215,998,347

$238,533,468

$33,824,347

$

5,166,360

$ 75,505,099

$154,258,773

$20,246,328

$ 27,441,778

$

1,245,084

$

710,510

$

(9,763)

$

247

$

910,561

$

1,407,429

$

78,030

$

32,482

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

53

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

International Rotation

Managed Futures

Fund

Strategy Fund

Period

Period

Year

Ended

Year

Ended

Ended

September 30,

Ended

September 30,

March 31,

2008†

March 31,

2008†

2008*

(Consolidated)

2008

FROM OPERATIONS

Net Investment Income

$

59,680

$

529,027

$

1,284,352

$

4,299,654

Net Realized Gain (Loss) on Investments

(5,837,416)

(3,599,755)

(19,454,011)

9,166,125

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(67,231)

(1,105,436)

(29,111,739)

15,936,657

Net Increase (Decrease) in Net Assets from Operations

(5,844,967)

(4,176,164)

(47,281,398)

29,402,436

Distributions to Shareholders from:

Net Investment Income

A-Class

—

(270,789)

—

—

C-Class

—

(81,207)

—

—

H-Class

—

(153,426)

—

—

Realized Gain on Investments

A-Class

—

(159,929)

—

(7,011)

C-Class

—

(47,961)

—

(2,198)

H-Class

—

(90,614)

—

(17,515)

Total Distributions to Shareholders

—

(803,926)

—

(26,724)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

9,956,954

23,067,035

134,151,906

117,885,098

C-Class

1,030,421

9,620,731

59,308,763

44,369,104

H-Class

12,568,315

34,841,686

443,620,761

307,063,434

Redemption Fees Collected

A-Class

17,626

14,179

79,511

30,370

C-Class

3,777

9,795

34,508

9,542

H-Class

11,395

43,318

228,105

79,960

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

426,494

—

6,244

C-Class

—

127,790

—

2,079

H-Class

—

242,525

—

16,284

Cost of Shares Redeemed

A-Class

(9,270,588)

(7,500,179)

(47,656,006)

(20,213,507)

C-Class

(1,879,917)

(5,443,101)

(9,234,969)

(3,549,917)

H-Class

(19,257,261)

(19,608,491)

(125,206,233)

(49,792,127)

Net Increase (Decrease) in Net Assets From

Share Transactions

(6,819,278)

35,841,782

455,326,346

395,906,564

Net Increase (Decrease) in Net Assets

(12,664,245)

30,861,692

408,044,948

425,282,276

NET ASSETS—BEGINNING OF PERIOD

30,861,692

—

497,421,636

72,139,360

NET ASSETS—END OF PERIOD

$ 18,197,447

$ 30,861,692

$905,466,584

$497,421,636

Undistributed Net Investment Income (Loss)—

End of Period

$

(2,442,888)

$

(2,502,568)

$

4,947,782

$

3,663,430

* Since commencement of operations: August 31, 2007.

† Unaudited

54

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Real Estate

Strengthening Dollar 2x

Weakening Dollar 2x

Fund

Strategy Fund

Strategy Fund

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

$

316,728

$

245,081

$

105,969

$

711,796

$

142,614

$

3,571,191

(3,733,508)

688,587

13,534,685

(7,852,075)

(4,379,806)

27,087,048

1,602,312

(6,818,462)

7,755,436

(1,750,940)

(16,976,490)

8,815,090

(1,814,468)

(5,884,794)

21,396,090

(8,891,219)

(21,213,682)

39,473,329

—

(19,151)

—

—

—

(4,162,016)

—

(19,174)

—

—

—

(3,293,861)

—

(29,207)

—

—

—

(19,472,969)

—

—

—

—

—

(2,766)

—

—

—

—

—

(2,190)

—

—

—

—

—

(12,945)

—

(67,532)

—

—

—

(26,946,747)

20,593,174

4,261,397

29,822,694

17,956,828

10,773,512

43,416,675

19,845,865

24,881,486

62,545,400

32,866,033

26,749,747

35,113,807

136,890,971

225,566,473

336,408,850

273,514,131

156,981,481

255,507,428

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

18,938

—

—

—

3,290,478

—

18,663

—

—

—

2,829,351

—

28,965

—

—

—

16,757,981

(16,854,251)

(9,310,916)

(12,598,214)

(13,972,483)

(18,284,976)

(48,841,856)

(20,035,554)

(27,239,102)

(56,126,456)

(28,379,029)

(37,126,196)

(31,865,100)

(123,730,454)

(233,291,275)

(227,969,415)

(249,841,075)

(189,544,972)

(287,257,877)

16,709,751

(15,065,371)

132,082,859

32,144,405

(50,451,404)

(11,049,113)

14,895,283

(21,017,697)

153,478,949

23,253,186

(71,665,086)

1,477,469

19,296,175

40,313,872

37,937,048

14,683,862

147,619,950

146,142,481

$

34,191,458

$

19,296,175

$191,415,997

$

37,937,048

$

75,954,864

$ 147,619,950

$

316,728

$

—

$

(1,750,768)

$

(1,856,737)

$

3,663,253

$

3,520,639

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

55

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Multi-Cap Core Equity Fund A-Class

September 30, 2008Δ

$11.79

$ .07

$ (1.34)

$ (1.27)

$

—

$

—

$

—

$

.01

$

(1.26)

$10.53

(10.69)%

1.14%**

1.21%**

136%

$

1,047

March 31, 2008

17.05

.10

(2.58)

(2.48)

(.02)

(2.76)

(2.78)

—§

(5.26)

11.79

(15.78)%

1.21%

0.64%

149%

3,361

March 31, 2007

16.72

.05

1.38

1.43

—

(1.10)

(1.10)

—§

.33

17.05

8.89%

1.32%

0.32%

138%

5,680

March 31, 2006

15.01

(.01)

2.59

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.66%

(0.08)%

168%

3,079

March 31, 2005

14.44

.02

1.16

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.57%

0.16%

159%

906

March 31, 2004*

14.44

—

—

—

—

—

—

—

—

14.44

0.00%

0.00%**à

0.00%**

226%

1

Multi-Cap Core Equity Fund C-Class

September 30, 2008Δ

11.14

.03

(1.26)

(1.23)

—

—

—

—§

(1.23)

9.91

(11.04)%

1.88%**

0.58%**

136%

10,062

March 31, 2008

16.39

(.02)

(2.45)

(2.47)

(.02)

(2.76)

(2.78)

—§

(5.25)

11.14

(16.39)%

1.97%

(0.13)%

149%

15,906

March 31, 2007

16.24

(.09)

1.34

1.25

—

(1.10)

(1.10)

—§

.15

16.39

8.03%

2.12%

(0.54)%

138%

30,181

March 31, 2006

14.71

(.13)

2.53

2.40

—

(.87)

(.87)

—

1.53

16.24

16.68%

2.40%

(0.87)%

168%

30,981

March 31, 2005

14.27

(.10)

1.15

1.05

—

(.61)

(.61)

—

.44

14.71

7.34%

2.31%

(0.71)%

159%

34,793

March 31, 2004

10.11

(.11)

4.38

4.27

—

(.11)

(.11)

—

4.16

14.27

42.29%

2.24%

(0.87)%

226%

23,811

Multi-Cap Core Equity Fund H-Class

September 30, 2008Δ

11.79

.08

(1.34)

(1.26)

—

—

—

—§

(1.26)

10.53

(10.69)%

1.13%**

1.31%**

136%

7,348

March 31, 2008

17.04

.09

(2.56)

(2.47)

(.02)

(2.76)

(2.78)

—§

(5.25)

11.79

(15.73)%

1.23%

0.57%

149%

13,192

March 31, 2007

16.72

.03

1.39

1.42

—

(1.10)

(1.10)

—§

.32

17.04

8.83%

1.38%

0.18%

138%

41,562

March 31, 2006

15.01

(.02)

2.60

2.58

—

(.87)

(.87)

—

1.71

16.72

17.55%

1.64%

(0.11)%

168%

53,323

March 31, 2005

14.44

—§

1.18

1.18

—

(.61)

(.61)

—

.57

15.01

8.16%

1.56%

0.03%

159%

51,139

March 31, 2004

10.15

(.01)

4.41

4.40

—

(.11)

(.11)

—

4.29

14.44

43.41%

1.49%

(0.11)%

226%

42,568

Sector Rotation Fund A-Class

September 30, 2008Δ

13.45

(.02)

(1.34)

(1.36)

—

—

—

—§

(1.36)

12.09

(10.11)%

1.68%**

(0.28)%**

259%

47,508

March 31, 2008

14.08

(.01)

.30

.29

—

(.93)

(.93)

.01

(.63)

13.45

1.50%

1.65%

(0.08)%

278%

49,148

March 31, 2007

14.15

(.01)

.38

.37

—

(.44)

(.44)

—§

(.07)

14.08

2.75%

1.64%

(0.09)%

373%

39,804

March 31, 2006

11.10

(.04)

3.09

3.05

—

—

—

—

3.05

14.15

27.48%

1.67%

(0.33)%

263%

30,593

March 31, 2005

10.45

(.02)

.67

.65

—

—

—

—

.65

11.10

6.22%

1.63%

(0.19)%

262%

2,989

March 31, 2004*

10.45

—

—

—

—

—

—

—

—

10.45

0.00%

0.00%**à

0.00%**

253%

5

Sector Rotation Fund C-Class

September 30, 2008Δ

12.85

(.07)

(1.28)

(1.35)

—

—

—

—§

(1.35)

11.50

(10.51)%

2.43%**

(1.00)%**

259%

96,575

March 31, 2008

13.58

(.12)

.31

.19

—

(.93)

(.93)

.01

(.73)

12.85

0.81%

2.41%

(0.80)%

278%

115,136

March 31, 2007

13.76

(.11)

.37

.26

—

(.44)

(.44)

—§

(.18)

13.58

2.02%

2.39%

(0.86)%

373%

118,422

March 31, 2006

10.87

(.12)

3.01

2.89

—

—

—

—

2.89

13.76

26.59%

2.41%

(0.95)%

263%

118,083

March 31, 2005

10.30

(.10)

.67

.57

—

—

—

—

.57

10.87

5.53%

2.38%

(1.03)%

262%

54,604

March 31, 2004

7.53

(.16)

2.93

2.77

—

—

—

—

2.77

10.30

36.79%

2.41%

(1.66)%

253%

59,192

Sector Rotation Fund H-Class

September 30, 2008Δ

13.49

(.02)

(1.35)

(1.37)

—

—

—

—§

(1.37)

12.12

(10.16)%

1.67%**

(0.30)%**

259%

149,412

March 31, 2008

14.12

(.02)

.31

.29

—

(.93)

(.93)

.01

(.63)

13.49

1.50%

1.65%

(0.13)%

278%

178,949

March 31, 2007

14.18

(.02)

.40

.38

—

(.44)

(.44)

—§

(.06)

14.12

2.81%

1.65%

(0.16)%

373%

140,774

March 31, 2006

11.12

(.03)

3.09

3.06

—

—

—

—

3.06

14.18

27.52%

1.66%

(0.25)%

263%

246,029

March 31, 2005

10.45

(.03)

.70

.67

—

—

—

—

.67

11.12

6.41%

1.64%

(0.31)%

262%

56,725

March 31, 2004

7.58

(.09)

2.96

2.87

—

—

—

—

2.87

10.45

37.86%

1.66%

(0.88)%

253%

86,677

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses††

(Loss)

Rate

omitted)

Absolute Return Strategies Fund A-Class

September 30, 2008Δ

$24.61

$ .07

$

(.89)

$

(.82)

$

—

$

—

$

—

$

—§

$

(.82)

$23.79

(3.33)%

1.98%**

1.98%**

1.40%**

0.58%**

716%

$

65,136

March 31, 2008

26.44

.58

(1.53)

(.95)

(.79)

(.09)

(.88)

—§

(1.83)

24.61

(3.72)%

1.96%

1.96%

1.40%

2.18%

509%

42,193

March 31, 2007

25.52

.71

.80

1.51

(.38)

(.22)

(.60)

.01

.92

26.44

6.05%

1.93%

1.93%

1.43%

2.74%

298%

41,771

March 31, 2006*

25.00

.29

.24

.53

(.07)

—

(.07)

.06

.52

25.52

2.36%

1.87%**

1.87%**

1.45%**

2.20%**

127%

5,791

Absolute Return Strategies Fund C-Class

September 30, 2008Δ

24.13

(.01)

(.88)

(.89)

—

—

—

—§

(.89)

23.24

(3.69)%

2.72%**

2.72%**

2.15%**

(0.11)%**

716%

45,082

March 31, 2008

26.14

.37

(1.50)

(1.13)

(.79)

(.09)

(.88)

—§

(2.01)

24.13

(4.46)%

2.71%

2.71%

2.15%

1.41%

509%

54,857

March 31, 2007

25.42

.51

.80

1.31

(.38)

(.22)

(.60)

.01

.72

26.14

5.28%

2.66%

2.66%

2.16%

1.99%

298%

48,052

March 31, 2006*

25.00

.19

.24

.43

(.07)

—

(.07)

.06

.42

25.42

1.96%

2.65%**

2.65%**

2.23%**

1.42%**

127%

7,352

Absolute Return Strategies Fund H-Class

September 30, 2008Δ

24.63

.08

(.90)

(.82)

—

—

—

—§

(.82)

23.81

(3.33)%

1.97%**

1.97%**

1.40%**

0.63%**

716%

105,780

March 31, 2008

26.46

.58

(1.53)

(.95)

(.79)

(.09)

(.88)

—§

(1.83)

24.63

(3.71)%

1.95%

1.95%

1.39%

2.21%

509%

141,483

March 31, 2007

25.53

.72

.80

1.52

(.38)

(.22)

(.60)

.01

.93

26.46

6.09%

1.90%

1.90%

1.40%

2.78%

298%

176,187

March 31, 2006*

25.00

.29

.25

.54

(.07)

—

(.07)

.06

.53

25.53

2.40%

1.83%**

1.83%**

1.41%**

2.18%**

127%

30,796

Alternative Strategies Allocation Fund A-Class

September 30, 2008Δ

24.84

.01

(1.14)

(1.13)

—

—

—

.03

(1.10)

23.74

(4.43)%

0.00%**

0.00%**

0.00%**

0.06%**

21%

7,484

March 31, 2008*

25.00

—§

(.16)

(.16)

—

—

—

—

(.16)

24.84

(0.64)%

0.00%**à

0.00%** à

0.00%** à

0.16%**

—

1,121

Alternative Strategies Allocation Fund C-Class

September 30, 2008Δ

24.83

(.08)

(1.14)

(1.22)

—

—

—

.03

(1.19)

23.64

(4.79)%

0.75%**

0.75%**

0.75%**

(0.69)%**

21%

7,778

March 31, 2008*

25.00

(.01)

(.16)

(.17)

—

—

—

—

(.17)

24.83

(0.68)%

0.68%**à

0.68%** à

0.68%** à

(0.56)%**

—

152

Alternative Strategies Allocation Fund H-Class

September 30, 2008Δ

24.84

.01

(1.16)

(1.15)

—

—

—

.04

(1.11)

23.73

(4.47)%

0.00%**

0.00%**

0.00%**

0.06%**

21%

18,562

March 31, 2008*

25.00

—§

(.16)

(.16)

—

—

—

—

(.16)

24.84

(0.64)%

0.00%**à

0.00%**

à

0.00%** à

0.12%**

—

3,893

Commodities Strategy Fund A-Class

September 30, 2008Δ

32.68

(.07)

(1.89)

(1.96)

—

—

—

.07

(1.89)

30.79

(5.78)%

1.52%**

1.20%**

1.20%**

(0.39)%**

135%

14,945

March 31, 2008

23.81

.68

8.27

8.95

(.22)

—

(.22)

.14

8.87

32.68

38.48%

1.51%

1.19%

1.19%

2.49%

405%

18,579

March 31, 2007

27.29

.63

(4.15)

(3.52)

—

—

—

.04

(3.48)

23.81

(12.75)%

1.46%

1.17%

1.17%

2.57%

672%

9,720

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.71%**

1.71%**

1.71%**

2.76%**

—

8,751

Commodities Strategy Fund C-Class

September 30, 2008Δ

31.96

(.19)

(1.83)

(2.02)

—

—

—

.06

(1.96)

30.00

(6.13)%

2.27%**

1.95%**

1.95%**

(1.07)%**

135%

9,234

March 31, 2008

23.47

.48

8.09

8.57

(.22)

—

(.22)

.14

8.49

31.96

37.41%

2.26%

1.94%

1.94%

1.79%

405%

10,793

March 31, 2007

27.10

.56

(4.23)

(3.67)

—

—

—

.04

(3.63)

23.47

(13.39)%

2.23%

1.94%

1.94%

2.23%

672%

4,169

March 31, 2006*

25.00

.42

1.68

2.10

—

—

—

—

2.10

27.10

8.40%

2.34%**

2.34%**

2.34%**

1.79%**

—

4,128

Commodities Strategy Fund H-Class

September 30, 2008Δ

32.66

(.10)

(1.85)

(1.95)

—

—

—

.07

(1.88)

30.78

(5.76)%

1.52%**

1.20%**

1.20%**

(0.52)%**

135%

51,326

March 31, 2008

23.81

.60

8.30

8.90

(.22)

—

(.22)

.17

8.85

32.66

38.39%

1.51%

1.19%

1.19%

2.10%

405%

124,886

March 31, 2007

27.29

.77

(4.28)

(3.51)

—

—

—

.03

(3.48)

23.81

(12.75)%

1.49%

1.20%

1.20%

2.99%

672%

35,062

March 31, 2006*

25.00

.61

1.68

2.29

—

—

—

—

2.29

27.29

9.16%

1.57%**

1.57%**

1.57%**

2.56%**

—

29,028

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

Redemption

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Fees

Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Collected

Value

PERIOD

Return†††

Expenses

Expenses

Expenses††

(Loss)

Rate

omitted)

Hedged Equity Fund A-Class

September 30, 2008Δ

$22.90

$ .06

$ (1.16)

$ (1.10)

$

—

$

—

$

—

$

—§

$ (1.10)

$21.80

(4.80)%

2.18%**

2.18%**

1.40%**

0.53%**

597%

$

5,543

March 31, 2008

26.29

.67

(2.94)

(2.27)

(1.09)

(.03)

(1.12)

—§

(3.39)

22.90

(8.98)%

2.04%

2.04%

1.41%

2.59%

433%

5,553

March 31, 2007

25.86

.82

.63

1.45

(.52)

(.51)

(1.03)

.01

.43

26.29

5.82%

2.13%

2.13%

1.41%

3.15%

282%

7,086

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04

.86

25.86

3.81%

2.10%**

2.10%**

1.44%**

1.91%**

159%

1,672

Hedged Equity Fund C-Class

September 30, 2008Δ

22.46

(.03)

(1.13)

(1.16)

—

—

—

—§

(1.16)

21.30

(5.16)%

2.94%**

2.94%**

2.15%**

(0.26)%**

597%

3,103

March 31, 2008

25.99

.48

(2.89)

(2.41)

(1.09)

(.03)

(1.12)

—§

(3.53)

22.46

(9.63)%

2.78%

2.78%

2.15%

1.89%

433%

5,226

March 31, 2007

25.76

.62

.63

1.25

(.52)

(.51)

(1.03)

.01

.23

25.99

5.05%

2.89%

2.89%

2.17%

2.40%

282%

8,312

March 31, 2006*

25.00

.16

.65

.81

(.09)

—

(.09)

.04

.76

25.76

3.41%

2.86%**

2.86%**

2.20%**

1.16%**

159%

2,957

Hedged Equity Fund H-Class

September 30, 2008Δ

22.91

.06

(1.16)

(1.10)

—

—

—

—§

(1.10)

21.81

(4.80)%

2.19%**

2.19%**

1.40%**

0.49%**

597%

11,601

March 31, 2008

26.30

.68

(2.95)

(2.27)

(1.09)

(.03)

(1.12)

—§

(3.39)

22.91

(8.97)%

2.03%

2.03%

1.40%

2.63%

433%

16,663

March 31, 2007

25.86

.81

.65

1.46

(.52)

(.51)

(1.03)

.01

.44

26.30

5.86%

2.13%

2.13%

1.41%

3.14%

282%

28,947

March 31, 2006*

25.00

.26

.65

.91

(.09)

—

(.09)

.04

.86

25.86

3.81%

2.07%**

2.07%**

1.41%**

1.96%**

159%

17,321

International Rotation Fund A-Class

September 30, 2008Δ

22.93

.07

(4.25)

(4.18)

—

—

—

.02

(4.16)

18.77

(18.14)%

1.67%**

1.67%**

1.67%**

0.58%**

93%

10,716

March 31, 2008*

25.00

.53

(1.98)

(1.45)

(.41)

(.24)

(.65)

.03

(2.07)

22.93

(5.93)%

1.74%**

1.74%**

1.74%**

3.68%**

160%

13,483

International Rotation Fund C-Class

September 30, 2008Δ

22.84

(.04)

(4.20)

(4.24)

—

—

—

.03

(4.21)

18.63

(18.43)%

2.42%**

2.42%**

2.42%**

(0.33)%**

93%

2,135

March 31, 2008*

25.00

.39

(1.96)

(1.57)

(.41)

(.24)

(.65)

.06

(2.16)

22.84

(6.29)%

2.49%**

2.49%**

2.49%**

2.70%**

160%

3,603

International Rotation Fund H-Class

September 30, 2008Δ

22.94

.04

(4.22)

(4.18)

—

—

—

.02

(4.16)

18.78

(18.13)%

1.67%**

1.67%**

1.67%**

0.33%**

93%

5,346

March 31, 2008*

25.00

.45

(1.95)

(1.50)

(.41)

(.24)

(.65)

.09

(2.06)

22.94

(5.89)%

1.75%**

1.75%**

1.75%**

3.19%**

160%

13,775

Managed Futures Strategy Fund A-Class

September 30, 2008Δ

28.26

.06

(1.48)

(1.42)

—

—

—

.01

(1.41)

26.85

(4.99)%

1.73%**

1.68%**

1.65%**

0.42%**

68%

204,525

March 31, 2008

25.03

.57

2.64

3.21

—

(—)§

(—)§

.02

3.23

28.26

12.92%

1.72%

1.72%

1.69%

2.15%

154%

128,744

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.81%**

1.81%**

1.81%**

2.06%**

20%

23,655

Managed Futures Strategy Fund C-Class

September 30, 2008Δ

28.04

(.05)

(1.46)

(1.51)

—

—

—

.01

(1.50)

26.54

(5.35)%

2.48%**

2.42%**

2.39%**

(0.34)%**

68%

90,899

March 31, 2008

25.02

.35

2.65

3.00

—

(—)§

(—)§

.02

3.02

28.04

12.08%

2.48%

2.48%

2.45%

1.30%

154%

46,005

March 31, 2007*

25.00

.05

(.03)

.02

—

—

—

—§

.02

25.02

0.08%

2.60%**

2.60%**

2.60%**

1.15%**

20%

2,703

Managed Futures Strategy Fund H-Class

September 30, 2008Δ

28.26

.06

(1.48)

(1.42)

—

—

—

.01

(1.41)

26.85

(4.99)%

1.73%**

1.67%**

1.64%**

0.42%**

68%

610,043

March 31, 2008

25.03

.58

2.63

3.21

—

(—)§

(—)§

.02

3.23

28.26

12.92%

1.73%

1.73%

1.70%

2.17%

154%

322,673

March 31, 2007*

25.00

.09

(.06)

.03

—

—

—

—§

.03

25.03

0.12%

1.77%**

1.77%**

1.77%**

2.19%**

20%

45,781

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Real Estate Fund A-Class

September 30, 2008Δ

$32.42

$ .35

$

(1.35)

$ (1.00)

$

—

$

—

$

—

$ (1.00)

$ 31.42

(3.08)%

1.64%**

2.12%**

366%

$

6,092

March 31, 2008

42.16

.54

(10.05)

(9.51)

(.23)

—

(.23)

(9.74)

32.42

(22.59)%

1.64%

1.45%

832%

2,866

March 31, 2007

36.46

.46

5.53

5.99

(.17)

(.12)

(.29)

5.70

42.16

16.43%

1.61%

1.10%

762%

9,061

March 31, 2006

27.84

.64

8.18

8.82

—

(.20)

(.20)

8.62

36.46

31.75%

1.57%

2.02%

1,304%

375

March 31, 2005*

26.66

.09

1.24

1.33

(.03)

(.12)

(.15)

1.18

27.84

4.98%

1.54%**

0.52%**

1,773%

71

Real Estate Fund C-Class

September 30, 2008Δ

31.44

.35

(1.43)

(1.08)

—

—

—

(1.08)

30.36

(3.44)%

2.39%**

2.17%**

366%

2,005

March 31, 2008

41.22

.29

(9.84)

(9.55)

(.23)

—

(.23)

(9.78)

31.44

(23.21)%

2.39%

0.78%

832%

2,290

March 31, 2007

35.93

.19

5.39

5.58

(.17)

(.12)

(.29)

5.29

41.22

15.53%

2.36%

0.48%

762%

5,469

March 31, 2006

27.64

.43

8.06

8.49

—

(.20)

(.20)

8.29

35.93

30.79%

2.36%

1.35%

1,304%

3,548

March 31, 2005

26.63

.41

.75

1.16

(.03)

(.12)

(.15)

1.01

27.64

4.35%

2.32%

1.52%

1,773%

1,293

March 31, 2004*

25.00

.02

1.61

1.63

—

—

—

1.63

26.63

6.52%

2.36%**

0.72%**

102%

7,562

Real Estate Fund H-Class

September 30, 2008Δ

32.40

.30

(1.28)

(.98)

—

—

—

(.98)

31.42

(3.02)%

1.63%**

1.81%**

366%

26,094

March 31, 2008

42.14

.53

(10.04)

(9.51)

(.23)

—

(.23)

(9.74)

32.40

(22.60)%

1.64%

1.43%

832%

14,140

March 31, 2007

36.47

.54

5.42

5.96

(.17)

(.12)

(.29)

5.67

42.14

16.34%

1.62%

1.35%

762%

25,784

March 31, 2006

27.85

.57

8.25

8.82

—

(.20)

(.20)

8.62

36.47

31.74%

1.59%

1.78%

1,304%

49,591

March 31, 2005

26.65

.58

.77

1.35

(.03)

(.12)

(.15)

1.20

27.85

5.06%

1.58%

2.08%

1,773%

8,186

March 31, 2004*

25.00

.10

1.55

1.65

—

—

—

1.65

26.65

6.60%

1.61%**

3.83%**

102%

75,916

Strengthening Dollar 2x Strategy Fund A-Class

September 30, 2008Δ

19.85

.03

3.54

3.57

—

—

—

3.57

23.42

17.98%

1.67%**

0.25%**

—

21,679

March 31, 2008

25.35

.39

(5.89)

(5.50)

—

—

—

(5.50)

19.85

(21.70)%

1.66%

1.73%

—

2,795

March 31, 2007

27.74

.91

(3.30)

(2.39)

—

—

—

(2.39)

25.35

(8.62)%

1.66%

3.53%

—

108

March 31, 2006*

25.00

.50

2.37

2.87

(.13)

—

(.13)

2.74

27.74

11.47%

1.68%**

2.17%**

—

91

Strengthening Dollar 2x Strategy Fund C-Class

September 30, 2008Δ

19.42

(.05)

3.46

3.41

—

—

—

3.41

22.83

17.56%

2.42%**

(0.46)%**

—

15,063

March 31, 2008

24.99

.42

(5.99)

(5.57)

—

—

—

(5.57)

19.42

(22.29)%

2.40%

1.84%

—

6,131

March 31, 2007

27.56

.70

(3.27)

(2.57)

—

—

—

(2.57)

24.99

(9.33)%

2.40%

2.75%

—

2,630

March 31, 2006*

25.00

.36

2.33

2.69

(.13)

—

(.13)

2.56

27.56

10.75%

2.41%**

1.51%**

—

769

Strengthening Dollar 2x Strategy Fund H-Class

September 30, 2008Δ

19.83

.03

3.53

3.56

—

—

—

3.56

23.39

17.95%

1.67%**

0.27%**

—

154,675

March 31, 2008

25.33

.57

(6.07)

(5.50)

—

—

—

(5.50)

19.83

(21.71)%

1.66%

2.44%

—

29,011

March 31, 2007

27.71

.90

(3.28)

(2.38)

—

—

—

(2.38)

25.33

(8.59)%

1.66%

3.47%

—

11,946

March 31, 2006*

25.00

.51

2.33

2.84

(.13)

—

(.13)

2.71

27.71

11.35%

1.66%**

2.19%**

—

7,270

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

Net Increase

Realized

(Decrease)

RATIOS TO

and

in Net

Net Increase

NET

AVERAGE NET ASSETS:

NET ASSET

Net

Unrealized

Asset Value

Distributions

Distributions

(Decrease)

ASSET

Net

Net Assets,

VALUE,

Investment

Gains

Resulting

from Net

from Net

in Net

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

from

Investment

Realized

Total

Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Weakening Dollar 2x Strategy Fund A-Class

September 30, 2008Δ

$29.27

$ .05

$ (5.04)

$ (4.99)

$

—

$ —

$

—

$ (4.99)

$24.28

(17.05)%

1.67%**

0.34%**

—

$ 11,646

March 31, 2008

26.18

.70

7.17

7.87

(4.78)

(—)§

(4.78)

3.09

29.27

32.49%

1.67%

2.51%

—

22,148

March 31, 2007

22.70

.91

2.57

3.48

—

—

—

3.48

26.18

15.33%

1.65%

3.63%

—

21,502

March 31, 2006*

25.00

.51

(2.67)

(2.16)

(.14)

—

(.14)

(2.30)

22.70

(8.65)%

1.70%**

2.66%**

—

2,989

Weakening Dollar 2x Strategy Fund C-Class

September 30, 2008Δ

28.53

(.06)

(4.89)

(4.95)

—

—

—

(4.95)

23.58

(17.35)%

2.42%**

(0.41)%**

—

8,680

March 31, 2008

25.81

.43

7.07

7.50

(4.78)

(—)§

(4.78)

2.72

28.53

31.47%

2.41%

1.57%

—

21,604

March 31, 2007

22.55

.71

2.55

3.26

—

—

—

3.26

25.81

14.46%

2.40%

2.87%

—

14,160

March 31, 2006*

25.00

.34

(2.65)

(2.31)

(.14)

—

(.14)

(2.45)

22.55

(9.25)%

2.46%**

1.79%**

—

3,916

Weakening Dollar 2x Strategy Fund H-Class

September 30, 2008Δ

29.25

.05

(5.03)

(4.98)

—

—

—

(4.98)

24.27

(17.03)%

1.67%**

0.34%**

—

55,629

March 31, 2008

26.18

.68

7.17

7.85

(4.78)

(—)§

(4.78)

3.07

29.25

32.41%

1.67%

2.45%

—

103,867

March 31, 2007

22.69

.90

2.59

3.49

—

—

—

3.49

26.18

15.38%

1.65%

3.60%

—

110,480

March 31, 2006*

25.00

.49

(2.66)

(2.17)

(.14)

—

(.14)

(2.31)

22.69

(8.69)%

1.68%**

2.53%**

—

51,710

*

Since the commencement of operations:

February 20, 2004 — Real Estate Fund C-Class and H-Class;

March 31, 2004 — Multi-Cap Core Equity Fund A-Class and Sector Rotation Fund A-Class;

September 1, 2004 — Real Estate Fund A-Class;

May 25, 2005 — Commodities Strategy Fund A-Class, C-Class and H-Class, Strengthening Dollar 2x Strategy Fund A-Class, C-Class and H-Class,

Weakening Dollar 2x Strategy Fund A-Class, C-Class and H-Class;

September 19, 2005 — Absolute Return Strategies Fund A-Class, C-Class and H Class and Hedged Equity Fund A-Class, C-Class and H-Class;

March 2, 2007 — Managed Futures Strategy Fund A-Class, C-Class and H-Class;

August 31, 2007 — International Rotation Fund A-Class, C-Class and H Class;

March 7, 2008— Alternative Strategies Allocation Fund A-Class, C-Class and H-Class.

**

Annualized

† Calculated using the average daily shares outstanding for the period.

†† Operating expenses exclude short dividends expense.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à Expense ratios are calculated for one day only and are not indicative of future class performance.

§ Less than $.01 per share.

Δ Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

Trust. Rydex Distributors, Inc. (the “Distributor”) acts

Organization

as principal underwriter for the Trust. Both Rydex
The Rydex Series Funds (the “Trust”) is registered with

Investments and the Distributor are affiliated entities.

the SEC under the Investment Company Act of 1940 (the

Significant Accounting Policies

“1940 Act”) as a non-diversified, open-ended investment

The following significant accounting policies are in

company. The Trust offers five separate classes of shares,

conformity with U.S. generally accepted accounting

Investor Class Shares, Advisor Class Shares, A-Class

principles and are consistently followed by the Trust. All

Shares, C-Class Shares, and H-Class Shares. C-Class

time references are based on Eastern Time. The informa-

Shares have a 1% contingent deferred sales charge

tion contained in these notes may not apply to every

(“CDSC”) if shares are redeemed within 12 months of

Fund in the Trust.

purchase. Sales of shares of each Class are made without

a sales charge at the NAV, with the exception of A-Class

A. Equity securities listed on an exchange (New York

Shares. A-Class Shares are sold at the NAV, plus the

Stock Exchange (“NYSE”) or American Stock Exchange)

applicable front-end sales charge, except for the U.S.

are valued at the last quoted sales price as of the close

Government Money Market Fund. The sales charge

of business on the NYSE, usually 4:00 p.m. on the valua-

varies depending on the amount purchased, but will not

tion date. Equity securities listed on the NASDAQ market

exceed 4.75%. A-Class Share purchases of $1 million or

system are valued at the NASDAQ Official Closing Price,

more are exempt from the front-end sales charge but

usually as of 4:00 p.m. on the valuation date. Short-term

have a 1% CDSC if shares are redeemed within 18

securities, if any, are valued at amortized cost, which

months of purchase.

approximates market value.

At September 30, 2008, the Trust consisted of fifty-four

Listed options held by the Trust are valued at the Official

separate Funds: twenty-two Benchmark Funds, one

Settlement Price listed by the exchange, usually as of

Money Market Fund, eleven Alternative Strategy Funds,

4:00 p.m. In the event that a settlement price is not

seventeen Sector Funds, and three Essential Portfolio

available, fair valuation is enacted. Over-the-counter

Funds. This report covers the Alternative Strategy Funds

options held by the Trust are valued using the average

(the “Funds”), while the Money Market Fund, the

bid price obtained from one or more security dealers.

Benchmark Funds, the Sector Funds and the Essential

The value of futures contracts purchased and sold by the

Portfolio Funds are contained in separate reports.

Trust is accounted for using the unrealized gain or loss

The Alternative Strategies Allocation Fund is a “fund of

on the contracts that is determined by marking the

funds,” which means that the Fund seeks to achieve its

contracts to their current realized settlement prices.

investment objective by investing primarily in other

Financial futures contracts are valued at the last quoted

Rydex mutual funds (the “underlying funds”) instead of

sales price, usually as of 4:00 p.m. on the valuation date.

individual securities.

In the event that the exchange for a specific futures

contract closes earlier than 4:00 p.m., the futures con-

As of September 30, 2008, only A-Class, C-Class and

tract is valued at the Official Settlement Price of the

H-Class Shares had been issued in the Alternative

exchange. However, the underlying securities from which

Strategy Funds. All share classes of the Multi-Cap Core

the futures contract value is derived are monitored until

Equity Fund, Sector Rotation Fund, Absolute Return

4:00 p.m. to determine if fair valuation would provide a

Strategies Fund, Alternative Strategies Allocation Fund,

more accurate valuation.

Commodities Strategy Fund, Hedged Equity Fund, and

International Rotation Fund are subject to a 1% redemp-

Structured notes are valued in accordance with the terms

tion fee when shares are redeemed within 30 days of

of their agreement at the value of the underlying index

purchase. All share classes of the Managed Futures

close, usually 4:00 p.m., adjusted for any interest accruals

Strategy Fund are subject to a 1% redemption fee when

and financing charges. If the securities comprising the

shares are redeemed within 90 days of purchase.

underlying index cease trading before a Fund’s close of

business, the index will be fair valued with the use of an

Valu-Trac Investment Management Limited serves as the

appropriate market indicator.

investment sub-advisor to the International Rotation Fund

and is responsible for the development and on-going

Traditional open-end investment companies (“Mutual

maintenance of the investment management strategy

Funds”) are valued at their NAV as of the close of busi-

utilized by that Fund.

ness, usually 4:00 p.m. on the valuation date. Exchange

Traded Funds (“ETFs”) and closed-end investment

Rydex Investments provides advisory, transfer agent and

companies are valued at the last quoted sales price.

administrative services, and accounting services to the

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The value of domestic equity index and credit default

regulations which may differ from U.S. generally

swap agreements entered into by a Fund is accounted

accepted accounting principles.

for using the unrealized gain or loss on the agreements

D. When a Fund engages in a short sale of an equity or

that is determined by marking the agreements to the

fixed income security, an amount equal to the proceeds

last quoted value of the index that the swap pertains to

is reflected as an asset and an equivalent liability. The

at the close of the NYSE, usually 4:00 p.m. The swap’s

amount of the liability is subsequently marked-to-market

market value is then adjusted to include dividends

to reflect the market value of the short sale. The Fund

accrued, financing charges and/or interest associated

maintains a segregated account of cash and/or securities

with the swap agreements.

as collateral for short sales. The Fund is exposed to

The value of foreign equity index and currency index

market risk based on the amount, if any, that the market

swap agreements entered into by a Fund is accounted

value of the security exceeds the market value of the

for using the unrealized gain or loss on the agreements

securities in the segregated account. Fees, if any, paid

that is determined by marking the agreements to the

to brokers to borrow securities in connection with short

price at which orders are being filled at the close of the

sales are considered part of the cost of short sale trans-

NYSE, usually 4:00 p.m. In the event that no order is

actions. In addition, the Fund must pay out the dividend

filled at 4:00 p.m., the security dealer provides a fair

rate of the equity or coupon rate of the treasury obliga-

value quote at which the swap agreement is valued. The

tion to the lender and records this as an expense. Short

swap’s market value is then adjusted to include dividends

dividends or interest expense is a cost associated with

accrued, financing charges and/or interest associated

the investment objective of short sales transactions,

with the swap agreements.

rather than an operational cost associated with the day-

Investments, for which market quotations are not readily

to-day management of any mutual fund. The Funds may

available, are fair valued as determined in good faith by

also receive rebate income from the broker resulting

Rydex Investments under the direction of the Board of

from the investment of the proceeds from securities

Trustees using methods established or ratified by the

sold short.

Board of Trustees. These methods include, but are not

E. Upon the purchase of an option by a Fund, the pre-

limited to: (i) general information as to how these securi-

mium paid is recorded as an investment, the value of

ties and assets trade; (ii) in connection with futures con-

which is marked-to-market daily. When a purchased

tracts and options thereupon, and other derivative

option expires, that Fund will realize a loss in the amount

investments, information as to how (a) these contracts

of the cost of the option. When a Fund enters into a

and other derivative investments trade in the futures or

closing sale transaction, that Fund will realize a gain or

other derivative markets, respectively, and (b) the securi-

loss depending on whether the proceeds from the clos-

ties underlying these contracts and other derivative

ing sale transaction are greater or less than the cost of

investments trade in the cash market; and (iii) other infor-

the option. When a Fund exercises a put option, that

mation and considerations, including current values in

Fund will realize a gain or loss from the sale of the

related-markets.

underlying security and the proceeds from such sale will

B. Securities transactions are recorded on the trade date

be decreased by the premium originally paid. When a

for financial reporting purposes. Realized gains and

Fund exercises a call option, the cost of the security pur-

losses from securities transactions are recorded using the

chased by that Fund upon exercise will be increased by

identified cost basis. Proceeds from lawsuits related to

the premium originally paid. When a Fund writes (sells)

investment holdings are recorded as realized gains in the

an option, an amount equal to the premium received is

respective Fund. Dividend income is recorded on the

entered in that Fund’s accounting records as an asset

ex-dividend date, net of applicable taxes withheld by

and equivalent liability. The amount of the liability is

foreign countries. Interest income, including amortization

subsequently marked to-market to reflect the current

of premiums and accretion of discount, is accrued on a

value of the option written. When a written option

daily basis. Distributions received from investments in

expires, or if a Fund enters into a closing purchase trans-

REITs are recorded as dividend income on the ex-divi-

action, that Fund realizes a gain (or loss if the cost of a

dend date, subject to reclassification upon notice of the

closing purchase transaction exceeds the premium

character of such distribution by the issuer.

received when the option was sold).

C. Distributions of net investment income and net real-

F. The Trust may enter into stock and bond index futures

ized capital gains, if any, are declared and paid at least

contracts and options on such futures contracts. Futures

annually. Distributions are recorded on the ex-dividend

contracts are contracts for delayed delivery of securities

date and are determined in accordance with income tax

at specified future delivery date and at a specific price.

62

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Upon entering into a contract, a Fund deposits and

investors and pays back the principal, adjusted for per-

maintains as collateral such initial margin as required by

formance of the underlying benchmark, at a specified

the exchange on which the transaction is effected.

maturity date. In addition, the contract may require

Pursuant to the contract, the Fund agrees to receive

periodic interest payments. Structured notes are used

from or pay to the broker an amount of cash equal to

to obtain exposure to a market without owning or

the daily fluctuation in value of the contract. Such

taking physical custody of securities or commodities.

receipts or payments are known as variation margin and

Fluctuations in value of the structured notes are recorded

are recorded by the Fund as unrealized gains or losses.

as unrealized gains and losses in the accompanying

When the contract is closed, the Fund records a realized

financial statements. Coupon payments are recorded as

gain or loss equal to the difference between the value of

income while net payments are recorded as net realized

the contract at the time it was opened and the value at

gains or losses.

the time it was closed.

I. Investment securities and other assets and liabilities

G. The Trust may enter into domestic equity index and

denominated in foreign currencies are translated into

domestic currency index swap agreements, which are

U.S. dollar amounts at the date of valuation. Purchases

over-the-counter contracts in which one party agrees to

and sales of investment securities and income and

make periodic payments based on the change in market

expense items denominated in foreign currencies are

value of a specified equity security, basket of equity

translated into U.S. dollar amounts on the respective

securities, equity index or domestic currency index, in

dates of such transactions. The Trust does not isolate

return for periodic payments based on a fixed or variable

that portion of the results of operations resulting from

interest rate or the change in market value of a different

changes in foreign exchange rates on investments from

equity security, basket of equity securities, equity index

the fluctuations arising from changes in market prices

or domestic currency index. Swap agreements are used

of securities held. Such fluctuations are included with

to obtain exposure to an equity or market without own-

the net realized and unrealized gain and loss from

ing or taking physical custody of securities. The swap

investments.

agreements are marked-to-market daily based upon

Reported net realized foreign exchange gains or losses

quotations from market makers and the change, if any, is

arise from sales of foreign currencies and currency gains

recorded as unrealized gain or loss. Payments received

or losses realized between the trade and settlement

or made as a result of an agreement or termination of

dates on investment transactions. Net unrealized

the agreement are recognized as realized gains or losses.

exchange gains and losses arise from changes in the fair

The Trust may enter into credit default swap agreements

values of assets and liabilities other than investments in

where one party, the protection buyer, makes an upfront

securities at the fiscal period end, resulting from changes

or periodic payment to a counterparty, the protection

in exchange rates.

seller, in exchange for the right to receive a contingent

J. The Trust may enter into forward currency contracts

payment. The maximum amount of the payment may

primarily to hedge against foreign currency exchange

equal the notional amount, at par, of the underlying index

rate risks on its non-U.S. dollar denominated investment

or security as a result of a related credit event. Upfront

securities. When entering into a forward currency con-

payments received or made by a Fund, are amortized

tract, a Fund agrees to receive or deliver a fixed quantity

over the expected life of the agreement. Periodic pay-

of foreign currency for an agreed-upon price on an

ments received or paid by a Fund are recorded as realized

agreed future date. These contracts are valued daily

gains or losses. The credit default contracts are marked-

and the corresponding unrealized gain or loss on the

to-market daily based upon quotations from market

contracts, as measured by the difference between the

makers and the change, if any, is recorded as unrealized

forward foreign exchange rates at the dates of entry

gain or loss. Payments received or made as a result of a

into the contracts and the forward rates at the reporting

credit event or termination of the contract are recog-

date, is included in the Statement of Assets and

nized, net of a proportional amount of the upfront

Liabilities. Realized and unrealized gains and losses are

payment, as realized gains or losses.

included in the Statement of Operations.

H. The Trust may invest in structured notes, which are

K. The Funds may leave cash overnight in their cash

over-the-counter contracts linked to the performance of

account with the custodian, U.S. Bank. Periodically, a Fund

an underlying benchmark such as interest rates, equity

may have cash due to the custodian bank as an overdraft

markets, equity indices, commodities indices, corporate

balance. A fee is incurred on this overdraft, calculated by

credits or foreign exchange markets. A structured note is

multiplying the overdraft by a rate based on the federal

a type of bond in which an issuer borrows money from

funds rate. Segregated cash with the broker is held as

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

collateral for investments in derivative instruments such

Conversely, if the security increases in price during the

as futures contracts and equity index swap agreements.

period, that Fund will realize a loss on the transaction.

L. Certain U.S. Government and Agency Obligations are

The risk of such price increases is the principal risk of

traded on a discount basis; the interest rates shown on

engaging in short sales.

the Schedules of Investments reflect the discount rates

The risk associated with purchasing options is limited to

paid at the time of purchase by the Funds. Other securi-

the premium originally paid. The risk in writing a covered

ties bear interest at the rates shown, payable at fixed

call option is that a Fund may forego the opportunity for

dates through maturity. The Funds may also purchase

profit if the market price of the underlying security

American Depository Receipts, U.S. Government securi-

increases and the option is exercised. The risk in writing

ties, and enter into repurchase agreements.

a covered put option is that a Fund may incur a loss if

M. Interest and dividend income, most expenses, all

the market price of the underlying security decreases

realized gains and losses, and all unrealized gains and

and the option is exercised. In addition, there is the risk

losses are allocated to the Classes based upon the value

that a Fund may not be able to enter into a closing

of the outstanding shares in each Class. Certain costs,

transaction because of an illiquid secondary market or,

such as distribution fees related to A-Class Shares and

for over-the-counter options, because of the counter-

H-Class Shares and service and distribution fees related

party’s inability to perform.

to C-Class Shares, are charged directly to such Classes.

There are several risks in connection with the use of

In addition, certain expenses have been allocated to the

futures contracts. Risks may be caused by an imperfect

individual Funds in the Trust on a pro rata basis upon

correlation between movements in the price of the

the respective aggregate net asset value of each Fund

instruments and the price of the underlying securities. In

included in the Trust.

addition, there is the risk that a Fund may not be able to

N. The preparation of financial statements in conformity

enter into a closing transaction because of an illiquid

with U.S. generally accepted accounting principles

secondary market.

requires management to make estimates and assump-

There are several risks associated with the use of struc-

tions that affect the reported amount of assets and liabil-

tured notes. Structured notes are leveraged, thereby

ities and disclosure of contingent assets and liabilities at providing an exposure to the underlying benchmark

the date of the financial statements and the reported

greater than the face amount and increasing the volatility

amounts of revenues and expenses during the reporting

of each note relative to the change in the underlying

period. Actual results could differ from these estimates.

linked financial instrument. A highly liquid secondary

O. Throughout the normal course of business, the

market may not exist for the structured notes a Fund

Funds enter into contracts that contain a variety of

invests in, which may make it difficult for that Fund to

representations and warranties which provide general

sell the structured notes it holds at an acceptable price

indemnifications. The Funds’ maximum exposure under

or to accurately value them. In addition, structured notes

these arrangements is unknown, as this would involve

are subject to the risk that the counterparty to the instru-

future claims that may be made against the Funds and/or

ment, or issuer, might not pay interest when due or repay

their affiliates that have not yet occurred. However,

principal at maturity of the obligation. Although the

based on experience, the Funds expect the risk of loss

Trust will not invest in any structured notes unless Rydex

to be remote.

Investments believes that the issuer is creditworthy, a

Fund does bear the risk of loss of the amount expected

2.

Financial Instruments

to be received in the event of the default or bankruptcy

As part of its investment strategy, the Trust may utilize

of the issuer.

short sales and a variety of derivative instruments includ-

There are several risks associated with the use of swap

ing, options, futures, options on futures, structured

agreements that are different from those associated

notes, and swap agreements. These investments involve,

with ordinary portfolio securities transactions, due to the

to varying degrees, elements of market risk and risks in

fact they could be considered illiquid. Although the Trust

excess of the amounts recognized in the Statements of

will not enter into any swap agreement unless Rydex

Assets and Liabilities.

Investments believes that the other party to the transac-

Short sales are transactions in which a Fund sells an

tion is creditworthy, the Funds bear the risk of loss of the equity or fixed income security it does not own. If the

amount expected to be received under a swap agree-

security sold short decreases in price between the time

ment in the event of the default or bankruptcy of the

the Fund sells the security and closes its short position,

agreement counterparty.

that Fund will realize a gain on the transaction.

64

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate pre-

mium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic pay-

ment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that

Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

In conjunction with the use of short sales, options, futures, options on futures, structured notes and swap agreements, the

Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custo-

dian bank, discount notes, or the repurchase agreements allocated to each Fund.

The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default.

The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better.

3.

Call Options Written

Transactions in options written during the period ended September 30, 2008, were as follows:

Absolute Return Strategies Fund

Hedged Equity Fund

Number of

Premiums

Number of

Premiums

Contracts

Received

Contracts

Received

Options outstanding at March 31, 2008

119

$ 2,468,798

19

$

394,178

Options written

5,550

14,322,996

466

2,695,110

Options terminated in closing purchase transactions

(2,578)

(9,625,790)

(247)

(1,802,257)

Options expired

(1,307)

(4,476,949)

(78)

(790,894)

Options exercised

(95)

(10,355)

—

—

Options outstanding at September 30, 2008

1,689

$ 2,678,700

160

$

496,137

4.

Basis For Consolidation For the Managed Futures Strategy Fund

The Managed Futures Strategy Fund (the “MFS Fund”) may invest up to 25% of its total assets in a wholly-owned and con-

trolled Cayman Islands subsidiary (the “Subsidiary”) acting as an investment vehicle in order to effect certain investments for the MFS Fund consistent with the MFS Fund’s investment objectives and policies specified in its prospectus and state-

ment of additional information. A subscription agreement was entered into between the MFS Fund and the Subsidiary on

May 1, 2008, comprising the entire issued share capital of the Subsidiary with the intent that the MFS Fund will remain the sole shareholder and retain all rights. As of September 30, 2008, net assets of the MFS Fund were approximately

$905 million, of which approximately $155 million, or approximately 17%, represented the MFS Fund’s ownership of all issued shares and voting rights of the Subsidiary.

5.

Fees And Other Transactions With Affiliates

Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of the Real Estate Fund; 0.90% of the average daily net assets of the Sector Rotation Fund, International Rotation Fund, Managed Futures Strategy Fund, the Strengthening Dollar

2x Strategy Fund, and the Weakening Dollar 2x Strategy Fund; and 1.15% of the average daily net assets of the Absolute

Return Strategies Fund and the Hedged Equity Fund. The Alternative Strategies Allocation Fund does not pay Rydex

Investments a management fee.

Additional terms under the investment advisory contract, include a Trustee vote to implement a performance adjustment for the Multi-Cap Core Equity Fund. This Fund pays Rydex Investments investment advisory fees calculated at a basic annual fee rate of 0.70% of its average daily net assets, adding or subtracting a performance rate up to 0.20%. The basic annual fee rate, along with the performance adjustment allows the total fee to increase to a maximum of 0.90% or decrease to a

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

minimum of 0.50%, depending on the investment per-

shares of an underlying fund that is subject to a redemp-

formance of the Fund relative to the Russell 3000 Index

tion fee, that Fund will be responsible for paying the

(the “Index”). The performance comparison will be made

redemption fee to the underlying funds.

for a rolling 12-month period, with performance adjust-

Rydex Investments provides transfer agent and adminis-

ments made at the end of each month. Because the

trative services to the Funds for fees calculated at an

performance adjustment is applied relative to the per-

annualized rate of 0.25% of the average daily net assets

formance of the Index, Rydex Investments could receive

of each Fund. Fees related to the Absolute Return

a positive performance adjustment even during periods

Strategies Fund, Alternative Strategies Allocation Fund,

where the Fund’s performance is negative. At

and Hedged Equity Fund are paid by Rydex Investments,

September 30, 2008, the effective management fee was

as noted previously.

0.50% of the Fund’s average daily net assets.

Rydex Investments provides accounting services to the

The investment advisory fee for the Commodities

Trust calculated at an annualized rate of 0.10% on the

Strategy Fund is calculated at an annualized rate of

first $250 million of the average daily net assets, 0.075%

0.75% of the average daily net assets of the Fund.

on the next $250 million of the average daily net assets,

Effective May 1, 2006, Rydex Investments has contractu-

0.05% on the next $250 million of the average daily net

ally agreed to waive its 0.75% investment advisory fee

assets, and 0.03% on the average daily net assets over

to the extent necessary to limit the ordinary operating

$750 million of each Fund. Fees related to the Absolute

expenses of the Commodities Strategy Fund (but exclud-

Return Strategies Fund, Alternative Strategies Allocation

ing interest expenses, brokerage commissions and

Fund, and Hedged Equity Fund are paid by Rydex

extraordinary expenses) to not more than 1.20%, 1.95%,

Investments, as noted previously.

and 1.20% per annum of the average monthly net assets

of the A-Class, C-Class, and H-Class of the Fund (the

Rydex Investments engages external service providers to

“Contractual Fee Waiver”). The Contractual Fee Waiver

perform other necessary services for the Trust, such as

may not be modified or eliminated prior to August 1,

audit and accounting related services, legal services, cus-

2009, except with the approval of the Board of Trustees.

tody, printing and mailing, etc., on a pass-through basis.

There is no guarantee that the contractual fee waiver will

Such expenses vary from Fund to Fund and are allocated

continue beyond August 1, 2009.

to the Funds based on relative net assets. Any of these

expenses allocated to the Absolute Return Strategies

As part of its agreement with the Trust, Rydex

Fund, Alternative Strategies Allocation Fund, and

Investments will pay all expenses of the Absolute Return

Hedged Equity Fund are paid by Rydex Investments,

Strategies Fund, Alternative Strategies Allocation Fund,

as noted previously. Organizational and setup costs for

and Hedged Equity Fund, including the cost of transfer

new funds are paid by the Trust.

agency, custody, fund administration, legal, audit and

other services, except interest expense, taxes (expected

The Funds, with the exception of the Alternative

to be de minimis), brokerage commissions and other

Strategies Allocation Fund, have adopted a Distribution

expenses connected with execution of portfolio transac-

Plan applicable to its A-Class Shares and H-Class Shares

tions, short dividend expenses, and extraordinary

for which the Distributor and other firms that provide

expenses. For the year ended September 30, 2008,

distribution and/or shareholder services (“Service

Rydex Investments paid expenses in the amount of

Providers”) may receive compensation. If a Service

$208,365 and $25,935, for the Absolute Return

Provider provides distribution services, the Trust will pay

Strategies Fund and Hedged Equity Fund, respectively.

distribution fees to the Distributor at an annual rate not

to exceed 0.25% of average daily net assets, pursuant to

The Alternative Strategies Allocation Fund indirectly

Rule 12b-1 of the 1940 Act. The Distributor, in turn, will

bears a proportionate share of the total operating

pay the Service Provider out of its fees.

expenses (including investment management, share-

holder servicing, custody, transfer agency, audit and

The Funds have adopted a separate Distribution and

other underlying fund expenses) of the underlying funds

Shareholder Services Plan applicable to its C-Class

in which the Fund invests. In addition, some underlying

Shares. Under this plan, 0.75% of the Alternative

funds charge redemption fees if a shareholder, including

Strategies Allocation Fund’s average daily net assets and

a Fund, redeems shares before the end of the funds’

1.00% of the remaining Funds’ average daily net assets

requisite holding period. Therefore, if the Fund sells

are accrued to pay annual distribution and service fees.

66

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The annual 0.25% service fee compensates the share-

threshold would be recorded as a tax benefit or expense

holder’s financial advisor for providing on-going services

in the current year. Management has analyzed the Funds’

to the shareholder. The annual distribution fee of 0.50%

tax positions taken on federal income tax returns for all

for Alternative Strategies Allocation Fund and 0.75% for

open tax years for purposes of complying with FIN 48,

the remaining Funds reimburses the Distributor for pay-

and has concluded that no provision for income tax was

ing the shareholder’s financial advisor an on-going sales

required in the Funds’ financial statements.

commission. The Distributor advances the first year’s

The MFS Fund intends to invest up to 25% of its assets in

service and distribution fees to the Financial Advisor. The

the Subsidiary which is expected to provide the Fund

Distributor retains the service and distribution fees on

with exposure to the commodities markets within the lim-

accounts with no authorized dealer of record.

itations of the federal tax requirement under Subchapter M

The Alternative Strategies Allocation Fund has not

of the Code. The MFS Fund has received a private letter

adopted a Distribution Plan and a Shareholder Services

ruling from the IRS that concludes that the income the

Plan with respect to A-Class Shares and H-Class Shares.

MFS Fund receives from the Subsidiary will constitute

Instead, the Fund invests in underlying funds that have

qualifying income for purposes of Subchapter M of the

a distribution plan that allows the underlying funds to

Code. The Subsidiary will be classified as a corporation

pay distribution fees to the Distributor and other firms

for U.S. federal income tax purposes. A foreign corpora-

that provide distribution services (“Service Providers”).

tion, such as the Subsidiary, will generally not be subject

The underlying funds will pay distribution fees to the

to U.S. federal income taxation unless it is deemed to be

Distributor at an annual rate not to exceed 0.25% of

engaged in a U.S. trade or business.

average daily net assets, pursuant to Rule 12b-1 under

The Funds file U.S. federal income tax returns and returns

the 1940 Act, as amended. If a Service Provider provides

in various foreign jurisdictions in which they invest. While distribution or shareholder services, the Distributor will,

the statute of limitations remains open to examine the

in turn, pay the Service Provider for the services it pro-

Funds’ U.S. federal income tax returns filed for the fiscal

vides at an annual rate not to exceed 0.25% of the

years 2004 to 2007, no examinations are in progress or

average daily net assets of a Fund.

anticipated at this time.

During the period ended September 30, 2008, the

Income and capital gain distributions are determined in

Distributor retained sales charges of $557,030, relating

accordance with Federal income tax regulations, which

to sales of A-Class Shares of the Trust.

may differ from U.S. generally accepted accounting prin-

Certain officers and trustees of the Trust are also officers ciples. These differences are primarily due to differing

of Rydex Investments and the Distributor.

treatments for derivatives, foreign currency transactions,

6.

Federal Income Tax Information

losses deferred due to wash sales, losses deferred due

to post-October losses, and excise tax regulations.

The Funds intend to comply with the provisions of

Subchapter M of the Internal Revenue Code applicable

Permanent book and tax basis differences, if any, will

to regulated investment companies and will distribute

result in reclassifications. This includes net operating

substantially all net investment income and capital gains

losses not utilized during the current period, capital loss

to shareholders. Therefore, no Federal income tax provi-

carry forward expired, and the utilization of earnings

sion has been recorded.

and profits distributed to the shareholders on redemption

of shares as part of the dividends paid deduction for

The Funds adopted Financial Accounting Standards

income tax purposes. These reclassifications have no

Board (FASB) Interpretation No. 48 “Accounting for

effect on net assets or net asset values per share. Any

Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides

undistributed ordinary income or long-term capital

guidance for how uncertain tax positions should be rec-

gain remaining at fiscal year end is distributed in the

ognized, measured, presented and disclosed in the

following year.

financial statements. FIN 48 requires the evaluation of

tax positions taken or expected to be taken in the

The Funds recognize interest and penalties, if any,

course of preparing the Fund’s tax returns to determine

related to unrecognized tax benefits as income tax

whether the tax positions are “more-likely-than-not” of

expense in the statement of operations. During the

being sustained by the applicable tax authority. Tax posi-

period, the Funds did not incur any interest or penalties.

tions not deemed to meet the more-likely-than-not

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

67

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Multi-Cap Core Equity Fund

$

20,115,435

$

1,168,485

$

(2,549,218)

$

(1,380,733)

Sector Rotation Fund

313,452,797

5,605,003

(15,694,758)

(10,089,755)

Absolute Return Strategies Fund

170,786,235

17,208,134

(19,350,443)

(2,142,309)

Alternative Strategies Allocation Fund

31,975,771

8,762

(1,931,755)

(1,922,993)

Commodities Strategy Fund

72,201,105

3,229,203

(33,636)

3,195,567

Hedged Equity Fund

19,051,587

2,227,762

(2,007,470)

220,292

International Rotation Fund

17,130,339

—

(478,388)

(478,388)

Managed Futures Strategy Fund

914,728,972

1,449,000

(28,385,310)

(26,936,310)

Real Estate Fund

31,807,057

3,212,581

(556,086)

2,656,495

Strengthening Dollar 2x Strategy Fund

179,109,636

—

—

—

Weakening Dollar 2x Strategy Fund

80,069,045

—

—

—

7.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and/or U.S. Government Agencies.

The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collat-

eral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Morgan Stanley

0.15% due 10/01/08

$682,099,856

$

682,099,856

$

682,102,698

Mizuho Financial Group, Inc.

0.26% due 10/01/08

565,000,000

565,000,000

565,004,081

Morgan Stanley

0.10% due 10/01/08

400,000,000

400,000,000

400,001,111

Credit Suisse Group

0.25% due 10/01/08

139,360,464

139,360,464

139,361,432

$1,786,460,320

$1,786,469,322

As of September 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

12/31/08 – 08/15/17

3.375% – 4.750%

$793,096,500

$

816,275,910

U.S. TIP Bond

04/15/28

3.625%

289,705,400

474,835,309

U.S. Treasury Bonds

05/15/16 – 04/15/28

3.625% – 7.250%

216,596,900

279,371,569

U.S. Treasury Bills

10/02/08 – 09/24/09

—

252,540,300

251,799,789

$1,822,282,577

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

68

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Fair Value Measurement

The Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which pro-

vided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but pro-

vides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of September 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Multi-Cap Core Equity Fund

$

18,734,702

$

—

$

—

$

—

$

—

$

—

$

18,734,702

Sector Rotation Fund

303,363,042

—

—

—

—

—

303,363,042

Absolute Return Strategies

Fund

155,454,853

—

—

—

—

—

155,454,853

Alternative Strategies

Allocation Fund

30,052,778

—

—

—

—

—

30,052,778

Commodities Strategy Fund

52,815,270

—

—

22,581,402

—

—

75,396,672

Hedged Equity Fund

17,614,505

—

—

—

—

—

17,614,505

International Rotation Fund

16,651,951

—

—

—

—

—

16,651,951

Managed Futures Strategy

Fund

727,728,971

—

—

174,388,297

—

—

902,117,268

Real Estate Fund

34,463,552

—

—

—

—

—

34,463,552

Strengthening Dollar 2x

Strategy Fund

129,487,622

—

49,622,014

5,758,741

—

—

184,868,377

Weakening Dollar 2x

Strategy Fund

55,225,295

—

24,843,750

—

—

—

80,069,045

Liabilities

Multi-Cap Core Equity Fund

—

—

—

—

—

—

—

Sector Rotation Fund

—

—

—

—

—

—

—

Absolute Return Strategies

Fund

76,862,721

2,809,614

—

753,960

—

—

80,426,295

Alternative Strategies

Allocation Fund

—

—

—

—

—

—

—

Commodities Strategy Fund

—

—

—

—

—

—

—

Hedged Equity Fund

8,890,345

558,861

—

74,146

—

—

9,523,352

International Rotation Fund

—

—

—

694,279

—

—

694,279

Managed Futures Strategy

Fund

—

368,511

—

—

—

—

368,511

Real Estate Fund

—

—

—

—

—

—

—

Strengthening Dollar 2x

Strategy Fund

—

—

—

—

—

—

—

Weakening Dollar 2x

Strategy Fund

—

—

—

3,906,149

—

—

3,906,149

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

69

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

9.

Securities Transactions

During the period ended September 30, 2008, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Alternative

Multi-Cap

Absolute Return

Strategies

Commodities

Core Equity

Sector Rotation

Strategies

Allocation

Strategy

Hedged Equity

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$36,724,626

$1,059,079,600

$881,252,880

$27,786,611

$118,075,538

$85,441,961

Sales

$45,643,680

$1,026,817,195

$905,454,535

$

3,457,084

$154,237,112

$94,824,458

Strengthening

Weakening

International

Managed

Dollar

Dollar

Rotation

Futures Strategy

Real Estate

2x Strategy

2x Strategy

Fund

Fund

Fund

Fund

Fund

Purchases

$

7,951,568

$

305,210,701

$130,470,637

$

—

$

—

Sales

$16,316,215

$

136,391,673

$113,182,748

$

—

$

—

70

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

10.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Multi-Cap Core Equity Fund

A-Class

28,563

183,758

—

45,561

(214,110)

(277,562)

(185,547)

(48,243)

C-Class

76,459

578,996

—

309,961

(489,280)

(1,303,090)

(412,821)

(414,133)

H-Class

221,096

450,833

—

251,651

(642,181)

(2,022,499)

(421,085)

(1,320,015)

Sector Rotation Fund

A-Class

1,646,606

2,515,971

—

180,762

(1,369,418)

(1,870,200)

277,188

826,533

C-Class

896,643

2,985,049

—

507,269

(1,461,025)

(3,247,704)

(564,382)

244,614

H-Class

12,274,901

17,462,062

—

944,333

(13,216,127)

(15,112,460)

(941,226)

3,293,935

Absolute Return Strategies Fund

A-Class

1,823,546

1,539,342

—

61,772

(800,196)

(1,466,196)

1,023,350

134,918

C-Class

181,530

1,299,950

—

81,715

(514,995)

(946,572)

(333,465)

435,093

H-Class

879,990

3,737,413

—

233,503

(2,181,803)

(4,883,815)

(1,301,813)

(912,899)

Alternative Strategies Allocation Fund

A-Class

317,571

45,145*

—

—*

(47,376)

(36)*

270,195

45,109*

C-Class

332,267

6,211*

—

—*

(9,400)

(76)*

322,867

6,135*

H-Class

1,011,844

156,802*

—

—*

(386,484)

(60)*

625,360

156,742*

Commodities Strategy Fund

A-Class

611,539

735,802

—

4,195

(694,681)

(579,667)

(83,142)

160,330

C-Class

254,979

468,782

—

2,792

(284,869)

(311,479)

(29,890)

160,095

H-Class

4,278,928

9,361,274

—

9,632

(6,434,890)

(7,020,121)

(2,155,962)

2,350,785

Hedged Equity Fund

A-Class

113,747

111,860

—

8,201

(102,024)

(147,120)

11,723

(27,059)

C-Class

15,633

134,682

—

10,345

(102,700)

(232,135)

(87,067)

(87,108)

H-Class

92,493

629,575

—

52,308

(288,003)

(1,055,321)

(195,510)

(373,438)

International Rotation Fund

A-Class

409,802

873,569*

—

16,911*

(427,045)

(302,363)*

(17,243)

588,117*

C-Class

44,124

371,274*

—

5,073*

(87,277)

(218,555)*

(43,153)

157,792*

H-Class

521,541

1,363,614*

—

9,613*

(837,465)

(772,642)*

(315,924)

600,585*

Managed Futures Strategy Fund

A-Class

4,817,221

4,382,451

—

235

(1,755,227)

(771,855)

3,061,994

3,610,831

C-Class

2,128,703

1,663,914

—

79

(344,384)

(131,337)

1,784,319

1,532,656

H-Class

15,879,665

11,517,109

—

614

(4,576,100)

(1,928,419)

11,303,565

9,589,304

* Since the commencement of operations: March 7, 2008 — Alternative Strategies Allocation Fund; August 31, 2007 — International Rotation Fund.

† Unaudited.

NOTES TO FINANCIAL STATEMENTS ((Unaudited) (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Real Estate Fund

A-Class

619,493

112,803

—

557

(514,000)

(239,901)

105,493

(126,541)

C-Class

638,827

700,464

—

564

(645,633)

(760,867)

(6,806)

(59,839)

H-Class

4,166,428

6,023,194

—

852

(3,772,300)

(6,199,457)

394,128

(175,411)

Strengthening Dollar 2x Strategy Fund

A-Class

1,377,536

787,126

—

—

(592,849)

(650,512)

784,687

136,614

C-Class

2,985,821

1,457,961

—

—

(2,641,642)

(1,247,514)

344,179

210,447

H-Class

15,811,562

12,026,223

—

—

(10,662,491)

(11,034,788)

5,149,071

991,435

Weakening Dollar 2x Strategy Fund

A-Class

381,170

1,514,334

—

127,340

(658,368)

(1,706,145)

(277,198)

(64,471)

C-Class

1,049,349

1,265,049

—

112,053

(1,438,619)

(1,168,330)

(389,270)

208,772

H-Class

5,748,352

9,101,734

—

648,780

(7,007,073)

(10,420,234)

(1,258,721)

(669,720)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

11.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at a minimum of 100%

of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the

Funds’ securities lending agreement with U.S Bank, cash collateral may be invested by U.S. Bank in certain high quality, liq-

uid investments. At September 30, 2008, the cash collateral investments consisted of a money market mutual fund. The

Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

11,532,939

$ 11,532,939

Total Mutual Fund

$11,532,939

At September 30, 2008 the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Multi-Cap Core Equity Fund

$

87,820

$

85,786

Sector Rotation Fund

9,166,804

8,845,545

Absolute Return Strategies Fund

1,786,618

1,792,921

Hedged Equity Fund

49,306

49,024

Real Estate Fund

442,391

444,735

12. New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

73

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to share-

holders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Advisory Agreements dated January 18, 2008 between Rydex Series Funds, on behalf of the Funds, and PADCO

Advisors, Inc. were last approved by shareholders at Special Meetings held on October 4, 2007, November 1, 2007,

January 31, 2008 and February 12, 2008. Subject to the terms and conditions provided for in the Advisory Agreements,

each Advisory Agreement remains in effect for an initial two year term from the date of the Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the Advisory Agreements are next sched-

uled to be approved by the Board of Trustees at the Trust’s August 2009 Meeting.

The Sub-Advisory Agreement dated August 27, 2007 between PADCO Advisors, Inc. and Valu-Trac Investment

Management Limited, with respect to the International Rotation Fund, was approved by the Board of Trustees on August

27, 2007. Subject to the terms and conditions provided for in the Sub-Advisory Agreement, the Sub-Advisory Agreement

remains in effect for an initial two year term from the date of the Sub-Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the Sub-Advisory Agreement is next scheduled to be approved by the Board of Trustees at the Trust’s August 2009 Meeting.

74

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––

(Year Began)

–––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––

(Year Began)

–––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––

(Year Began)

–––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––

Year of Birth

During Past Five Years

–––––––––––––

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and

Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Assistant Treasurer (1966)

Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of

Rydex Investments (2008 to present); Vice President of Rydex Investments

(2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Controller (1974)

Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of

Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSTF–SEMI–0908x0309